Exhibit 99.1

Medallion Financial Corp.

Consolidated Schedule of Investments

March 31, 2018

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2018 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Medallion Loans
New York					334	46%	4.33%	$1,628	$6,892	$142,439	$140,661	$121,090
	Sean Cab Corp ##	Term Loan	12/09/11	11/23/18	1	1%	4.63%	$0		$3,131	$3,131	$3,131
	Real Cab Corp ##	Term Loan	07/20/07	03/20/18	1	1%	4.50%	$0		$2,545	$2,545	$2,545
	Real Cab Corp ##	Term Loan	07/20/07	03/20/18	1	*	4.50%	$0		$350	$350	$350
	Slo Cab Corp ##	Term Loan	07/20/07	03/20/18	1	1%	4.50%	$0		$1,527	$1,527	$1,527
	Slo Cab Corp ##	Term Loan	07/20/07	03/20/18	1	*	4.50%	$0		$210	$210	$210
	Junaid Trans Corp ## & {Annually-Prime plus 1.00%}	Term Loan	04/30/13	04/29/19	1	1%	5.00%	$0		$1,373	$1,373	$1,373
	Kby Taxi Inc ## {One-Time-Prime minus .75%}	Term Loan	01/29/18	01/28/23	1	*	3.25%	$0	$1,326	$1,320	$1,319	$1,321
	Avi Taxi Corporation ## {One-Time-Prime minus .75%}	Term Loan	01/29/18	01/28/23	1	*	3.25%	$0	$1,326	$1,320	$1,319	$1,321
	Anniversary Taxi Corp ## {One-Time-Prime minus .75%}	Term Loan	01/29/18	01/28/23	1	*	3.25%	$0	$1,326	$1,320	$1,319	$1,321
	Apple Cab Corp ## {One-Time-Prime minus .75%}	Term Loan	01/29/18	01/28/23	1	*	3.25%	$0	$1,326	$1,320	$1,319	$1,321
	Hj Taxi Corp ## {One-Time-Prime minus .75%}	Term Loan	01/29/18	01/28/23	1	*	3.25%	$0	$1,326	$1,320	$1,319	$1,321
	Uddin Taxi Corp ## &	Term Loan	11/05/15	11/05/18	1	*	4.75%	$0		$1,281	$1,281	$1,281
	Waylon Transit LLC ##	Term Loan	09/27/17	09/27/22	1	*	2.00%	$0		$1,267	$1,267	$1,269
	Sonu-Seema Corp ## (interest rate includes deferred interest of 2.50%)	Term Loan	12/07/12	12/20/18	1	*	5.00%	$42		$1,266	$1,266	$1,266
	Bunty & Jyoti Inc ## (interest rate includes deferred interest of 2.50%)	Term Loan	03/13/13	12/13/18	1	*	5.00%	$43		$1,250	$1,250	$1,250
	Earie Hacking LLC ##	Term Loan	12/28/15	12/28/20	1	*	3.60%	$0		$1,173	$1,173	$1,174
	Yosi Transit Inc ##	Term Loan	07/20/07	03/20/18	1	*	4.50%	$0		$1,018	$1,018	$1,018
	Yosi Transit Inc ##	Term Loan	07/20/07	03/20/18	1	*	4.50%	$0		$140	$140	$140
	Ride Yellow LLC ## (interest rate includes deferred interest of 1.75%)	Term Loan	02/01/13	01/01/19	1	*	5.00%	$29		$1,144	$1,144	$1,144
	Miklos Hacking Corp ##	Term Loan	02/26/14	10/25/22	1	*	3.75%	$0		$1,138	$1,138	$1,138
	Cfn Cab Corp ##	Term Loan	02/26/14	10/25/22	1	*	3.75%	$0		$1,138	$1,138	$1,138
	Flow Taxi Corp ## & {Annually-Prime plus .25%}	Term Loan	06/27/16	07/01/21	1	*	4.50%	$0		$1,108	$1,108	$1,110
	Ukraine Service Co ## & {Annually-Prime plus .25%}	Term Loan	06/27/16	07/01/21	1	*	4.50%	$0		$1,108	$1,108	$1,110
	Lil Amandachaka Hacking Corp ## & {Annually-Prime plus .25%}	Term Loan	06/27/16	07/01/21	1	*	4.50%	$0		$1,108	$1,108	$1,110
	Mickeybus Taxi LLC ##	Term Loan	10/25/17	10/25/22	1	*	2.00%	$0		$1,047	$1,047	$1,049
	Avilie Service Inc ## {Annually-Prime plus .25%}	Term Loan	02/11/13	03/01/19	1	*	4.50%	$0		$1,030	$1,030	$1,030
	New Direction Cab Corp ## &	Term Loan	11/18/11	02/18/18	1	*	4.00%	$0		$1,011	$1,011	$1,011
	Big Ari Taxi Corp ## {Annually-Prime} (interest rate includes deferred interest of 1.50%)	Term Loan	08/14/13	08/14/19	1	*	5.75%	$25		$988	$988	$988
	Bellsky Taxi Llc ## {Annually-Prime} (interest rate includes deferred interest of 1.50%)	Term Loan	08/14/13	08/14/19	1	*	5.75%	$25		$981	$981	$981
	Jump Service Co Inc ## {Annually-Prime plus .25%}	Term Loan	02/11/13	03/01/19	1	*	4.50%	$0		$957	$957	$957
	Nelsk Taxi Inc ## (interest rate includes deferred interest of 2.25%)	Term Loan	08/20/13	08/15/18	1	*	5.25%	$34		$904	$904	$904
	Humidity Hacking Corp ##	Term Loan	03/07/13	10/25/22	1	*	2.00%	$0		$900	$900	$900
	Typhoon Hacking Corp ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$847	$847	$847
	Hedy Hacking Corp. ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$847	$847	$847
	Nedrag Trans Corp ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$847	$847	$847
	Lety Cab Corp ##	Term Loan	10/25/17	10/25/22	1	*	2.00%	$0		$832	$832	$834
	Go Boy Cab Corp ## {Annually-Prime plus 1.00%}	Term Loan	04/10/13	04/10/19	1	*	5.00%	$0		$785	$785	$785
	Holdem Cab Corp ## {Annually-Prime plus 1.00%}	Term Loan	04/10/13	04/10/19	1	*	5.00%	$0		$785	$785	$785
	Gurpreet Singh & Manpreet Sing ## (interest rate includes deferred interest of 2.75%)	Term Loan	06/25/13	06/25/18	1	*	5.25%	$37		$735	$735	$735
	Zahav Taxi LLC ## (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$18		$724	$724	$724
	Hot Wheels Taxi LLC ## (interest rate includes deferred interest of 1.75%)	Term Loan	03/01/13	01/01/19	1	*	5.00%	$18		$710	$710	$710
	Willie Transit LLC ##	Term Loan	10/25/17	10/25/22	1	*	2.00%	$0		$698	$698	$700

Medallion Financial Corp.

Consolidated Schedule of Investments

March 31, 2018

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2018 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Alltaxitwo Cab Corp ## & {Annually-Prime}	Term Loan	12/21/16	12/21/26	1	*	4.25%	$0		$691	$691	$693
	Orys Trans Corp ## & {Annually-Prime}	Term Loan	12/21/16	12/21/26	1	*	4.25%	$0		$691	$691	$693
	Rakesh Aggarwal & Jasvir Singh ##	Term Loan	05/07/14	11/07/19	1	*	4.50%	$0		$680	$680	$680
	Joseph R Jean ## &	Term Loan	04/15/13	04/25/18	1	*	4.25%	$0		$673	$673	$673
	Ilker Altaygil ## & (interest rate includes deferred interest of 2.75%)	Term Loan	07/18/13	06/17/18	1	*	5.25%	$34		$672	$672	$672
	Carlos Govea ## (interest rate includes deferred interest of 1.50%)	Term Loan	06/05/14	06/05/19	1	*	5.50%	$8		$670	$670	$670
	New Express Cab Corp ##	Term Loan	03/31/15	03/30/19	1	*	4.50%	$0		$649	$649	$649
	Iddy Biddy Cab Corp ##	Term Loan	10/09/15	10/25/22	1	*	2.00%	$0		$643	$643	$644
	Jbob Hacking Corp ##	Term Loan	10/09/15	10/09/18	1	*	4.25%	$0		$640	$640	$641
	Malcolm Hacking Corp ##	Term Loan	08/05/15	08/05/18	1	*	4.25%	$0		$639	$639	$639
	Oyaz Hacking Corp ##	Term Loan	08/05/15	08/05/18	1	*	4.25%	$0		$639	$639	$639
	Avtar Singh ##	Term Loan	08/29/14	02/29/20	1	*	5.50%	$0		$634	$634	$634
	Parvinder Singh ## {Annually-Prime plus 1.00%}	Term Loan	08/13/13	08/13/21	1	*	5.25%	$0		$619	$618	$618
	Tripta Nfn & Jagdeep Kumar Cab &	Term Loan	11/12/14	04/12/20	1	*	5.50%	$0		$616	$616	$616
	Bruce Schneider ## {Annually-Prime plus 1.00%}	Term Loan	05/10/13	05/10/19	1	*	5.00%	$0		$612	$612	$612
	Shanu Miah ## (interest rate includes deferred interest of 2.75%)	Term Loan	06/20/13	06/20/18	1	*	5.25%	$24		$611	$611	$611
	Kerolus Waheib Makhail	Term Loan	12/27/12	12/08/18	1	*	4.13%	$0		$610	$610	$610
	Munir Ahmed Sahi ##	Term Loan	08/13/15	08/13/18	1	*	4.00%	$0		$603	$603	$603
	Jordan O Ohene ##	Term Loan	05/24/13	05/02/18	1	*	4.75%	$0		$590	$590	$590
	Jaswinder Singh/Note A ## (interest rate includes deferred interest of 2.00%)	Term Loan	04/27/16	04/27/18	1	*	4.50%	$23		$578	$578	$578
	Charanjeet Kaur & Manjit Singh ## (interest rate includes deferred interest of 2.50%)	Term Loan	10/28/13	10/28/18	1	*	5.00%	$21		$574	$574	$574
	Lesly Jeanjoseph ## & (interest rate includes deferred interest of 2.00%)	Term Loan	05/08/13	05/16/18	1	*	5.00%	$22		$574	$574	$574
	Mohammed Hossen & Abrar Hanif ##	Term Loan	03/11/13	03/11/18	1	*	4.50%	$0		$561	$561	$561
	Jasvir S Dhaliwal ##	Term Loan	07/01/13	04/26/18	1	*	4.25%	$0		$560	$560	$560
	Marian Cab Corp ##	Term Loan	06/19/12	06/19/19	1	*	4.50%	$0		$559	$559	$559
	Bliss Cab Corp ##	Term Loan	10/21/10	10/05/18	1	*	4.25%	$0		$552	$552	$552
	Albro Hacking, Corp. ##	Term Loan	07/10/14	06/07/18	1	*	3.63%	$0		$551	$551	$551
	Sushil Maggoo ## &	Term Loan	12/09/15	12/09/18	1	*	3.90%	$0		$548	$548	$549
	Oradeanul Taxi Corp ## &	Term Loan	01/30/13	02/01/18	1	*	5.00%	$0		$541	$541	$541
	Sukhdev Singh & Harpreet Singh ##	Term Loan	07/13/16	07/13/19	1	*	3.75%	$0		$535	$535	$536
	Mukhtiar Singh ##	Term Loan	08/29/14	02/29/20	1	*	5.50%	$0		$531	$531	$531
	Humberto Ontaneda ## (interest rate includes deferred interest of 2.50%)	Term Loan	10/17/13	09/23/18	1	*	5.00%	$21		$530	$530	$530
	Yves Bazile ##	Term Loan	09/16/15	03/15/18	1	*	4.75%	$0		$529	$529	$529
	Jean J Monteau ##	Term Loan	12/06/12	06/07/18	1	*	4.50%	$0		$521	$521	$521
	Newton Sodhi ## & {Annually-Prime plus 1.00%}	Term Loan	05/06/13	05/06/19	1	*	5.00%	$0		$520	$520	$520
	Magloire David ## & (interest rate includes deferred interest of 2.50%)	Term Loan	07/24/15	08/12/18	1	*	5.00%	$22		$518	$518	$518
	Dani Taxi Inc/Mbank	Term Loan	07/16/12	01/01/19	1	*	3.25%	$0		$517	$517	$517
	Rafi Mohammad ## &	Term Loan	02/27/13	02/03/18	1	*	4.50%	$0		$516	$516	$516
	Emad S Tadros ##	Term Loan	05/18/16	05/18/18	1	*	3.25%	$0		$514	$514	$514
	Sandeep Transport LLC ##	Term Loan	06/23/16	06/23/19	1	*	3.75%	$0		$502	$502	$503
	Nycyellow LLC ## &	Term Loan	12/21/16	12/21/19	1	*	3.50%	$0		$502	$502	$503
	Amarjit Sangera ##	Term Loan	11/18/15	05/18/18	1	*	4.50%	$0		$500	$500	$500
	Aminder Pal Singh ##	Term Loan	11/21/13	07/21/20	1	*	4.50%	$0		$498	$498	$498
	Fernande Paul Cab Corp ## {Annually-Prime} (interest rate includes deferred interest of 1.50%)	Term Loan	01/24/13	05/24/19	1	*	5.50%	$14		$497	$497	$497
	Luis E Perez ##	Term Loan	03/19/14	03/19/19	1	*	4.50%	$0		$497	$497	$497
	Travis R Bazile & Jean Exinvil ##	Term Loan	10/21/15	10/21/18	1	*	4.90%	$0		$497	$497	$497
	Albert A Agyemang ## & (interest rate includes deferred interest of 2.25%)	Term Loan	07/09/13	07/09/18	1	*	5.25%	$19		$482	$482	$482
	Nana K Adom ##	Term Loan	10/05/15	04/05/18	1	*	4.50%	$0		$478	$478	$478

Medallion Financial Corp.

Consolidated Schedule of Investments

March 31, 2018

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2018 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Momar Diagne ## (interest rate includes deferred interest of 1.00%)	Term Loan	05/12/14	05/12/19	1	*	5.50%	$4		$463	$463	$463
	Adil Lone ##	Term Loan	09/10/15	09/10/19	1	*	5.50%	$0		$453	$453	$453
	Harold Torres ## &	Term Loan	02/25/16	02/25/18	1	*	4.00%	$0		$449	$449	$449
	Jasvinder Chhoker + Dam Singh	Term Loan	11/10/11	05/30/18	1	*	4.50%	$0		$442	$442	$442
	M Irshad Chaudhry & Mhd Ramzan ## (interest rate includes deferred interest of 1.25%)	Term Loan	03/21/11	03/21/18	1	*	5.00%	$12		$437	$437	$437
	Shubal C Ghose ##	Term Loan	03/20/15	03/20/19	1	*	4.50%	$0		$432	$432	$432
	W.B.L.S Taxi Inc ## (interest rate includes deferred interest of 1.75%)	Term Loan	08/09/12	01/01/19	1	*	5.00%	$11		$428	$428	$428
	Mohammad Azhar ##	Term Loan	02/24/14	06/24/18	1	*	4.50%	$0		$422	$422	$422
	Verity Taxi Inc ## &	Term Loan	02/08/13	02/08/18	1	*	3.60%	$0		$400	$400	$400
	Mokbul Choudhury ##	Term Loan	08/25/14	08/25/19	1	*	5.50%	$0		$397	$397	$397
	Dady Hamel ##	Term Loan	12/26/13	12/26/18	1	*	4.50%	$0		$389	$389	$389
	Gustavo E Cabrejos ##	Term Loan	10/07/15	04/07/18	1	*	4.50%	$0		$385	$385	$385
	Santokh Bangay ##	Term Loan	12/10/12	05/23/18	1	*	4.50%	$0		$384	$384	$384
	Carlot Dalce ## &	Term Loan	07/09/13	07/09/18	1	*	4.75%	$0		$377	$377	$377
	Christian Cab Corp &	Term Loan	11/27/12	11/27/18	1	*	3.75%	$0		$397	$367	$370
	S600 Service Co Inc ## & {Annually-Prime plus .25%}	Term Loan	05/01/16	05/01/21	1	*	4.25%	$0		$367	$367	$369
	Perem Hacking Corp ## & {Annually-Prime plus .25%}	Term Loan	05/01/16	05/01/21	1	*	4.25%	$0		$367	$367	$369
	Red Army Cab Corp ## & {Annually-Prime plus .25%}	Term Loan	06/27/16	07/01/21	1	*	4.50%	$0		$367	$367	$369
	Hamilton Transit LLC ## &	Term Loan	03/26/14	08/27/18	1	*	3.00%	$0		$1,333	$1,260	$368
	Silke Hacking Corp ## &	Term Loan	03/26/14	08/27/18	1	*	3.00%	$0		$1,335	$1,262	$368
	Concourse Cab Corp ## & (interest rate includes deferred interest of 2.50%)	Term Loan	11/14/13	11/14/17	1	*	5.00%	$43		$427	$367	$368
	Gaultier Hacking Corp ## &	Term Loan	08/27/12	09/14/17	1	*	4.50%	$0		$373	$367	$367
	Ash Trans Corp ## & (interest rate includes deferred interest of 2.40%)	Term Loan	09/14/15	09/14/17	1	*	4.90%	$31		$370	$367	$367
	Brigitte Cab Corp ## & (interest rate includes deferred interest of 2.40%)	Term Loan	09/14/15	09/14/17	1	*	4.90%	$32		$370	$367	$367
	G Michael Cab Corp ## & (interest rate includes deferred interest of 2.40%)	Term Loan	09/14/15	09/14/17	1	*	4.90%	$34		$370	$367	$367
	Ganz Express Cab Cor ## & (interest rate includes deferred interest of 2.40%)	Term Loan	09/14/15	09/14/17	1	*	4.90%	$30		$370	$367	$367
	Benson Hacking Corp ## &	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$385	$367	$367
	Devin Taxi Corp ## &	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$385	$367	$367
	D & G Taxi Inc ## &	Term Loan	05/28/13	08/28/16	1	*	3.35%	$0		$392	$367	$367
	Rs Hacking Corp ## &	Term Loan	05/28/13	08/28/16	1	*	3.35%	$0		$367	$367	$367
	Samantha’S Cab Corp ## & (interest rate includes deferred interest of 2.40%)	Term Loan	09/14/15	09/14/17	1	*	4.90%	$29		$370	$367	$367
	Aujla Cab Corp ## (interest rate includes deferred interest of 2.50%)	Term Loan	04/23/14	03/20/18	1	*	5.00%	$15		$564	$564	$367
	Mci Taxi Inc ## &	Term Loan	10/29/15	10/29/18	1	*	4.75%	$0		$367	$367	$367
	K.R. Express Cab Corp ## &	Term Loan	10/29/15	10/29/18	1	*	4.75%	$0		$367	$367	$367
	Ocean Hacking Corp ## &	Term Loan	12/20/13	12/20/16	1	*	3.50%	$0		$367	$367	$367
	Daytona Hacking Corp ## &	Term Loan	03/26/14	08/27/18	1	*	3.00%	$0		$1,327	$1,257	$367
	Kaderee M & G Corp ## &	Term Loan	03/26/14	08/27/18	1	*	3.00%	$0		$1,328	$1,257	$367
	Jacal Hacking Corp ## &	Term Loan	12/20/13	12/20/16	1	*	3.50%	$0		$367	$367	$367
	Btr Taxi Inc ## (interest rate includes deferred interest of 3.25%)	Term Loan	06/16/14	12/16/18	1	*	5.75%	$21		$815	$815	$367
	Tosal Hacking Corp ## & (interest rate includes deferred interest of 1.50%)	Term Loan	04/01/13	11/01/17	1	*	4.00%	$21		$367	$367	$367
	Global Agami Cab Llc ## {Annually-Prime minus 1.75%} (interest rate includes deferred interest of 1.00%)	Term Loan	02/27/13	05/01/19	1	*	4.25%	$8		$906	$906	$366
	Planet Agami Cab Llc ## {Annually-Prime minus 1.75%} (interest rate includes deferred interest of 1.00%)	Term Loan	02/27/13	05/01/19	1	*	4.25%	$8		$906	$906	$366

Medallion Financial Corp.

Consolidated Schedule of Investments

March 31, 2018

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2018 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Universal Agami Transit Inc ## {Annually-Prime minus 1.75%} (interest rate includes deferred interest of 1.00%)	Term Loan	02/27/13	05/01/19	1	*	4.25%	$8		$906	$906	$366
	L&A Tarafdar Taxi Inc & {Annually-Prime plus 1.00%}	Term Loan	05/24/16	05/24/19	1	*	5.00%	$0		$363	$363	$364
	Melimajua Cab Corp ##	Term Loan	10/14/14	10/14/19	1	*	5.50%	$0		$363	$363	$363
	Daca Taxi Inc ##	Term Loan	06/07/17	06/07/19	1	*	5.50%	$0		$362	$362	$363
	Pierre Jeune ## &	Term Loan	12/14/12	06/09/18	1	*	4.50%	$0		$362	$362	$362
	Pierre Cadet ##	Term Loan	03/19/13	03/19/18	1	*	4.50%	$0		$356	$356	$356
	Bucur Express Cab Corp ##	Term Loan	06/07/17	06/07/19	1	*	5.50%	$0		$348	$348	$349
	Yberto Santana ##	Term Loan	02/27/14	02/22/19	1	*	4.50%	$0		$345	$345	$345
	Shah M Rahman ##	Term Loan	11/25/13	05/25/20	1	*	5.50%	$0		$344	$344	$344
	Anthony Okyere Duah ##	Term Loan	07/14/17	01/14/20	1	*	5.50%	$0		$339	$339	$341
	Eduard Neyman	Term Loan	05/24/13	05/24/20	1	*	4.00%	$0		$336	$336	$337
	Chuhar Singh ##	Term Loan	06/06/13	06/15/18	1	*	4.25%	$0		$332	$332	$332
	Double Cab Corp ##	Term Loan	09/15/17	09/15/19	1	*	5.50%	$0		$327	$327	$329
	Ikaria Taxi LLC ## &	Term Loan	03/28/14	08/27/18	1	*	3.00%	$0		$1,563	$1,469	$313
	Sag Taxi LLC ## &	Term Loan	03/28/14	08/27/18	1	*	3.00%	$0		$1,559	$1,460	$313
	Pontios Taxi LLC ## &	Term Loan	03/28/14	08/27/18	1	*	3.00%	$0		$1,564	$1,472	$313
	Esg Hacking Corp ## &	Term Loan	03/12/14	03/12/17	1	*	3.50%	$0		$318	$312	$312
	Malkit Singh ##	Term Loan	07/16/15	07/16/20	1	*	5.50%	$0		$311	$311	$311
	Georges Desrosiers ## & (interest rate includes deferred interest of 2.50%)	Term Loan	12/22/17	12/22/19	1	*	5.50%	$2		$301	$301	$303
	Essa & Soliman Transit Inc ##	Term Loan	04/19/13	03/08/18	1	*	4.75%	$0		$301	$301	$301
	Surjit Singh ##	Term Loan	10/25/13	10/25/18	1	*	3.80%	$0		$296	$296	$296
	Rehmet Khan ##	Term Loan	03/11/15	03/08/19	1	*	4.50%	$0		$291	$291	$291
	Bj Cab Corp/Note 1 Of 2 {Annually-Prime plus 1.00%}	Term Loan	06/12/13	09/12/19	1	*	5.25%	$0		$289	$288	$288
	Bj Cab Corp/Note 2 Of 2 {Annually-Prime plus 1.00%}	Term Loan	06/12/13	09/12/19	1	*	5.25%	$0		$289	$288	$288
	Joubert Toussaint ##	Term Loan	03/09/15	03/09/18	1	*	4.50%	$0		$283	$283	$283
	King D Taxi Inc ## {Annually-Prime}	Term Loan	01/17/12	10/01/21	1	*	4.25%	$0		$273	$273	$273
	Crossbow Taxi Inc ## {Annually-Prime}	Term Loan	01/17/12	10/01/21	1	*	4.25%	$0		$273	$273	$273
	Petia Cab Corporation ## {Annually-Prime}	Term Loan	01/17/12	10/01/21	1	*	4.25%	$0		$274	$274	$274
	King Verin Taxi Inc ## {Annually-Prime}	Term Loan	01/17/12	10/01/21	1	*	4.25%	$0		$274	$274	$274
	Cleopatra Cab Corp ## {Annually-Prime}	Term Loan	01/17/12	10/01/21	1	*	4.25%	$0		$273	$273	$273
	Musa Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0		$273	$273	$274
	Micdavid Hacking Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0		$273	$273	$274
	Aem Transportation Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0		$273	$273	$274
	Macbak Trans Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0		$273	$273	$274
	Kornos Taxi Inc ## &	Term Loan	09/04/12	09/04/17	1	*	4.50%	$0		$262	$262	$262
	Jasvir Singh	Term Loan	11/27/12	11/27/22	1	*	4.25%	$0		$260	$260	$262
	Valeri Aminov	Term Loan	03/28/18	03/28/20	1	*	5.50%	$0	$262	$262	$262	$262
	Elsayed A Hassan ##	Term Loan	12/12/17	12/12/19	1	*	5.50%	$0		$252	$252	$254
	Platform Taxi Service/Mbank	Term Loan	05/04/12	12/15/17	1	*	5.92%	$0		$251	$251	$251
	Kesef Taxi Inc/Mbank	Term Loan	07/16/12	01/01/19	1	*	3.25%	$0		$242	$242	$242
	Sincere Cab Corp ##	Term Loan	06/21/11	06/21/20	1	*	4.75%	$0		$238	$238	$236
	Mohammmed H Iqbal ##	Term Loan	09/14/12	03/11/18	1	*	4.50%	$0		$226	$226	$226
	Ede Service Corp ##	Term Loan	07/20/07	03/20/18	1	*	4.50%	$0		$210	$210	$210
	Daniel Victor ##	Term Loan	05/09/16	05/09/19	1	*	4.75%	$0		$202	$202	$203
	Gbcab LLC ## &	Term Loan	08/19/15	08/19/18	1	*	3.75%	$0		$228	$184	$187
	Rose And Jean Service LLC ## &	Term Loan	06/15/16	06/15/19	1	*	4.00%	$0		$196	$184	$186
	Amr Aly Shafshak/Note A &	Term Loan	10/24/17	04/24/19	1	*	5.50%	$0		$400	$395	$186
	Balwinder Singh ## &	Term Loan	10/02/15	10/02/18	1	*	4.50%	$0		$184	$184	$185
	Turgut Duman ## &	Term Loan	12/02/15	12/02/18	1	*	4.13%	$0		$200	$184	$185
	Roudy Moliere &Jean B Letang ## &	Term Loan	01/15/16	01/15/18	1	*	5.00%	$0		$190	$184	$185
	Frands Fequiere ## &	Term Loan	01/20/16	01/20/18	1	*	5.25%	$0		$200	$184	$185
	Gerardo Barrera ## & (interest rate includes deferred interest of 2.50%)	Term Loan	08/08/14	03/15/19	1	*	5.00%	$17		$217	$184	$185
	Anwar Khalifa ## &	Term Loan	08/07/14	08/07/17	1	*	4.50%	$0		$184	$184	$185

Medallion Financial Corp.

Consolidated Schedule of Investments

March 31, 2018

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2018 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Ghotra & Ghotra LLC & (interest rate includes deferred interest of 2.50%)	Term Loan	12/19/13	12/19/17	1	*	5.00%	$25		$772	$735	$185
	Samiullah Zaman ## &	Term Loan	04/07/14	04/07/17	1	*	4.00%	$0		$188	$184	$185
	Sphinx Rc LLC &	Term Loan	08/25/16	08/25/19	1	*	3.50%	$0		$184	$184	$185
	Strivers Way Inc ## &	Term Loan	12/17/13	12/17/16	1	*	3.85%	$0		$222	$184	$185
	Guy Merisier ## &	Term Loan	07/25/14	07/25/17	1	*	4.13%	$0		$202	$184	$185
	Atef A Khalil & (interest rate includes deferred interest of 2.50%)	Term Loan	07/09/14	12/25/18	1	*	5.00%	$22		$208	$184	$185
	Joseph Paul Desir ## & (interest rate includes deferred interest of 2.50%)	Term Loan	07/28/14	08/30/19	1	*	5.00%	$26		$213	$184	$185
	Mandeep Multani & Ravinder Sin ## & (interest rate includes deferred interest of 3.00%)	Term Loan	03/19/14	12/23/17	1	*	5.00%	$27		$692	$692	$184
	Jaswinder K Sharma ## &	Term Loan	10/08/15	10/08/17	1	*	4.50%	$0		$184	$184	$184
	Jacob Kuruvilla ## &	Term Loan	11/11/09	12/05/17	1	*	3.75%	$0		$377	$377	$184
	Kawarjeet Singh & Maan Singh ## &	Term Loan	05/15/13	12/08/17	1	*	4.00%	$0		$184	$184	$184
	David Mashkabov ## &	Term Loan	10/26/11	10/24/17	1	*	4.00%	$0		$184	$184	$184
	Frantz Louhis & Joseph Paul ## &	Term Loan	06/08/12	06/08/19	1	*	4.75%	$0		$478	$459	$184
	Man Singh ## &	Term Loan	02/25/13	02/09/18	1	*	4.50%	$0		$184	$184	$184
	Garcha Randhawa Taxi Corp ## &	Term Loan	05/31/13	07/19/18	1	*	5.00%	$0		$766	$723	$184
	Amjad Abbas ## &	Term Loan	12/19/13	12/19/19	1	*	5.50%	$0		$191	$184	$184
	Jose F Pimentel ## &	Term Loan	05/14/14	11/14/18	1	*	4.00%	$0		$686	$686	$184
	Rahul Amin ## &	Term Loan	06/11/14	06/26/17	1	*	3.63%	$0		$184	$184	$184
	Sweeney And Sweeney ## &	Term Loan	09/29/15	03/28/18	1	*	4.50%	$0		$184	$184	$184
	Alexander Vizueta ## & (interest rate includes deferred interest of 2.50%)	Term Loan	04/01/14	09/01/17	1	*	5.00%	$25		$185	$184	$184
	Arman And Mehtab Padda Taxi Co ## & (interest rate includes deferred interest of 2.75%)	Term Loan	06/19/13	07/19/18	1	*	5.50%	$15		$778	$736	$184
	Binh Pham ## & (interest rate includes deferred interest of 2.75%)	Term Loan	04/23/14	05/26/18	1	*	5.50%	$17		$205	$184	$184
	Danny Truong ## (interest rate includes deferred interest of 2.00%)	Term Loan	07/30/14	01/30/20	1	*	5.50%	$10		$719	$719	$184
	Dominique Ismael ## & (interest rate includes deferred interest of 2.00%)	Term Loan	03/10/14	03/10/18	1	*	5.00%	$11		$527	$491	$184
	Donald Singh ## & (interest rate includes deferred interest of 2.50%)	Term Loan	10/11/13	10/11/18	1	*	5.00%	$25		$184	$184	$184
	Ghulam Abbas ## & (interest rate includes deferred interest of 2.50%)	Term Loan	04/17/13	05/23/18	1	*	5.00%	$37		$192	$184	$184
	Gilbert Chong ## (interest rate includes deferred interest of 2.75%)	Term Loan	10/28/15	10/25/19	1	*	5.50%	$6		$518	$518	$184
	Joseph Gerard Pierre ## & (interest rate includes deferred interest of 2.50%)	Term Loan	07/07/14	01/18/18	1	*	5.00%	$21		$693	$693	$184
	Lelio Bresier & Jeanne Bresier ## & (interest rate includes deferred interest of 2.50%)	Term Loan	03/06/13	05/15/18	1	*	5.00%	$9		$410	$394	$184
	Marc C Bastien ## & (interest rate includes deferred interest of 1.50%)	Term Loan	04/11/13	05/24/18	1	*	5.50%	$17		$189	$184	$184
	Maria L Denocua ## (interest rate includes deferred interest of 3.00%)	Term Loan	09/17/15	12/29/19	1	*	5.50%	$4		$513	$513	$184
	Serge Bonny ## (interest rate includes deferred interest of 3.00%)	Term Loan	03/11/13	12/05/18	1	*	5.50%	$3		$339	$339	$184
	Haroon Sharif ## &	Term Loan	05/21/13	05/18/18	1	*	2.50%	$0		$184	$184	$184
	Tamimu Aliu ## &	Term Loan	05/28/13	05/28/16	1	*	4.25%	$0		$184	$184	$184
	Dhuri And Barnala Cab Corp ## &	Term Loan	06/03/13	06/03/16	1	*	3.80%	$0		$189	$184	$184
	Alika Awan Trans Corp ## &	Term Loan	09/04/13	09/04/16	1	*	3.85%	$0		$184	$184	$184
	Jean B Guerrier ## &	Term Loan	08/08/12	08/10/17	1	*	4.50%	$0		$191	$184	$184
	Erwich Chery &	Term Loan	09/29/14	08/01/19	1	*	4.25%	$0		$538	$504	$184
	Guivarch Thimothe &	Term Loan	09/19/12	09/07/17	1	*	4.75%	$0		$184	$184	$184
	Gur & Dev Taxi LLC & (interest rate includes deferred interest of 2.50%)	Term Loan	02/18/14	09/25/18	1	*	5.00%	$29		$184	$184	$184
	Joseph W Charles &	Term Loan	05/27/14	05/27/17	1	*	3.70%	$0		$184	$184	$184
	Joseph Jean ## &	Term Loan	03/14/12	02/10/18	1	*	4.50%	$0		$437	$437	$184
	Louis A Alphonse ## &	Term Loan	02/21/13	02/18/19	1	*	4.50%	$0		$201	$184	$184
	Eustache Romain ## &	Term Loan	02/26/13	04/06/18	1	*	4.50%	$0		$202	$184	$184
	Alexander A Malamud ## &	Term Loan	02/28/13	02/26/18	1	*	4.00%	$0		$193	$184	$184

Medallion Financial Corp.

Consolidated Schedule of Investments

March 31, 2018

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2018 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Ahmed Elsayed ## &	Term Loan	11/22/13	11/22/16	1	*	3.50%	$0		$184	$184	$184
	Eli Parada ## &	Term Loan	11/27/13	11/27/16	1	*	3.65%	$0		$184	$184	$184
	Leo P. Roland ## &	Term Loan	12/03/13	02/03/20	1	*	3.50%	$0		$660	$637	$184
	Mian Cab Corp ## &	Term Loan	01/21/14	01/21/17	1	*	4.00%	$0		$184	$184	$184
	Yvon Louissaint ## &	Term Loan	02/20/14	02/20/17	1	*	3.88%	$0		$194	$184	$184
	Carmay Latendresse ## & (interest rate includes deferred interest of 2.50%)	Term Loan	05/19/14	11/09/17	1	*	5.00%	$25		$216	$184	$184
	Gilberto Barrera ## & (interest rate includes deferred interest of 2.50%)	Term Loan	04/02/14	04/02/18	1	*	5.00%	$18		$206	$184	$184
	Joseph L Flovel ## & (interest rate includes deferred interest of 2.50%)	Term Loan	10/31/13	10/30/17	1	*	5.00%	$22		$188	$184	$184
	Manuel F Pena ## & (interest rate includes deferred interest of 3.00%)	Term Loan	11/26/13	10/26/17	1	*	5.00%	$24		$184	$184	$184
	Preslert Louis ## & (interest rate includes deferred interest of 1.50%)	Term Loan	05/30/13	05/30/18	1	*	5.00%	$18		$194	$184	$184
	Rafael A Pena ## & (interest rate includes deferred interest of 3.00%)	Term Loan	09/18/13	08/29/18	1	*	5.00%	$25		$185	$184	$184
	Samy Baddar ## & (interest rate includes deferred interest of 3.00%)	Term Loan	07/18/13	03/07/18	1	*	5.50%	$34		$698	$654	$184
	Shahdad Bhatti Cab Corp ## & (interest rate includes deferred interest of 2.50%)	Term Loan	08/18/14	10/01/18	1	*	5.00%	$20		$193	$184	$184
	Spyridon Tzorzis ## & (interest rate includes deferred interest of 2.50%)	Term Loan	07/10/13	07/12/17	1	*	5.00%	$26		$184	$184	$184
	Sukhdev Singh & Harpal S Bhola ## (interest rate includes deferred interest of 2.50%)	Term Loan	12/04/13	12/04/18	1	*	5.00%	$21		$619	$619	$184
	Zus Trading Inc ## & (interest rate includes deferred interest of 2.50%)	Term Loan	08/09/13	07/27/18	1	*	5.00%	$32		$728	$728	$183
	Brunet Lucas ## & (interest rate includes deferred interest of 3.25%)	Term Loan	06/06/13	06/06/18	1	*	5.00%	$37		$615	$607	$183
	Avner Ben-Levy ## &	Term Loan	05/29/12	05/28/17	1	*	4.25%	$0		$214	$184	$183
	Tarek Elsaid ## (interest rate includes deferred interest of 2.50%)	Term Loan	05/12/14	04/10/18	1	*	5.00%	$13		$536	$536	$183
	Lissade Aurelus ## & {Annually-Prime plus 1.00%}	Term Loan	05/01/13	05/03/19	1	*	5.00%	$0		$184	$183	$183
	Corsi Cab Corp ##	Term Loan	06/21/11	06/21/20	1	*	4.75%	$0		$179	$179	$178
	Anba Taxi Inc ##	Term Loan	06/21/11	06/21/20	1	*	4.75%	$0		$179	$179	$177
	Jackie L Chaiken ## &	Term Loan	09/20/16	03/26/18	1	*	4.25%	$0		$175	$175	$175
	Wai Tat Louie	Term Loan	05/07/15	05/25/20	1	*	5.00%	$0		$157	$157	$157
	Gilzian Enterprise LLC ## &	Term Loan	05/22/14	05/22/17	1	*	3.88%	$0		$156	$156	$156
	Anmol Usa LLC ## &	Term Loan	10/01/14	09/26/17	1	*	3.75%	$0		$156	$156	$156
	Espiye Taxi Corp (interest rate includes deferred interest of 2.75%)	Term Loan	05/23/14	05/27/18	1	*	5.50%	$17		$715	$715	$156
	Senoz Cab Corp &	Term Loan	05/23/14	05/23/17	1	*	3.00%	$0		$189	$156	$156
	Amr & Rina Taxi Inc &	Term Loan	07/15/13	06/26/16	1	*	4.25%	$0		$156	$156	$156
	Eugenio & Ayodele Trans Corp & (interest rate includes deferred interest of 2.50%)	Term Loan	09/26/13	03/28/19	1	*	5.00%	$17		$180	$156	$156
	Ede Service Corp/Mfun	Term Loan	07/24/07	03/20/18	1	*	4.50%	$0		$151	$151	$151
	Mohammad Ashraf Ali ## &	Term Loan	01/17/12	01/09/18	1	*	4.00%	$0		$151	$151	$151
	Ny Diploma Taxi Co ##	Term Loan	07/20/07	03/20/18	1	*	4.50%	$0		$140	$140	$140
	Jo & Dimi LLC ##	Term Loan	09/17/15	09/17/18	1	*	3.10%	$0		$140	$140	$140
	Wan Sang Lau & Mary Quan Lau ##	Term Loan	03/18/16	03/18/18	1	*	4.50%	$0		$134	$134	$134
	Zorro Taxi Inc ##	Term Loan	12/20/13	06/20/20	1	*	5.50%	$0		$131	$131	$131
	Mk Multani/B Note	Term Loan	04/13/15	11/13/18	1	*	4.00%	$0		$125	$125	$125
	Sofi Hacking Corp ## &	Term Loan	05/11/15	05/11/18	1	*	4.00%	$0		$125	$125	$125
	Joseph Bologna ## {Annually-Prime plus 1.00%}	Term Loan	10/06/10	09/29/19	1	*	5.25%	$0		$113	$113	$113
	Ny Diploma Taxi Corp/Mfun	Term Loan	07/24/07	03/20/18	1	*	4.50%	$0		$101	$101	$101
	Roman Fermin ##	Term Loan	08/09/13	07/29/18	1	*	4.75%	$0		$101	$101	$101
	Birk Cab Corp/Note 1 ## & (interest rate includes deferred interest of 1.25%)	Term Loan	03/11/15	05/09/18	1	*	5.00%	$6		$111	$99	$100
	Birk Cab Corp/Note 2 ## & (interest rate includes deferred interest of 1.25%)	Term Loan	03/11/15	05/09/18	1	*	5.00%	$2		$96	$85	$86
	Jaswinder Singh/Note B (interest rate includes deferred interest of 2.00%)	Term Loan	04/27/16	04/27/18	1	*	4.50%	$3		$84	$84	$84

Medallion Financial Corp.

Consolidated Schedule of Investments

March 31, 2018

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2018 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	1212 Taxi LLC (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$16		$74	$74	$75
	Y Joey Taxi Inc (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$8		$73	$73	$74
	Bu Taxi LLC/Mbank	Term Loan	01/19/17	01/01/19	1	*	3.25%	$0		$73	$73	$73
	Ede Service Corp	Term Loan	07/20/07	03/20/18	1	*	4.50%	$0		$70	$70	$70
	Nicolae Blidariu	Term Loan	02/29/08	02/28/23	1	*	6.50%	$0		$68	$68	$68
	Jean Pierre Trans Inc	Term Loan	02/26/14	05/26/18	1	*	3.75%	$0		$62	$62	$62
	Tyme Cab Corp (interest rate includes deferred interest of 2.75%)	Term Loan	06/26/14	06/25/20	1	*	5.00%	$14		$60	$60	$60
	Y Mommy Taxi Inc/Mbank	Term Loan	01/19/17	01/01/19	1	*	3.25%	$0		$58	$58	$58
	Ruckman Hacking Corp {Annually-Prime plus .25%}	Term Loan	08/30/13	03/01/19	1	*	4.50%	$0		$56	$56	$56
	Sonnet Service Co Inc {Annually-Prime plus .25%}	Term Loan	08/30/13	03/01/19	1	*	4.50%	$0		$56	$56	$56
	Chahal & Nahal LLC	Term Loan	04/21/14	04/21/18	1	*	4.17%	$0		$56	$56	$56
	Goodspeed Transit Inc {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.75%	$0		$54	$54	$54
	Y Daddy Taxi Inc/Mbank	Term Loan	07/16/12	01/01/19	1	*	3.25%	$0		$53	$53	$53
	Cora Hacking Corp	Term Loan	03/07/13	06/07/18	1	*	3.50%	$0		$50	$50	$50
	Granny Hacking Corp	Term Loan	03/07/13	06/07/18	1	*	3.50%	$0		$50	$50	$50
	Eddy Joseph	Term Loan	02/02/15	02/02/22	1	*	5.00%	$0		$48	$48	$49
	M.Y. Taxi Inc (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$20		$48	$48	$49
	Mode Service Corp	Term Loan	06/02/11	06/01/21	1	*	6.00%	$0		$48	$48	$48
	Ptah Cab Corp {Annually-Prime minus 1.75%} (interest rate includes deferred interest of 1.00%)	Term Loan	03/12/14	05/01/19	1	*	4.25%	$8		$47	$47	$47
	Network Agami Cab Corp {Annually-Prime minus 1.75%} (interest rate includes deferred interest of 1.00%)	Term Loan	02/27/13	05/01/19	1	*	4.25%	$8		$46	$46	$46
	Salih Boncukcu/Mbnk	Term Loan	06/18/14	12/18/19	1	*	13.50%	$0		$46	$46	$46
	Ny Diploma Taxi Co	Term Loan	07/20/07	03/20/18	1	*	4.50%	$0		$46	$46	$46
	Abdul H Abid ##	Term Loan	04/24/14	04/24/19	1	*	4.00%	$0		$43	$43	$44
	Orbit Agami Cab Llc {Annually-Prime minus .25%}	Term Loan	11/05/10	10/01/19	1	*	4.00%	$0		$43	$43	$43
	Justin Hacking Corp {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.75%	$0		$42	$42	$42
	William G Ward ##	Term Loan	04/29/13	04/26/21	1	*	4.50%	$0		$40	$40	$40
	Y Meir Taxi Inc/Mbnk	Term Loan	07/16/12	01/01/19	1	*	3.25%	$0		$29	$29	$29
	Y Michal Taxi Inc/Mbnk	Term Loan	07/16/12	01/01/19	1	*	3.25%	$0		$29	$29	$29
	S&M Taxi Inc/Mbank	Term Loan	07/16/12	01/01/19	1	*	3.25%	$0		$29	$29	$29
	N&A Taxi Inc/Mbank	Term Loan	07/16/12	01/01/19	1	*	3.25%	$0		$29	$29	$29
	Y Mati Taxi Inc/Mbnk	Term Loan	07/16/12	01/01/19	1	*	3.25%	$0		$29	$29	$29
	Soho Cab Corp &	Term Loan	02/11/14	08/27/18	1	*	3.00%	$0		$132	$51	$29
	M.M.Y Taxi Inc (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$15		$29	$29	$29
	Yme Transit Inc {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.75%	$0		$29	$29	$29
	Fido Cab Corp {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.75%	$0		$24	$23	$23
	M&J Taxi Inc (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$9		$21	$21	$22
	Maya Taxi Inc (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$9		$21	$21	$22
	Mtr Taxi Inc (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$9		$21	$21	$22
	Neomi & Z Taxi Inc (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$9		$21	$21	$22
	Saba Moshe Taxi Inc (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$9		$21	$21	$22
	Bursa Cab Corp/Note 2	Term Loan	03/23/01	09/10/23	1	*	6.00%	$0		$21	$21	$21
	Opera Taxi Inc/Mbank	Term Loan	07/16/12	01/01/19	1	*	3.25%	$0		$20	$20	$20
	Ronen Taxi Inc/Mbank	Term Loan	07/16/12	01/01/19	1	*	3.25%	$0		$20	$20	$20
	Mry Taxi Inc/Mbank	Term Loan	07/16/12	01/01/19	1	*	3.25%	$0		$20	$20	$20
	Munir Ahmed Sahi ##	Term Loan	08/13/15	08/13/18	1	*	4.00%	$0		$20	$20	$20
	Bursa Cab Corp/Note 1	Term Loan	03/23/01	09/10/23	1	*	6.00%	$0		$19	$19	$19

Medallion Financial Corp.

Consolidated Schedule of Investments

March 31, 2018

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2018 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Sukhdev Singh & H Singh/B Note	Term Loan	07/13/16	07/13/20	1	*	5.00%	$0		$16	$16	$17
	Vosiem Hacking Corp {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.75%	$0		$16	$15	$15
	Surlak Taxi LLC/Mbnk	Term Loan	04/25/14	04/17/18	1	*	9.19%	$0		$14	$14	$14
	Jose F Pimentel ##	Term Loan	05/14/14	05/14/19	1	*	4.25%	$0		$9	$9	$10
	Bj Cab Corp	Term Loan	02/27/15	02/26/19	1	*	5.00%	$0		$7	$7	$8
	Jean M Venord/Mbank	Term Loan	04/10/17	04/10/22	1	*	9.25%	$0		$7	$7	$7
	Amr Aly Shafshak/Note B &	Term Loan	10/24/17	10/24/22	1	*	0.00%	$0		$307	$307	$2
	Paros Taxi LLC &	Term Loan	03/28/14	08/27/18	1	*	3.00%	$0		$318	$224	$1
	Hshmul Taxi LLC/Mbnk &	Term Loan	03/17/14	05/31/19	1	*	6.50%	$0		$36	$34	$1
	Davinder Singh/Mbnk	Term Loan	04/23/14	04/20/18	1	*	5.92%	$0		$59	$60	$1
	D&P Baidwan LLC/Mbnk &	Term Loan	05/20/14	05/20/18	1	*	5.36%	$0		$84	$85	$1
	Kero Taxi Corp/Mbnk	Term Loan	05/30/14	11/30/18	1	*	10.25%	$0		$74	$75	$1
	Pakt Medallions LLC/Mbnk &	Term Loan	08/26/14	06/02/18	1	*	6.75%	$0		$43	$42	$1
	Dominique Ismael &	Term Loan	09/17/15	09/17/18	1	*	5.00%	$0		$8	$9	$1
Chicago					107	5%	4.72%	$292	$0	$16,525	$15,718	$12,822
	Sweetgrass Peach &Chadwick Cap ## & (interest rate includes deferred interest of 1.00%)	Term Loan	08/28/12	02/24/18	1	1%	6.00%	$37		$1,353	$1,353	$1,353
	Regal Cab Company Et Al ## &	Term Loan	08/29/13	08/27/18	1	*	5.00%	$0		$489	$489	$489
	Chicago Medallion Two LLC ## & (interest rate includes deferred interest of .75%)	Term Loan	12/02/11	12/02/16	1	*	3.75%	$15		$364	$349	$349
	Chicago Medallion Three LLC ## & (interest rate includes deferred interest of .75%)	Term Loan	12/02/11	12/02/16	1	*	3.75%	$15		$364	$349	$349
	Chicago Medallion Four LLC ## & (interest rate includes deferred interest of .75%)	Term Loan	12/02/11	12/02/16	1	*	3.75%	$16		$364	$349	$349
	Chicago Medallion One LLC ## & (interest rate includes deferred interest of .75%)	Term Loan	12/02/11	12/02/16	1	*	3.75%	$15		$364	$349	$349
	Moo Moo Cab Co ## {Annually-Prime plus 2.00%}	Term Loan	08/14/13	08/04/19	1	*	6.25%	$0		$413	$413	$413
	Blue Valentine Cab Corp {Annually-Prime plus 2.00%}	Term Loan	04/10/13	04/11/19	1	*	6.00%	$0		$404	$404	$404
	Tumblin Dice Taxi Inc {Annually-Prime plus 2.00%}	Term Loan	04/10/13	04/11/19	1	*	6.00%	$0		$402	$402	$402
	Musanour Cab Inc ##	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$402	$401	$401
	Chicago Medallion Nine LLC ## &	Term Loan	05/02/12	05/02/17	1	*	5.75%	$0		$301	$279	$279
	Rahwa & Bros Cab Co, Et Al ## &	Term Loan	04/11/14	04/11/19	1	*	5.00%	$0		$256	$210	$211
	Blue Eyes Cab Corp ## & {Annually-Prime}	Term Loan	12/22/15	12/22/20	1	*	4.25%	$0		$211	$210	$211
	Lucky Seven Chicago One Inc ## & {Annually-Prime}	Term Loan	12/22/15	12/22/20	1	*	4.25%	$0		$211	$210	$211
	Michael Two Cab Corp ## &	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$210	$210	$210
	Little Wing Cab Corp {Annually-Prime plus 2.00%}	Term Loan	04/10/13	04/11/19	1	*	6.00%	$0		$271	$271	$271
	American Buffalo Cab Corp {Annually-Prime plus 2.00%}	Term Loan	04/10/13	04/11/19	1	*	6.00%	$0		$269	$269	$269
	Valasia Cab Co ## &	Term Loan	01/18/12	01/18/18	1	*	5.00%	$0		$238	$238	$238
	Ray Cab Company &	Term Loan	07/22/15	07/22/18	1	*	5.50%	$0		$215	$210	$211
	Met Cab Co ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$210	$210	$211
	Lmb Taxi V Inc ## &	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$175	$175	$175
	Lmb Taxi Iv Inc ## &	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$175	$175	$175
	Harriet C Inc ## & (interest rate includes deferred interest of 2.75%)	Term Loan	10/19/12	10/17/18	1	*	5.25%	$35		$175	$175	$175
	Glti Cab Corp &	Term Loan	03/10/15	03/10/18	1	*	5.00%	$0		$210	$210	$211
	Aniba Management & Services In ##	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$200	$200	$200
	Cozy Cab Co ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$180	$175	$176
	Dell Cab Corp ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$175	$175	$176
	Mike Taxi Corp ## &	Term Loan	05/01/13	05/01/17	1	*	4.50%	$0		$175	$175	$175
	Natalia Taxi Corp ## &	Term Loan	05/01/13	05/01/17	1	*	4.50%	$0		$175	$175	$175
	Natasha Transportation Inc ## &	Term Loan	05/01/13	05/01/17	1	*	4.50%	$0		$175	$175	$175
	N And M Valdof Hacking Corp ## &	Term Loan	05/01/13	05/01/17	1	*	4.50%	$0		$175	$175	$175
	Showcase Sports Management Cor ##	Term Loan	01/22/10	03/11/18	1	*	5.50%	$0		$188	$188	$188
	Chicago Medallion Seven LLC ## &	Term Loan	05/02/12	05/02/17	1	*	5.75%	$0		$152	$140	$140

Medallion Financial Corp.

Consolidated Schedule of Investments

March 31, 2018

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2018 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Tribeca Two Cab Corp ## & (interest rate includes deferred interest of 1.50%)	Term Loan	05/09/13	08/27/18	1	*	3.50%	$12		$703	$667	$137
	Santorini Four Cab Corp ## & (interest rate includes deferred interest of 1.50%)	Term Loan	05/09/13	08/27/18	1	*	3.50%	$12		$703	$668	$138
	Santorini Six Cab Corp ## & (interest rate includes deferred interest of 1.50%)	Term Loan	05/09/13	08/27/18	1	*	3.50%	$12		$702	$667	$137
	Santorini Five Cab Corp ## & (interest rate includes deferred interest of 1.50%)	Term Loan	05/09/13	08/27/18	1	*	3.50%	$12		$702	$667	$137
	Mikhalia Cabs Nine Inc ## &	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$105	$105	$105
	Kayla Hacking Corp ## &	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$105	$105	$105
	Carol Of Illinois Enterprises &	Term Loan	09/19/14	09/19/17	1	*	5.00%	$0		$106	$105	$105
	Dome Cab Corp ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$105	$105	$105
	Addis Flower Taxi Cab Service &	Term Loan	02/27/14	02/27/19	1	*	5.50%	$0		$100	$100	$101
	Bedford Cab Two Corp {Annually-Prime plus .75%}	Term Loan	07/30/10	03/11/19	1	*	5.00%	$0		$99	$99	$99
	Paik Cab Co	Term Loan	05/30/14	05/30/19	1	*	5.00%	$0		$97	$97	$98
	Asmara Cab Company ##	Term Loan	12/01/11	12/29/19	1	*	5.25%	$0		$91	$91	$91
	Imc Cab Corp {Annually-Prime plus .75%}	Term Loan	08/27/10	03/11/19	1	*	5.00%	$0		$83	$83	$83
	Taxi For Less Inc &	Term Loan	09/19/14	03/31/17	1	*	2.00%	$0		$85	$70	$71
	Myrtos Cab Corp &	Term Loan	03/25/15	03/25/19	1	*	4.25%	$0		$84	$70	$71
	Jiffy Cab Co ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$76	$70	$71
	Coffee Taxi LLC ## & (interest rate includes deferred interest of 1.50%)	Term Loan	10/10/13	08/27/18	1	*	3.50%	$7		$441	$414	$69
	Alem B Cab Inc ## &	Term Loan	01/22/13	01/22/18	1	*	5.50%	$0		$35	$35	$36
	Karbala Express Inc ## &	Term Loan	02/26/13	05/26/16	1	*	5.00%	$0		$35	$35	$36
	Naneffe Inc ## &	Term Loan	03/15/13	03/15/18	1	*	5.50%	$0		$43	$35	$36
	Semhar Corp ## &	Term Loan	01/31/12	01/31/17	1	*	5.50%	$0		$35	$35	$35
	Significant Trans Inc ## &	Term Loan	04/06/12	04/06/17	1	*	6.50%	$0		$35	$35	$35
	Adi Express Inc ## &	Term Loan	09/21/12	09/21/17	1	*	5.75%	$0		$35	$35	$35
	Annabelle Cab Corporation ## &	Term Loan	02/14/14	03/12/16	1	*	0.00%	$0		$35	$35	$35
	Three Kids Corp &	Term Loan	04/15/13	04/15/18	1	*	5.50%	$0		$50	$35	$36
	Alex Z Cab Corp &	Term Loan	04/22/13	04/22/18	1	*	5.50%	$0		$44	$35	$36
	Sabina Cab Inc &	Term Loan	04/19/13	04/19/18	1	*	5.50%	$0		$37	$35	$36
	Moses J Frank &	Term Loan	04/26/13	04/26/18	1	*	7.00%	$0		$44	$35	$36
	Tekezze Inc &	Term Loan	12/11/13	12/11/18	1	*	5.00%	$0		$42	$35	$36
	Antar Trans Inc &	Term Loan	01/17/14	01/17/19	1	*	5.00%	$0		$35	$35	$36
	Tyrone Henderson &	Term Loan	03/12/14	07/27/18	1	*	6.50%	$0		$36	$35	$36
	Bashiru Habib &	Term Loan	07/09/14	07/09/18	1	*	6.25%	$0		$36	$35	$36
	Measho Cab Corp &	Term Loan	08/08/16	08/08/19	1	*	5.00%	$0		$35	$35	$36
	Zeyrefda Inc ## &	Term Loan	05/17/13	05/17/18	1	*	5.50%	$0		$39	$35	$36
	Nakfa Corp ## &	Term Loan	06/17/13	06/17/18	1	*	4.88%	$0		$37	$35	$36
	Yenemekoya Inc ## &	Term Loan	06/28/13	06/28/18	1	*	5.25%	$0		$39	$35	$36
	Shere Corp ## &	Term Loan	07/26/13	07/26/18	1	*	5.25%	$0		$38	$35	$36
	Tahoora Transportation Inc. ## &	Term Loan	07/26/13	07/26/18	1	*	5.25%	$0		$38	$35	$36
	Nike Yomi Inc ## &	Term Loan	08/06/13	08/06/18	1	*	5.25%	$0		$49	$35	$36
	Life Cab Corp ## &	Term Loan	09/18/13	09/18/18	1	*	5.25%	$0		$38	$35	$36
	Nour Enterprise Inc ## &	Term Loan	09/16/13	09/16/18	1	*	5.75%	$0		$35	$35	$36
	Wubshet Inc ## &	Term Loan	09/25/13	09/25/18	1	*	5.25%	$0		$38	$35	$36
	Adom Enterprise, Inc ## &	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$40	$35	$36
	Helen Habte Corp ## &	Term Loan	10/01/13	02/03/17	1	*	4.00%	$0		$43	$35	$36
	Interwoodex Inc ## &	Term Loan	11/07/13	11/07/18	1	*	5.00%	$0		$43	$35	$36
	Tad Taxi Co ## &	Term Loan	11/13/13	11/13/18	1	*	5.00%	$0		$42	$35	$36
	Alkarim Chicago Inc ## &	Term Loan	11/27/13	11/27/18	1	*	5.50%	$0		$43	$35	$36
	Asmara Inc ## &	Term Loan	04/11/13	04/11/18	1	*	5.50%	$0		$35	$35	$36
	Rahel Express Inc ## &	Term Loan	12/27/13	12/27/18	1	*	5.25%	$0		$35	$35	$36
	Jpg Cab Corp &	Term Loan	04/23/12	04/23/17	1	*	6.50%	$0		$35	$35	$35
	Delina Cab Inc &	Term Loan	01/22/13	01/22/18	1	*	5.50%	$0		$35	$35	$35
	Tigray Cab Inc &	Term Loan	03/28/13	03/28/18	1	*	5.50%	$0		$35	$35	$35
	Les & Thera LLC &	Term Loan	05/08/13	05/08/17	1	*	5.25%	$0		$35	$35	$35
	Pireas Taxi Corp ## &	Term Loan	06/07/13	06/07/16	1	*	4.50%	$0		$38	$35	$35

Medallion Financial Corp.

Consolidated Schedule of Investments

March 31, 2018

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2018 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Kalib 2010 Inc ## &	Term Loan	07/16/13	07/16/17	1	*	5.50%	$0		$35	$35	$35
	Yemi Taxi Corp ## &	Term Loan	08/01/13	08/01/18	1	*	5.25%	$0		$35	$35	$35
	Grapevine Taxi LLC ## & (interest rate includes deferred interest of 1.50%)	Term Loan	10/10/13	08/27/18	1	*	3.50%	$3		$161	$151	$35
	C Dortch Inc ## & (interest rate includes deferred interest of 1.50%)	Term Loan	12/04/13	08/27/18	1	*	3.50%	$3		$181	$172	$35
	Ali Taxi Corp ##	Term Loan	08/13/13	08/13/18	1	*	5.25%	$0		$20	$20	$20
	Sny Cab Inc ##	Term Loan	12/14/11	12/28/19	1	*	4.50%	$0		$17	$17	$17
	Ade Taxi Corp	Term Loan	12/08/14	12/08/19	1	*	5.50%	$0		$13	$13	$14
	Top Cab Corp	Term Loan	05/14/15	05/14/19	1	*	4.25%	$0		$13	$13	$14
	Hudson Cab Corp & (interest rate includes deferred interest of 1.50%)	Term Loan	05/22/14	08/27/18	1	*	3.50%	$16		$95	$46	$12
	Oia Cab Corp & (interest rate includes deferred interest of 1.50%)	Term Loan	08/01/14	08/27/18	1	*	3.50%	$17		$97	$42	$11
	Tribeca Three Cab Corp & (interest rate includes deferred interest of 1.50%)	Term Loan	05/22/14	08/27/18	1	*	3.50%	$13		$75	$37	$10
	Stny Taxi Corp & (interest rate includes deferred interest of 1.50%)	Term Loan	08/01/14	08/27/18	1	*	3.50%	$14		$77	$31	$8
	Santorini Two Cab Corp & (interest rate includes deferred interest of 1.50%)	Term Loan	08/01/14	08/27/18	1	*	3.50%	$14		$78	$33	$8
	Greenwich Cab Corp & (interest rate includes deferred interest of 1.50%)	Term Loan	05/22/14	08/27/18	1	*	3.50%	$10		$58	$27	$8
	Any Cab Two Corp & (interest rate includes deferred interest of 1.50%)	Term Loan	05/22/14	08/27/18	1	*	3.50%	$7		$38	$19	$6
	St Petersburg Taxi LLC & (interest rate includes deferred interest of 1.50%)	Term Loan	05/22/14	08/27/18	1	*	3.50%	$7		$38	$19	$6
	Taxi For Less Inc &	Term Loan	05/09/16	05/09/18	1	*	0.00%	$0		$10	$10	$2
	Patriot Trans Inc &	Term Loan	05/09/16	05/09/18	1	*	0.00%	$0		$20	$20	$2
	Francis King Boat Inc	Term Loan	04/17/13	04/17/18	1	*	5.50%	$0		$1	$1	$1
	Top Cab Corp &	Term Loan	02/24/15	02/24/19	1	*	4.25%	$0		$13	$11	$1
Newark					110	8%	5.38%	$3	$0	$21,400	$21,316	$20,435
	Viergella Inc ## &	Term Loan	02/20/14	02/20/18	1	*	4.75%	$0		$1,276	$1,276	$1,276
	Rachel LLC	Term Loan	04/25/13	04/25/18	1	*	5.25%	$0		$663	$663	$663
	K And N Taxi LLC	Term Loan	09/26/13	09/26/19	1	*	5.25%	$0		$585	$585	$585
	A.M.E. Transit Limited Liabili ## &	Term Loan	01/10/13	01/10/18	1	*	5.25%	$0		$318	$318	$318
	Cherubin Vincent &	Term Loan	01/23/14	01/23/18	1	*	5.25%	$0		$605	$605	$318
	Saintvillien & Larochelle LLC	Term Loan	11/14/13	11/14/18	1	*	4.90%	$0		$301	$301	$301
	Mr. Milcent & Sons, LLC ## &	Term Loan	04/24/14	04/24/20	1	*	5.00%	$0		$289	$289	$288
	Two Daughters Taxi LLC ##	Term Loan	06/12/14	06/12/18	1	*	5.25%	$0		$284	$284	$284
	1 Hope LLC &	Term Loan	09/26/13	09/26/19	1	*	5.75%	$0		$273	$273	$272
	Owned By Mr Vincent LLC	Term Loan	01/10/13	01/10/19	1	*	5.25%	$0		$271	$271	$270
	Romise Taxi LLC	Term Loan	04/25/13	04/25/18	1	*	5.25%	$0		$268	$268	$268
	Lagrande Taxi Corp ##	Term Loan	02/14/13	02/14/19	1	*	5.50%	$0		$269	$269	$268
	B Gene And Fil LLC	Term Loan	01/10/13	01/10/20	1	*	5.25%	$0		$268	$268	$267
	Clair 282 LLC ##	Term Loan	09/12/13	09/12/19	1	*	5.50%	$0		$266	$266	$265
	Angel Taxi LLC	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$260	$260	$260
	Cmgv #2 Taxi Inc ##	Term Loan	12/12/13	12/12/18	1	*	5.00%	$0		$259	$259	$259
	Carvin Taxi Inc ##	Term Loan	12/12/13	12/12/18	1	*	5.00%	$0		$258	$258	$258
	Dern #2 Taxi Inc ##	Term Loan	12/12/13	12/12/18	1	*	5.00%	$0		$258	$258	$258
	Center Taxi LLC ##	Term Loan	08/15/13	08/15/19	1	*	5.50%	$0		$257	$257	$256
	Jovin Taxi Inc ##	Term Loan	01/10/13	01/10/20	1	*	5.00%	$0		$252	$252	$251
	Magdala Corp ## &	Term Loan	08/16/13	08/16/19	1	*	5.50%	$0		$245	$245	$245
	Maitre Joa LLC	Term Loan	09/12/13	09/12/19	1	*	5.50%	$0		$238	$238	$237
	Simone Francois ##	Term Loan	04/25/13	04/25/20	1	*	5.75%	$0		$237	$237	$236
	Mike 22, Limited Liability Com	Term Loan	06/11/15	06/11/18	1	*	5.50%	$0		$229	$229	$229
	Holy Family Trans Inc	Term Loan	04/16/15	04/16/19	1	*	5.00%	$0		$227	$227	$227
	Peter Doe &	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$226	$226	$226
	D,D Trans Inc	Term Loan	09/18/14	09/18/18	1	*	4.75%	$0		$222	$222	$222
	Nahla Taxi Inc ##	Term Loan	04/24/14	04/24/18	1	*	5.50%	$0		$220	$220	$220
	St Abraam Corp	Term Loan	04/25/13	04/22/18	1	*	5.00%	$0		$217	$217	$217

Medallion Financial Corp.

Consolidated Schedule of Investments

March 31, 2018

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2018 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Three Sons 2 Taxi Inc ##	Term Loan	05/09/13	11/09/19	1	*	6.00%	$0		$216	$216	$215
	Rowfida Incorporated ##	Term Loan	12/12/13	12/12/20	1	*	5.50%	$0		$216	$216	$215
	Luckner Etienne ##	Term Loan	10/25/12	10/25/19	1	*	5.50%	$0		$208	$207	$207
	Dupe Taxi LLC	Term Loan	12/10/15	12/10/19	1	*	5.50%	$0		$203	$203	$204
	Sonson Taxi Inc ##	Term Loan	10/25/12	10/25/19	1	*	5.75%	$0		$202	$201	$201
	T-Bozo Trans LLC (interest rate includes deferred interest of 1.50%)	Term Loan	04/25/13	04/25/19	1	*	6.25%	$3		$200	$200	$200
	Anasta.S. Taxi LLC	Term Loan	04/25/13	04/25/20	1	*	5.75%	$0		$200	$200	$199
	Kesh & Kelo LLC ##	Term Loan	04/25/13	04/25/19	1	*	5.50%	$0		$200	$200	$199
	E H 88 Taxi Corp ##	Term Loan	06/12/14	06/12/19	1	*	5.50%	$0		$199	$199	$198
	Semsema Trans Corporation	Term Loan	09/18/14	09/18/18	1	*	5.00%	$0		$196	$196	$196
	Zoune Taxi #2 Inc ##	Term Loan	01/10/13	01/10/20	1	*	5.50%	$0		$195	$195	$194
	Pachou LLC	Term Loan	09/21/17	09/21/19	1	*	4.50%	$0		$190	$190	$192
	La Belle Joulie LLC	Term Loan	04/14/16	04/14/20	1	*	6.00%	$0		$189	$189	$190
	Joseph And Jamar Inc	Term Loan	10/24/14	10/24/18	1	*	4.90%	$0		$188	$188	$188
	Dmd Taxi LLC	Term Loan	09/26/13	09/26/19	1	*	5.50%	$0		$188	$188	$187
	Boss Carmel Taxi Inc ## &	Term Loan	11/14/13	11/14/19	1	*	5.75%	$0		$187	$187	$186
	Joseph And Alea LLC ##	Term Loan	02/23/15	02/23/19	1	*	5.25%	$0		$186	$186	$186
	O.P. Taxi LLC	Term Loan	10/23/14	10/23/18	1	*	5.25%	$0		$185	$185	$185
	Joe And Princess LLC ##	Term Loan	10/12/17	04/12/20	1	*	5.50%	$0		$182	$182	$182
	Chell 11 Corp	Term Loan	07/10/14	07/10/18	1	*	5.25%	$0		$181	$181	$181
	Jacob Joseph	Term Loan	04/25/13	04/25/19	1	*	5.50%	$0		$179	$179	$178
	Erick Fleuridor	Term Loan	07/19/12	06/11/19	1	*	5.75%	$0		$178	$178	$177
	Briana Taxi LLC &	Term Loan	01/23/14	01/23/18	1	*	5.00%	$0		$332	$332	$159
	Philippe Taxi LLC &	Term Loan	10/23/14	10/23/18	1	*	5.25%	$0		$168	$159	$159
	Hg & Zg Corporation &	Term Loan	10/25/12	10/25/17	1	*	5.25%	$0		$159	$159	$159
	Hg & Zg Corporation &	Term Loan	10/25/12	10/25/17	1	*	5.25%	$0		$159	$159	$159
	Mpaul 596 LLC &	Term Loan	04/25/13	04/25/19	1	*	5.50%	$0		$198	$184	$159
	Les & Thera Transportation LLC &	Term Loan	07/12/13	07/12/18	1	*	5.50%	$0		$222	$215	$159
	Timax 426 Inc &	Term Loan	11/14/13	11/14/17	1	*	5.25%	$0		$159	$159	$159
	Airport Travel LLC &	Term Loan	01/23/14	01/23/19	1	*	5.00%	$0		$309	$295	$158
	Laboule LLC &	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0		$223	$200	$158
	Saintilia Charles	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0		$176	$176	$176
	Jacob And Jasmina Inc &	Term Loan	10/24/14	10/24/18	1	*	4.90%	$0		$164	$159	$159
	Ekny Fils-Aime ## &	Term Loan	10/17/11	10/17/20	1	*	6.50%	$0		$192	$192	$158
	P.C. Taxi Corp &	Term Loan	06/13/13	12/13/18	1	*	6.00%	$0		$283	$273	$158
	Chavensky Cab Inc	Term Loan	12/12/13	12/12/19	1	*	5.50%	$0		$174	$174	$173
	Clermise LLC	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0		$173	$173	$173
	Stany Inc	Term Loan	06/23/15	06/11/18	1	*	7.00%	$0		$173	$173	$173
	M.K. Taxi Inc	Term Loan	01/23/14	01/23/21	1	*	5.50%	$0		$168	$168	$167
	Daniele Taxi LLC ##	Term Loan	05/15/14	05/15/18	1	*	5.75%	$0		$162	$162	$162
	S Gladys Taxi LLC ##	Term Loan	06/12/14	06/12/18	1	*	6.00%	$0		$161	$161	$161
	Herve Dameus ##	Term Loan	12/11/14	12/11/18	1	*	5.00%	$0		$160	$160	$160
	Nadia Philemon LLC	Term Loan	04/13/17	04/13/20	1	*	6.25%	$0		$156	$156	$158
	Mfc Taxi Corp ##	Term Loan	09/20/11	09/19/19	1	*	6.50%	$0		$158	$158	$157
	Erick Fleuridor	Term Loan	10/25/12	10/25/19	1	*	5.50%	$0		$146	$146	$146
	Micheline Luxeus ## &	Term Loan	12/13/12	12/13/17	1	*	5.50%	$0		$143	$143	$143
	Cassandra & Joseph Sejour Inc	Term Loan	04/09/10	03/13/18	1	*	4.50%	$0		$144	$144	$144
	Serge Previlon LLC	Term Loan	08/15/13	08/15/18	1	*	5.25%	$0		$144	$144	$144
	Just 8 Taxi #2 Inc ##	Term Loan	10/16/15	10/15/18	1	*	7.00%	$0		$134	$134	$134
	A.N.T.K. LLC	Term Loan	04/25/13	04/25/18	1	*	5.50%	$0		$132	$132	$132
	Evana Destin	Term Loan	10/06/17	09/21/20	1	*	5.50%	$0		$132	$132	$132
	Monise Lubintus &	Term Loan	12/12/13	12/12/19	1	*	5.50%	$0		$132	$132	$131
	534 Taxi LLC	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$131	$131	$131
	Saintvillien & Larochelle LLC	Term Loan	11/14/13	11/14/18	1	*	4.63%	$0		$118	$118	$118
	Charata Taxi Inc	Term Loan	12/12/13	12/12/20	1	*	5.50%	$0		$115	$115	$114
	Antoines Dortin ##	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$113	$113	$113
	424 Taxi LLC	Term Loan	08/17/17	08/17/20	1	*	6.00%	$0		$107	$107	$109
	Ahmad Taxi Inc	Term Loan	06/09/11	06/09/19	1	*	6.75%	$0		$109	$109	$108

Medallion Financial Corp.

Consolidated Schedule of Investments

March 31, 2018

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2018 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Forward Taxi Corp	Term Loan	05/18/17	05/18/20	1	*	6.00%	$0		$107	$107	$108
	Pierre Family 084 LLC	Term Loan	07/12/13	07/12/19	1	*	5.50%	$0		$106	$106	$105
	Olga Morales	Term Loan	02/18/16	02/18/19	1	*	5.50%	$0		$92	$92	$93
	Yves Frantz Philemon	Term Loan	12/11/14	12/11/18	1	*	4.75%	$0		$92	$92	$92
	Don Taxi Inc/Mbnk &	Term Loan	01/23/14	01/23/18	1	*	6.50%	$0		$92	$92	$92
	Mr Clean Sdam Taxi LLC	Term Loan	06/11/15	06/11/18	1	*	6.50%	$0		$83	$83	$83
	Charles K Agesilas &	Term Loan	08/14/14	08/14/21	1	*	6.50%	$0		$79	$79	$79
	Alhayat Taxi Inc	Term Loan	02/14/13	02/07/20	1	*	6.00%	$0		$73	$73	$72
	V And C Taxi LLC	Term Loan	05/18/17	05/18/19	1	*	5.25%	$0		$70	$70	$71
	Cosmos 2 Taxi Corporation ##	Term Loan	11/14/13	11/14/18	1	*	5.00%	$0		$71	$71	$71
	Mario P Jean-Louis ## &	Term Loan	12/11/14	12/11/18	1	*	5.00%	$0		$70	$70	$70
	R & Z Trans Service Inc	Term Loan	01/10/13	01/10/23	1	*	5.00%	$0		$66	$66	$67
	Pola Trans Inc ##	Term Loan	08/17/17	08/17/20	1	*	5.75%	$0		$66	$66	$67
	Hercule Jean-Baptiste	Term Loan	06/13/13	06/13/22	1	*	5.50%	$0		$67	$67	$66
	Praise The Lord Taxi Inc	Term Loan	05/14/15	05/14/25	1	*	6.00%	$0		$63	$63	$64
	Gethsemane Inc	Term Loan	02/20/14	02/20/19	1	*	4.50%	$0		$63	$63	$64
	Gerald Jean-Louis ## &	Term Loan	04/25/13	04/25/19	1	*	5.50%	$0		$62	$62	$61
	Louibert Julien	Term Loan	06/18/14	06/16/21	1	*	5.50%	$0		$56	$56	$57
	0127 Incorporated ##	Term Loan	07/19/12	07/19/20	1	*	6.50%	$0		$52	$52	$52
	Ez Come Ez Go Inc	Term Loan	04/16/15	04/16/20	1	*	5.25%	$0		$51	$51	$51
	Reyes Okoroagu ##	Term Loan	11/14/13	11/14/20	1	*	5.50%	$0		$39	$39	$39
	Fraline Taxi Inc ##	Term Loan	09/18/14	09/18/19	1	*	5.50%	$0		$34	$34	$35
	Farar LLC ##	Term Loan	03/13/14	03/13/19	1	*	5.25%	$0		$8	$8	$9
Boston					58	2%	4.41%	$0	$0	$6,692	$6,304	$6,068
	Giorgio’S Cab Inc ##	Term Loan	09/04/15	08/30/19	1	*	4.25%	$0		$670	$670	$670
	Arinze Trans Inc ## &	Term Loan	04/22/14	04/22/17	1	*	4.50%	$0		$132	$132	$132
	Mish Inc ## &	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$143	$132	$132
	Southside Enterprises Inc ## &	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$141	$132	$132
	Memory Cab Company Inc ## &	Term Loan	01/14/11	01/14/17	1	*	4.13%	$0		$132	$132	$132
	Syed Cab Inc	Term Loan	02/27/15	04/27/18	1	*	4.00%	$0		$420	$420	$420
	Chidi Trans Inc &	Term Loan	11/17/14	03/25/16	1	*	5.50%	$0		$266	$265	$266
	Louis-Jacques Family Taxi Inc &	Term Loan	06/02/17	06/02/19	1	*	3.75%	$0		$289	$289	$290
	Gladstone Taxi Corp Note A ## &	Term Loan	10/04/17	10/05/19	1	*	4.00%	$0		$292	$292	$68
	Farb Inc ## &	Term Loan	07/26/16	07/26/18	1	*	4.50%	$0		$66	$66	$68
	Benito & Roseline Cab Inc ## &	Term Loan	09/09/15	09/15/18	1	*	4.00%	$0		$66	$66	$67
	Djbell Love Inc ## &	Term Loan	09/27/12	09/27/17	1	*	5.00%	$0		$69	$66	$66
	God Is Able Inc ## &	Term Loan	02/11/14	02/11/17	1	*	4.00%	$0		$76	$66	$66
	Good Time Cab Inc ## &	Term Loan	03/20/14	03/20/17	1	*	4.13%	$0		$68	$66	$66
	Joyful Ride Inc ## &	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$70	$66	$66
	Boband Cab Inc ##	Term Loan	11/06/12	03/10/19	1	*	4.25%	$0		$252	$252	$252
	Sarhad Coach Inc	Term Loan	07/23/13	05/25/19	1	*	4.50%	$0		$222	$220	$220
	Phatricksey Cab Inc ## &	Term Loan	07/14/11	07/14/17	1	*	5.25%	$0		$67	$66	$66
	Johnson Holdings Inc &	Term Loan	04/23/14	03/25/16	1	*	4.50%	$0		$210	$189	$190
	Gabriel Trans Holdings Inc &	Term Loan	04/23/14	03/25/16	1	*	4.50%	$0		$170	$169	$170
	Britney Cab Inc, Et Al &	Term Loan	05/18/15	06/09/18	1	*	2.75%	$0		$194	$132	$133
	Arinze Trans Inc &	Term Loan	02/05/10	02/07/16	1	*	4.25%	$0		$133	$132	$132
	Sasun Cab Inc &	Term Loan	02/20/13	02/01/19	1	*	4.25%	$0		$132	$132	$132
	Dabola Cab Inc ##	Term Loan	11/10/11	07/10/19	1	*	4.50%	$0		$144	$144	$144
	Chiso Trans Inc &	Term Loan	11/26/13	11/07/16	1	*	4.25%	$0		$123	$122	$123
	Ngozi Trans Inc. &	Term Loan	12/31/12	12/07/15	1	*	4.50%	$0		$113	$112	$112
	Baton Moise Cab Inc &	Term Loan	04/14/14	04/14/17	1	*	4.90%	$0		$103	$66	$68
	Ngozi Trans Inc. &	Term Loan	05/06/15	04/20/17	1	*	5.50%	$0		$66	$66	$68
	Promesse Cab Inc &	Term Loan	09/28/16	09/28/19	1	*	4.25%	$0		$66	$66	$68
	Amazing Grace Cab Inc &	Term Loan	02/06/14	02/06/17	1	*	4.25%	$0		$90	$66	$67
	Beaudrin & Alexandra Taxi Inc &	Term Loan	09/20/16	09/20/19	1	*	3.90%	$0		$66	$66	$67
	S.P.B. Taxi Inc &	Term Loan	09/18/13	09/18/16	1	*	5.75%	$0		$76	$66	$67
	Saint Inc &	Term Loan	08/12/13	09/22/18	1	*	4.00%	$0		$104	$66	$67
	Ser-Vil Cab Inc &	Term Loan	03/28/14	03/22/17	1	*	4.63%	$0		$120	$66	$67

Medallion Financial Corp.

Consolidated Schedule of Investments

March 31, 2018

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2018 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Tomorrow’S Tree Inc &	Term Loan	10/08/13	10/08/18	1	*	4.25%	$0		$72	$66	$67
	Jre Taxi Inc ## &	Term Loan	07/25/14	07/25/17	1	*	4.70%	$0		$66	$66	$67
	Bailey Cab Inc &	Term Loan	11/09/12	11/17/18	1	*	5.25%	$0		$66	$66	$66
	Eldali Transportation Inc &	Term Loan	11/09/12	11/26/18	1	*	4.75%	$0		$68	$66	$66
	God-Will Inc &	Term Loan	02/11/14	02/11/17	1	*	4.25%	$0		$75	$66	$66
	Jason Cab Inc &	Term Loan	03/15/13	03/15/18	1	*	4.88%	$0		$71	$66	$66
	Jv Taxi Inc &	Term Loan	10/24/14	01/24/18	1	*	5.25%	$0		$74	$66	$66
	Louine Cab Inc &	Term Loan	09/29/15	09/29/17	1	*	5.25%	$0		$69	$66	$66
	Myra Inc &	Term Loan	08/12/13	08/12/16	1	*	5.75%	$0		$76	$66	$66
	Oke Auguste Cab Inc &	Term Loan	01/31/14	01/31/18	1	*	4.00%	$0		$88	$66	$66
	P&P Dumerant Corp &	Term Loan	10/25/13	10/25/18	1	*	5.00%	$0		$72	$66	$66
	Ruth Cab Inc &	Term Loan	11/26/13	11/26/18	1	*	4.75%	$0		$70	$66	$66
	Shemarjamalie Cab Inc &	Term Loan	02/17/12	02/17/18	1	*	6.15%	$0		$69	$66	$66
	Urzal Taxi Inc &	Term Loan	07/29/13	07/29/18	1	*	5.25%	$0		$74	$66	$66
	H And H Taxi Inc ## &	Term Loan	10/11/13	09/11/19	1	*	4.75%	$0		$72	$66	$66
	Ngozi Trans Inc. &	Term Loan	12/31/12	12/31/16	1	*	4.50%	$0		$56	$56	$56
	Stanley & Rachelle Cab Inc &	Term Loan	05/23/11	05/23/17	1	*	4.25%	$0		$57	$56	$56
	Kena Cab Inc	Term Loan	11/06/12	11/06/25	1	*	4.75%	$0		$57	$57	$57
	Gladstone Taxi Corp Note B ## &	Term Loan	10/04/17	11/05/22	1	*	4.50%	$0		$25	$25	$2
	Louis-Jacques Family Taxi/Nt B	Term Loan	06/02/17	06/02/22	1	*	4.50%	$0		$21	$20	$22
	Benito & Roseline Cab Inc ##	Term Loan	09/09/15	09/09/18	1	*	4.00%	$0		$18	$18	$18
	Jv Taxi Inc	Term Loan	04/14/15	04/14/19	1	*	6.00%	$0		$8	$7	$8
	Beaudrin & Alexandra Taxi Inc &	Term Loan	09/20/16	09/20/21	1	*	4.00%	$0		$16	$16	$2
	Sunshine Cab Inc ##	Term Loan	06/12/07	06/12/18	1	*	5.00%	$0		$1	$1	$1
Cambridge					13	0%	4.49%	$0	$0	$354	$309	$315
	Gcf Taxi Inc &	Term Loan	10/08/13	10/08/18	1	*	4.00%	$0		$44	$44	$45
	Raad Taxi Inc ## &	Term Loan	05/30/14	05/30/17	1	*	4.50%	$0		$29	$22	$24
	Hope-Lynn Cabworks Inc ## &	Term Loan	03/22/13	03/22/17	1	*	4.00%	$0		$22	$22	$22
	Patrick Cab Inc And Saad Inc &	Term Loan	03/29/13	03/29/16	1	*	4.88%	$0		$41	$22	$23
	Sam Taxi Inc &	Term Loan	03/12/14	03/12/17	1	*	4.50%	$0		$22	$22	$23
	Marcia And Everton Cab Inc &	Term Loan	12/15/15	12/15/16	1	*	3.75%	$0		$25	$22	$23
	Desdunes Cab Inc &	Term Loan	09/21/12	10/21/17	1	*	5.00%	$0		$21	$22	$22
	Lynn Maha Taxi Inc &	Term Loan	05/13/13	05/13/17	1	*	5.00%	$0		$30	$23	$23
	Mgf Taxi Inc &	Term Loan	05/06/11	05/06/17	1	*	4.00%	$0		$22	$22	$22
	Walger Inc &	Term Loan	01/26/12	01/26/20	1	*	5.50%	$0		$32	$22	$22
	Drumman Trans Inc &	Term Loan	12/07/12	12/07/17	1	*	4.50%	$0		$22	$22	$22
	Eureka Cab Inc &	Term Loan	07/01/14	07/01/17	1	*	4.25%	$0		$22	$22	$22
	Taxi Technology Inc ## &	Term Loan	12/11/13	12/29/17	1	*	5.00%	$0		$22	$22	$22
Other					8	0%	7.93%	$0	$0	$442	$421	$425
	Alexandrite Taxi LLC &	Term Loan	07/30/15	07/30/20	1	*	9.00%	$0		$134	$134	$135
	Chametz Taxi LLC &	Term Loan	07/30/15	07/30/20	1	*	9.00%	$0		$90	$89	$90
	Tjp Inc ## &	Term Loan	01/03/14	01/03/17	1	*	4.75%	$0		$52	$52	$52
	Hantin Trans/Aventura Taxi &	Term Loan	06/16/10	06/16/17	1	*	8.25%	$0		$47	$47	$47
	Wiljean Marcelin &	Term Loan	08/21/13	09/01/23	1	*	6.75%	$0		$40	$34	$36
	Jean C Mathurin/Norcal &	Term Loan	01/15/13	02/01/18	1	*	8.50%	$0		$47	$34	$34
	Zelalem S. Alemu &	Term Loan	04/28/08	04/28/18	1	*	5.00%	$0		$26	$25	$25
	Elysse Corporation	Term Loan	09/10/10	11/01/19	1	*	9.00%	$0		$6	$6	$6

Total medallion loans ($152,106 pledged as collateral under borrowing arrangements) [2]					630	61%	4.50%	$1,923	$6,892	$187,852	$184,729	$161,155

Commercial Loans

Secured mezzanine Secured mezzanine (21% North Carolina, 16% Minnesota, 9% Kansas, 6% Delaware, 5% California, 5% Texas, 5% Oklahoma, 5% Ohio, 4% Oregon, 4% North Dakota, 4% Pennsylvania, and 16% all other states) (2)

Manufacturing (39% of the total)	Innovative Metal, Inc. dba Southwest Data Products (interest rate includes PIK interest of 2.00%)	Term Loan	04/06/17	04/06/24	1	2%	14.00%	$0		$5,000	$5,000	$4,980

Medallion Financial Corp.

Consolidated Schedule of Investments

March 31, 2018

(Dollars in thousands)		Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2018 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
		3P Acquisition Inc. (interest rate includes PIK interest of 1.00%)	Term Loan	03/26/18	09/26/23	1	2%	13.00%	$1	$4,500	$4,501	$4,501	$4,501
		Stride Tool Holdings, LLC (interest rate includes PIK interest of 3.00%)	Term Loan	04/05/16	04/05/21	1	2%	15.00%	$249		$4,248	$4,248	$4,213
		AA Plush Holdings, LLC (interest rate includes PIK interest of 6.00%)	Term Loan	08/15/14	08/15/19	1	1%	14.00%	$448		$3,448	$3,448	$3,444
		Pinnacle Products International, Inc. (interest rate includes PIK interest of 2.00%)	Term Loan	10/09/15	03/22/22	1	1%	14.00%	$468		$3,268	$3,268	$3,268
		Liberty Paper Products Acquisition, LLC (interest rate includes PIK interest of 2.00%)	Term Loan	06/09/16	06/09/21	1	1%	14.00%	$117		$3,112	$3,112	$3,112
		EMI Porta Opco, LLC (interest rate includes PIK interest of 1.00%)	Term Loan	12/11/17	03/11/23	1	1%	13.00%	$9		$3,009	$3,009	$3,008
		BB Opco, LLC d/b/a BreathableBaby, LLC (interest rate includes PIK interest of 3.00%)	Term Loan	08/01/14	08/01/19	1	1%	15.00%	$239		$2,739	$2,739	$2,739
		Tri-Tech Forensics, Inc. (interest rate includes PIK interest of 2.00%)	Term Loan	06/15/17	06/15/22	1	1%	14.00%	$0		$2,000	$2,000	$2,000
		American Cylinder, Inc. d/b/a All Safe (interest rate includes PIK interest of 7.00%)	Term Loan	07/03/13	09/30/18	1	1%	19.00%	$313		$1,813	$1,813	$1,813
		Orchard Holdings, Inc. &	Term Loan	03/10/99	03/31/10	1	1%	13.00%	$0		$1,390	$1,390	$1,390
		Filter Holdings, Inc. (interest rate includes PIK interest of 2.00%)	Term Loan	05/05/17	05/05/22	1	*	14.00%	$0		$1,250	$1,250	$1,250
		Quaker Bakery Brands, Inc.	Term Loan	03/28/17	03/31/22	1	*	10.00%	$0		$200	$200	$200
Arts, Entertainment, and Recreation (18% of the total)		RPAC Racing, LLC & (interest rate includes PIK interest of 2.00%)	Term Loan	11/27/17	03/31/20	1	3%	2.00%	$15		$7,868	$7,827	$7,828
		RPAC Racing, LLC & (interest rate includes PIK interest of 2.00%)	Term Loan	11/19/10	03/30/20	1	2%	2.00%	$2,572		$5,611	$5,611	$5,611
		RPAC Racing, LLC & (interest rate includes PIK interest of 2.00%)	Term Loan	06/22/16	03/31/20	1	1%	2.00%	$278		$2,278	$2,034	$2,034
		RPAC Racing, LLC & (interest rate includes PIK interest of 2.00%)	Term Loan	09/14/16	03/31/20	1	*	2.00%	$120		$1,120	$1,000	$1,000
Professional, Scientific, and Technical Services (16% of the total)		Weather Decision Technologies, Inc. (interest rate includes PIK interest of 9.00%)	Term Loan	12/11/15	12/11/20	1	2%	18.00%	$817		$4,317	$4,317	$4,310
		Weather Decision Technologies, Inc. (interest rate includes PIK interest of 7.00%)	Term Loan	11/08/17	06/30/18	1	*	14.00%	$9		$384	$384	$384
		ADSCO Opco, LLC (interest rate includes PIK interest of 2.00%)	Term Loan	10/25/16	10/25/21	1	1%	13.00%	$106		$3,706	$3,706	$3,697
		Northern Technologies, LLC (interest rate includes PIK interest of 1.00%)	Term Loan	01/29/16	01/29/23	1	1%	13.00%	$79		$3,679	$3,679	$3,678
	+	Portu-Sunberg Marketing LLC	Term Loan	10/21/16	02/21/22	1	*	12.00%	$0		$1,250	$1,250	$1,245
	+	DPIS Engineering, LLC	Term Loan	12/01/14	04/02/23	1	*	12.00%	$0		$1,000	$1,000	$998
		J.R. Thompson Company LLC (interest rate includes PIK interest of 2.00%)	Term Loan	05/21/15	05/21/22	1	*	14.00%	$16		$871	$871	$871
Information (9% of the total)		US Internet Corp.	Term Loan	03/14/17	03/14/22	1	2%	14.50%	$0		$4,075	$4,075	$4,063
		US Internet Corp. (interest rate includes PIK interest of 17.00%)	Term Loan	03/14/17	03/14/22	1	1%	19.00%	$217		$1,717	$1,717	$1,717
		Centare Holdings, Inc.	Term Loan	08/30/13	08/30/18	1	1%	14.00%	$0		$2,500	$2,500	$2,498
Wholesale Trade (6% of the total)	+	Classic Brands, LLC	Term Loan	01/08/16	04/30/23	1	1%	12.00%	$0		$2,880	$2,880	$2,880
		Harrell’s Car Wash Systems, Inc. (interest rate includes PIK interest of 3.00%)	Term Loan	07/03/17	09/03/22	1	1%	15.00%	$51		$2,551	$2,551	$2,548
Mining, Quarrying, and Oil and Gas Extraction (4% of the total)		Green Diamond Performance Materials, Inc. (interest rate includes PIK interest of 4.50%)	Term Loan	09/08/17	09/08/24	1	2%	16.50%	$103		$4,102	$4,102	$4,102
Transportation and Warehousing (4% of the total)		LLL Transport, Inc. (interest rate includes PIK interest of 3.00%)	Term Loan	10/23/15	04/23/21	1	1%	15.00%	$439		$3,944	$3,944	$3,942
Health Care and Social Assistance (2% of the total)		Emes Professional Associates, Inc.	Term Loan	01/26/18	07/26/23	1	1%	12.00%	$0	$1,700	$1,700	$1,700	$1,700
Construction (2% of the total)		Highland Crossing-M, LLC	Term Loan	01/07/15	02/01/25	1	1%	11.50%			$1,443	$1,443	$1,442
Accommodation and Food Services (0% of the total)		Javier & David Restaurant Corp.	Term Loan	11/05/10	11/05/20	1	*	9.25%	$0		$213	$213	$213

Total secured mezzanine (2)						34	35%	12.14%	$6,666	$6,200	$93,187	$92,782	$92,679

Medallion Financial Corp.

Consolidated Schedule of Investments

March 31, 2018

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2018 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Other secured commercial (85% New Jersey, 8% Illinois, 6% Massachusetts and 1% all other states)
Retail Trade (58% of the total)	La Conga Food Market Inc	Term Loan	12/23/15	12/09/18	1	*	7.00%	$0		$496	$496	$496
	Anthony Supermarket LLC	Term Loan	04/02/13	07/02/18	1	*	9.00%	$0		$42	$42	$42
	Moderne Barn Wines&Spirits Inc	Term Loan	05/09/13	05/09/18	1	*	4.75%	$0		$7	$7	$7
	Drr Enterprises LLC &	Term Loan	10/28/08	10/17/18	1	*	10.50%	$0		$80	$60	$0
	Don Marto Minimarket Corp &	Term Loan	03/03/15	03/03/20	1	*	9.00%	$0		$135	$112	$0
Accommodation and Food Services (28% of the total)	El Tropico Family Rest Ii LLC &	Term Loan	11/29/05	04/18/17	1	*	6.75%	$0		$271	$224	$149
	Bistro Caterers Corporation	Term Loan	07/25/13	07/25/18	1	*	9.00%	$0		$116	$116	$116
	El Mangu Sabroso Restaurant In &	Term Loan	06/06/14	09/06/19	1	*	9.00%	$0		$247	$238	$0
Transportation and Warehousing (8% of the total)	Tehran Properties Inc &	Term Loan	03/17/15	09/10/18	1	*	4.25%	$0		$75	$74	$75
Real Estate and Rental and Leasing (6% of the total)	Jude Odimegwu Et al &	Term Loan	03/31/15	03/31/20	1	*	5.00%	$0		$69	$65	$56

Total Other Commercial Loans (2)					10	0%	7.37%	$0	$0	$1,538	$1,434	$941

Total commercial loans (2)					44	35%	12.07%	$6,666	$6,200	$94,725	$94,216	$93,620

Investment in Medallion Bank and other controlled subsidiaries
Commercial Banking	Medallion Bank **	100% of common stock	05/16/02	None	1	121%	0.00%	$0			$128,052	$320,143
NASCAR Race Team	Medallion MotorSports, LLC	75% of LLC units	11/24/10	None	1	2%	42.40%	$0			$2,820	$4,620
Art Dealer	Medallion Fine Art, Inc.	100% of common stock	12/03/12	None	1	1%	0.00%	$0			$1,866	$3,440
Loan Servicing	Medallion Servicing Corp.	100% of common stock	11/05/10	None	1	*	0.00%	$0			$394	$394
Professional Sports Team	LAX Group LLC	44.97% of membership interests	05/23/12	None	1	1%	0.00%	$0			$322	$2,572
Media	Medallion Taxi Media, Inc.	100% of common stock	01/01/17	None	1	*	0.00%	$0			$0	$0

Investment in Medallion Bank and other controlled subsidiaries, net					6	125%	0.90%	$0	$0	$0	$133,454	$331,169

Equity investments
Commercial Finance	Convergent Capital, Ltd **	7% of limited partnership interest	07/20/07	None	1	*	0.00%	$0			$733	$456
NASCAR Race Team	Rpac Racing LLC	1,000 shares of Series D	08/25/15	None	1	*	0.00%	$0			$0	$1,195
Loan Servicing	Upgrade, Inc.	666,668 shares of Series A-1 preferred stock	09/30/16	None	1	1%	0.00%	$0			$250	$1,455
Advertising Services	ADSCO Holdco, LLC	7.7% Class A Series A-2 Units	10/25/16	None	1	*	0.00%	$0			$400	$400
Baby Sleep Products	VisioCap BB Acquisition, LLC	3.6% Class A-2 Units	08/01/14	None	1	*	0.00%	$0			$250	$250
Car Wash Equipment Manufacturer	Harrell’s Car Wash Systems, Inc.	0.9% Common Stock	07/03/17	None	1	*	0.00%	$0			$104	$104
Elevator Parts Manufacturer	EMI Porta HoldCo, LLC	3.6% Series A-2 Preferred Units	12/11/17	None	1	*	0.00%	$0			$500	$500
Engineering Design Services	DPI Acquisition, LLC	Warrant for 180,000 Class C units	12/01/14	5th anniversary of note paid in full	1	*	0.00%	$0			$0	$0

Medallion Financial Corp.

Consolidated Schedule of Investments

March 31, 2018

(Dollars in thousands)		Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2018 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Environmental Consulting Services		NTI Investment Group, LLC	8.3% Class A-1 Units	01/29/2016, 12/5/16 & 6/12/17	None	3	*	0.00%	$0			$408	$408
Food Manufacturer		PACA Foods, LLC	Warrant for 10% of Outstanding Convertible Preferred Shares	12/31/10	02/17/20	1	*	0.00%	$0			$0	$0
Forensic Supplies		TTFI Holdings, Inc.	4.9% Fully Diluted, 4.9% Common Stock; 5.0% Preferred Stock	06/15/17	None	2	*	0.00%	$0			$192	$192
Hand Tool Manufacturer		Stride Tool Holdings, LLC	7.1% of LLC units	04/05/16	None	1	*	0.00%	$0			$500	$500
Industrial Filters Manufacturer		Filter Holdings, Inc.	7.1% Fully Diluted, 7.1% Preferred Stock, 7.1% Common Stock	05/05/17	None	2	*	0.00%	$0			$207	$207
Investment Castings		Tech Cast Holdings, LLC	4.1% Series A-2 Common Units	12/12/14	12/12/19	1	*	0.00%	$0			$300	$300
IT Services		Centare Holdings, Inc.	11.1% Fully Diluted, 3.9% Preferred Stock, 7.2% Common Stock	08/30/13	None	2	*	0.00%	$0			$104	$104
Machinery Manufacturer	+	Reel Power International, Inc.	2.7% Common Stock	08/04/08	None	1	*	0.00%	$0			$318	$318
Marketing Services		Third Century JRT, Inc.	20% Common Stock	05/21/15	None	1	*	0.00%	$0			$200	$200
		Portu-Sunberg Marketing LLC	0.9% LLC units	10/19/16	None	1	*	0.00%	$0			$50	$50
		Portu-Sunberg Marketing LLC	Warrant for 195,000 Class E Units	12/31/12	07/24/20	1	*	0.00%	$0			$0	$0
Metal finishing Services		3P Acquisition Inc.	5.0% Common Stock	03/26/18	None	1	*	0.00%	$0	$500		$500	$500
Paper Tapes Manufacturer		Liberty Paper Products Acquisition, LLC	12% Series A-2 Preferred Units	06/09/16	None	1	*	0.00%	$0			$534	$534
Pathology Laboratory		Emes Professional Associates, Inc.	1.7% Preferred Stock, 3.5% Common Stock	01/26/18	None	2	*	0.00%	$0	$250		$250	$250
Sheet Metal Manufacturer		SWDP Acquisition Co., LLC	10% Common Units	04/06/17	None	1	*	0.00%	$0			$400	$400
Shelving Manufacturer		Storflex Holdings, Inc.	Warrant for 1,780 shares of Common Stock	07/17/12	02/05/23	1	*	0.00%	$0			$0	$0
Space Heater Manufacturer		Pinnacle Investment Corp.	0.6% Common Stock	10/09/15	None	1	*	0.00%	$0			$135	$135
Specialty Sand Products		Green Diamond HoldCo, Inc.	4.3% Series A Preferred Stock	09/08/17	None	1	*	0.00%	$0			$200	$200
Stuffed Toy Manufacturer		AA Plush Holdings, LLC	4.0% Series A-2 Units	08/15/14	None	1	*	0.00%	$0			$300	$300
Weather Forecasting Services		Weather Decision Technologies, Inc.	2.2% Preferred Stock	12/11/15	None	1	*	0.00%	$0			$500	$500
Wholesale Hobbyists’ Supplies		Classic Brands, LLC	Warrant for 300,000 Class A units	01/08/16	01/08/26	1	*	0.00%	$0			$0	$0

Equity investments, net						35	4%	0.00%	$0	$750	$0	$7,335	$9,458

Investment securities

Investment securities, net						0	0%	0.00%	$0	$0	$0	$0	$0

Net Investments ($152,106 pledged as collateral under borrowing arrangements) (3)						715	225%	4.97%	$8,589	$13,842	$282,577	$419,734	$595,402

(1)	Represents the actual or weighted average interest or dividend rate of the respective security or portfolio as of the date indicated. Investments without an interest rate or with a rate of 0.00% are considered non-income producing.
(2)	Included in secured mezzanine commercial loans and other commercial loans was $6,666 of interest income capitalized into the outstanding investment balances, and $1,923 of deferred interest income, in accordance with the terms of the investment contract.

Medallion Financial Corp.

Consolidated Schedule of Investments

March 31, 2018

(3)   The ratio of restricted securities fair value to net assets is 225%.

(4)   Gross unrealized appreciation, gross unrealized depreciation and net appreciation for federal income tax purposes totaled $248,658, $24,569 and $224,089, respectively. The tax cost of investments was $371,313.

(5)   For revolving lines of credit the amount shown is the cost at March 31, 2018.

*   Less than 1.0%

**   Not an eligible portfolio company as such term is defined in Section 2(a)(46) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying assets, unless at the time such acquisition is made, qualifying assets, which include securities of eligible portfolio companies, represent at least 70% of our total assets. The status of these assets under the 1940 Act are subject to change. We monitor the status of these assets on an ongoing basis.

&  Loan is on nonaccrual status, or past due on contractual payments, and is therefore considered non-income producing.

#   Publicly traded but sales subject to applicable Rule 144 limitations.

##   Pledged as collateral under borrowing arrangements.

+   Includes various warrants, all of which have a cost and fair value of zero at March 31, 2018.

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Medallion Loans
New York					350	53%	4.23%	$1,350	$10,898	$168,710	$167,226	$151,309
	Sean Cab Corp ##	Term Loan	12/09/11	11/23/18	1	1%	4.63%	$0		$3,159	$3,159	$3,159
	Real Cab Corp ##	Term Loan	07/20/07	12/20/17	1	1%	2.81%	$0		$2,545	$2,545	$2,545
	Real Cab Corp ##	Term Loan	07/20/07	12/20/17	1	*	2.81%	$0		$350	$350	$350
	Slo Cab Corp ##	Term Loan	07/20/07	12/20/17	1	1%	2.81%	$0		$1,527	$1,527	$1,527
	Slo Cab Corp ##	Term Loan	07/20/07	12/20/17	1	*	2.81%	$0		$210	$210	$210
	Junaid Trans Corp ## & {Annually-Prime plus 1.00%}	Term Loan	04/30/13	04/29/19	1	*	5.00%	$0		$1,379	$1,379	$1,379
	Avi Taxi Corporation ##	Term Loan	04/11/14	12/10/17	1	*	3.25%	$0		$1,329	$1,329	$1,329
	Hj Taxi Corp ##	Term Loan	04/11/14	12/10/17	1	*	3.25%	$0		$1,329	$1,329	$1,329
	Anniversary Taxi Corp ##	Term Loan	04/11/14	12/10/17	1	*	3.25%	$0		$1,329	$1,329	$1,329
	Kby Taxi Inc ##	Term Loan	04/11/14	12/10/17	1	*	3.25%	$0		$1,329	$1,329	$1,329
	Apple Cab Corp ##	Term Loan	04/11/14	12/10/17	1	*	3.25%	$0		$1,329	$1,329	$1,329
	Penegali Taxi LLC ##	Term Loan	12/11/14	12/10/17	1	*	3.75%	$0		$1,294	$1,294	$1,294
	Uddin Taxi Corp ## &	Term Loan	11/05/15	11/05/18	1	*	4.75%	$0		$1,284	$1,284	$1,284
	Waylon Transit LLC ##	Term Loan	09/27/17	09/27/22	1	*	0.00%	$0	$1,275	$1,275	$1,275	$1,277
	Sonu-Seema Corp ## (interest rate includes deferred interest of 2.50%)	Term Loan	12/07/12	12/20/18	1	*	5.00%	$34		$1,275	$1,275	$1,275
	Bunty & Jyoti Inc ## (interest rate includes deferred interest of 2.50%)	Term Loan	03/13/13	12/13/18	1	*	5.00%	$35		$1,259	$1,259	$1,259
	Perem Hacking Corp ## & {Annually-Prime plus .25%}	Term Loan	05/01/16	05/01/21	1	*	4.25%	$0		$1,223	$1,223	$1,225
	S600 Service Co Inc ## & {Annually-Prime plus .25%}	Term Loan	05/01/16	05/01/21	1	*	4.25%	$0		$1,223	$1,223	$1,225
	Ela Papou LLC ##	Term Loan	06/27/14	12/15/17	1	*	4.00%	$0		$1,213	$1,213	$1,213
	Earie Hacking LLC ##	Term Loan	12/28/15	12/28/20	1	*	3.60%	$0		$1,173	$1,173	$1,174
	Amme Taxi Inc ##	Term Loan	10/21/13	10/21/18	1	*	3.70%	$0		$1,162	$1,162	$1,162
	Yosi Transit Inc ##	Term Loan	07/20/07	12/20/17	1	*	2.81%	$0		$1,018	$1,018	$1,018
	Yosi Transit Inc ##	Term Loan	07/20/07	12/20/17	1	*	2.81%	$0		$140	$140	$140
	Ride Yellow LLC ## (interest rate includes deferred interest of 1.75%)	Term Loan	02/01/13	01/01/19	1	*	5.00%	$24		$1,155	$1,155	$1,155
	Cfn Cab Corp ##	Term Loan	02/26/14	10/25/22	1	*	3.75%	$0		$1,151	$1,151	$1,151
	Miklos Hacking Corp ##	Term Loan	02/26/14	10/25/22	1	*	3.75%	$0		$1,151	$1,151	$1,151
	Flow Taxi Corp ## & {Annually-Prime plus .25%}	Term Loan	06/27/16	07/01/21	1	*	4.50%	$0		$1,109	$1,109	$1,111
	Ukraine Service Co ## & {Annually-Prime plus .25%}	Term Loan	06/27/16	07/01/21	1	*	4.50%	$0		$1,109	$1,109	$1,111
	Lil Amandachaka Hacking Corp ## & {Annually-Prime plus .25%}	Term Loan	06/27/16	07/01/21	1	*	4.50%	$0		$1,109	$1,109	$1,111
	Mickeybus Taxi LLC ##	Term Loan	10/25/17	10/25/22	1	*	0.00%	$0	$1,050	$1,050	$1,050	$1,052
	Tosal Hacking Corp ## & (interest rate includes deferred interest of 1.50%)	Term Loan	04/01/13	11/01/17	1	*	4.00%	$17		$1,048	$1,048	$1,048
	Red Army Cab Corp ## & {Annually-Prime plus .25%}	Term Loan	06/27/16	07/01/21	1	*	4.50%	$0		$1,038	$1,038	$1,040
	Avilie Service Inc ## {Annually-Prime plus .25%}	Term Loan	02/11/13	03/01/19	1	*	4.00%	$0		$1,032	$1,032	$1,032
	New Direction Cab Corp ##	Term Loan	11/18/11	02/18/18	1	*	4.00%	$0		$1,020	$1,020	$1,020

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Big Ari Taxi Corp ## (interest rate includes deferred interest of 1.50%) {Annually-Prime}	Term Loan	08/14/13	08/14/19	1	*	5.75%	$21		$997	$997	$997
	Bellsky Taxi LLC ## (interest rate includes deferred interest of 1.50%) {Annually-Prime}	Term Loan	08/14/13	08/14/19	1	*	5.75%	$21		$991	$991	$991
	Jump Service Co Inc ## {Annually-Prime plus .25%}	Term Loan	02/11/13	03/01/19	1	*	4.00%	$0		$959	$959	$959
	Nelsk Taxi Inc ## (interest rate includes deferred interest of 2.25%)	Term Loan	08/20/13	08/15/18	1	*	5.25%	$29		$911	$911	$911
	Humidity Hacking Corp ##	Term Loan	03/07/13	10/25/22	1	*	2.00%	$0		$906	$906	$906
	Nedrag Trans Corp ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$854	$854	$854
	Typhoon Hacking Corp ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$854	$854	$854
	Hedy Hacking Corp. ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$854	$854	$854
	Lety Cab Corp ##	Term Loan	10/25/17	10/25/22	1	*	2.00%	$0	$841	$837	$837	$839
	Holdem Cab Corp ## {Annually-Prime plus 1.00%}	Term Loan	04/10/13	04/10/19	1	*	5.00%	$0		$797	$797	$797
	Go Boy Cab Corp ## {Annually-Prime plus 1.00%}	Term Loan	04/10/13	04/10/19	1	*	5.00%	$0		$797	$797	$797
	Copper One Cab Corp ##	Term Loan	02/17/12	12/15/17	1	*	4.00%	$0		$751	$751	$751
	Asterik Cab Co Inc ##	Term Loan	02/17/12	12/15/17	1	*	4.00%	$0		$745	$745	$745
	Agape-Mou Cab Corp ##	Term Loan	02/17/12	12/15/17	1	*	4.00%	$0		$745	$745	$745
	Gurpreet Singh & Manpreet Sing ## (interest rate includes deferred interest of 2.75%)	Term Loan	06/25/13	06/25/18	1	*	5.25%	$32		$741	$741	$741
	Zus Trading Inc ## & (interest rate includes deferred interest of 2.50%)	Term Loan	08/09/13	07/27/18	1	*	5.00%	$27		$732	$732	$732
	Zahav Taxi LLC ## (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$15		$729	$729	$729
	Hot Wheels Taxi LLC ## (interest rate includes deferred interest of 1.75%)	Term Loan	03/01/13	01/01/19	1	*	5.00%	$15		$715	$715	$715
	Willie Transit LLC ##	Term Loan	10/25/17	10/25/22	1	*	0.00%	$0	$700	$700	$700	$702
	Alltaxitwo Cab Corp ## {Annually-Prime}	Term Loan	12/21/16	12/21/26	1	*	4.25%	$0		$694	$694	$696
	Orys Trans Corp ## {Annually-Prime}	Term Loan	12/21/16	12/21/26	1	*	4.25%	$0		$694	$694	$696
	Mandeep Multani & Ravinder Sin ## & (interest rate includes deferred interest of 3.00%)	Term Loan	03/19/14	12/23/17	1	*	5.00%	$22		$692	$692	$692
	Rakesh Aggarwal & Jasvir Singh ##	Term Loan	05/07/14	11/07/19	1	*	4.50%	$0		$685	$685	$685
	Carlos Govea ## (interest rate includes deferred interest of 1.50%)	Term Loan	06/05/14	06/05/19	1	*	5.50%	$6		$675	$675	$675
	Joseph R Jean ## &	Term Loan	04/15/13	04/25/18	1	*	4.25%	$0		$674	$674	$674
	Ilker Altaygil ## & (interest rate includes deferred interest of 2.75%)	Term Loan	07/18/13	06/17/18	1	*	5.25%	$30		$671	$671	$671
	Ming Trans Corp ##	Term Loan	11/19/12	12/10/17	1	*	4.50%	$0		$662	$662	$662
	New Express Cab Corp ##	Term Loan	03/31/15	03/30/19	1	*	4.50%	$0		$660	$660	$660
	Iddy Biddy Cab Corp ##	Term Loan	10/09/15	10/25/22	1	*	2.00%	$0		$646	$646	$647
	Aminder Pal Singh ##	Term Loan	11/21/13	01/21/18	1	*	4.50%	$0		$647	$647	$647
	Jbob Hacking Corp ##	Term Loan	10/09/15	10/09/18	1	*	4.25%	$0		$644	$644	$645
	Malcolm Hacking Corp ##	Term Loan	08/05/15	08/05/18	1	*	4.25%	$0		$643	$643	$643
	Oyaz Hacking Corp ##	Term Loan	08/05/15	08/05/18	1	*	4.25%	$0		$643	$643	$643
	Avtar Singh ##	Term Loan	08/29/14	02/29/20	1	*	5.50%	$0		$636	$636	$636
	Christian Cab Corp &	Term Loan	11/27/12	11/27/18	1	*	3.75%	$0		$653	$632	$635
	Concourse Cab Corp ## & (interest rate includes deferred interest of 2.50%)	Term Loan	11/14/13	11/14/17	1	*	5.00%	$35		$682	$630	$631

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Hamilton Transit LLC ## &	Term Loan	03/26/14	08/27/18	1	*	3.00%	$0		$1,335	$1,272	$631
	Global Agami Cab LLC ## (interest rate includes deferred interest of 1.00%) {Annually-Prime minus 1.75%}	Term Loan	02/27/13	05/01/19	1	*	4.25%	$6		$912	$912	$630
	Universal Agami Transit Inc ## (interest rate includes deferred interest of 1.00%) {Annually-Prime minus 1.75%}	Term Loan	02/27/13	05/01/19	1	*	4.25%	$6		$912	$912	$630
	Planet Agami Cab LLC ## (interest rate includes deferred interest of 1.00%) {Annually-Prime minus 1.75%}	Term Loan	02/27/13	05/01/19	1	*	4.25%	$6		$912	$912	$630
	G Michael Cab Corp ## & (interest rate includes deferred interest of 2.40%)	Term Loan	09/14/15	09/14/17	1	*	4.90%	$29		$897	$897	$630
	Ash Trans Corp ## & (interest rate includes deferred interest of 2.40%)	Term Loan	09/14/15	09/14/17	1	*	4.90%	$27		$792	$792	$630
	Brigitte Cab Corp ## & (interest rate includes deferred interest of 2.40%)	Term Loan	09/14/15	09/14/17	1	*	4.90%	$27		$831	$831	$630
	Samantha’S Cab Corp ## & (interest rate includes deferred interest of 2.40%)	Term Loan	09/14/15	09/14/17	1	*	4.90%	$25		$757	$757	$630
	Ganz Express Cab Cor ## & (interest rate includes deferred interest of 2.40%)	Term Loan	09/14/15	09/14/17	1	*	4.90%	$25		$777	$777	$630
	Btr Taxi Inc ## (interest rate includes deferred interest of 3.25%)	Term Loan	06/16/14	12/16/18	1	*	5.75%	$15		$821	$821	$630
	Benson Hacking Corp ## &	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$648	$630	$630
	Devin Taxi Corp ## &	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$648	$630	$630
	Rs Hacking Corp ## &	Term Loan	05/28/13	08/28/16	1	*	3.35%	$0		$630	$630	$630
	D & G Taxi Inc ## &	Term Loan	05/28/13	08/28/16	1	*	3.35%	$0		$655	$630	$630
	Ocean Hacking Corp ## &	Term Loan	12/20/13	12/20/16	1	*	3.50%	$0		$630	$630	$630
	Jacal Hacking Corp ## &	Term Loan	12/20/13	12/20/16	1	*	3.50%	$0		$630	$630	$630
	Gaultier Hacking Corp ## &	Term Loan	08/27/12	09/14/17	1	*	4.50%	$0		$956	$956	$630
	Silke Hacking Corp ## &	Term Loan	03/26/14	08/27/18	1	*	3.00%	$0		$1,337	$1,274	$630
	Kaderee M & G Corp ## &	Term Loan	03/26/14	08/27/18	1	*	3.00%	$0		$1,330	$1,269	$630
	Daytona Hacking Corp ## &	Term Loan	03/26/14	08/27/18	1	*	3.00%	$0		$1,330	$1,269	$630
	Parvinder Singh ## {Annually-Prime plus 1.00%}	Term Loan	08/13/13	08/13/21	1	*	5.25%	$0		$621	$621	$621
	Bruce Schneider ## {Annually-Prime plus 1.00%}	Term Loan	05/10/13	05/10/19	1	*	5.00%	$0		$618	$618	$618
	Tripta Nfn & Jagdeep Kumar Cab &	Term Loan	11/12/14	11/12/17	1	*	4.00%	$0		$616	$618	$618
	Shanu Miah ## (interest rate includes deferred interest of 2.75%)	Term Loan	06/20/13	06/20/18	1	*	5.25%	$20		$617	$617	$617
	Kerolus Waheib Makhail	Term Loan	12/27/12	12/08/18	1	*	4.13%	$0		$613	$615	$615
	Munir Ahmed Sahi ##	Term Loan	08/13/15	08/13/18	1	*	4.00%	$0		$607	$607	$607
	Jordan O Ohene ## &	Term Loan	05/24/13	05/02/18	1	*	4.75%	$0		$602	$602	$602
	Jaswinder Singh/Note A ## (interest rate includes deferred interest of 2.00%)	Term Loan	04/27/16	04/27/18	1	*	4.50%	$20		$582	$582	$582
	Charanjeet Kaur & Manjit Singh ## (interest rate includes deferred interest of 2.50%)	Term Loan	10/28/13	10/28/18	1	*	5.00%	$18		$580	$580	$580
	Lesly Jeanjoseph ## & (interest rate includes deferred interest of 2.00%)	Term Loan	05/08/13	05/16/18	1	*	5.00%	$19		$579	$579	$579
	Aujla Cab Corp ## (interest rate includes deferred interest of 2.50%)	Term Loan	04/23/14	03/20/18	1	*	5.00%	$11		$570	$570	$570
	Jasvir S Dhaliwal ##	Term Loan	07/01/13	04/26/18	1	*	4.25%	$0		$564	$564	$564
	Marian Cab Corp ##	Term Loan	06/19/12	06/19/19	1	*	4.50%	$0		$564	$564	$564
	Mohammed Hossen & Abrar Hanif ##	Term Loan	03/11/13	03/11/18	1	*	4.50%	$0		$563	$563	$563
	Albro Hacking, Corp. ##	Term Loan	07/10/14	03/07/18	1	*	3.63%	$0		$557	$557	$557
	Bliss Cab Corp ##	Term Loan	10/21/10	10/05/18	1	*	4.25%	$0		$555	$555	$555
	Sushil Maggoo ##	Term Loan	12/09/15	12/09/18	1	*	3.90%	$0		$548	$548	$549

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Oradeanul Taxi Corp ##	Term Loan	01/30/13	02/01/18	1	*	5.00%	$0		$547	$547	$547
	Sphinx Rc LLC &	Term Loan	08/25/16	08/25/19	1	*	3.50%	$0		$545	$545	$546
	Mci Taxi Inc ## &	Term Loan	10/29/15	10/29/18	1	*	4.75%	$0		$544	$544	$545
	K.R. Express Cab Corp ## &	Term Loan	10/29/15	10/29/18	1	*	4.75%	$0		$544	$544	$545
	Sukhdev Singh & Harpreet Singh ##	Term Loan	07/13/16	07/13/19	1	*	3.75%	$0		$539	$539	$540
	Sag Taxi LLC ## &	Term Loan	03/28/14	08/27/18	1	*	3.00%	$0		$1,559	$1,472	$537
	Ikaria Taxi LLC ## &	Term Loan	03/28/14	08/27/18	1	*	3.00%	$0		$1,563	$1,481	$537
	Pontios Taxi LLC ## &	Term Loan	03/28/14	08/27/18	1	*	3.00%	$0		$1,564	$1,484	$537
	Esg Hacking Corp ## &	Term Loan	03/12/14	03/12/17	1	*	3.50%	$0		$542	$536	$536
	Mukhtiar Singh ##	Term Loan	08/29/14	02/29/20	1	*	5.50%	$0		$535	$535	$535
	Humberto Ontaneda ## (interest rate includes deferred interest of 2.50%)	Term Loan	10/17/13	09/23/18	1	*	5.00%	$17		$534	$534	$534
	Yves Bazile ##	Term Loan	09/16/15	03/15/18	1	*	4.75%	$0		$531	$531	$531
	Jean J Monteau ##	Term Loan	12/06/12	06/07/18	1	*	4.50%	$0		$522	$522	$522
	Dani Taxi Inc/Mbank (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$9		$521	$521	$521
	Newton Sodhi ## {Annually-Prime plus 1.00%}	Term Loan	05/06/13	05/06/19	1	*	5.00%	$0		$520	$520	$520
	Magloire David ## (interest rate includes deferred interest of 2.50%)	Term Loan	07/24/15	08/12/18	1	*	5.00%	$19		$520	$520	$520
	Emad S Tadros ##	Term Loan	05/18/16	05/18/18	1	*	3.25%	$0		$518	$518	$518
	Rafi Mohammad ##	Term Loan	02/27/13	02/03/18	1	*	4.50%	$0		$518	$518	$518
	Nycyellow LLC ## &	Term Loan	12/21/16	12/21/19	1	*	3.50%	$0		$504	$504	$506
	Sandeep Transport LLC ##	Term Loan	06/23/16	06/23/19	1	*	3.75%	$0		$505	$505	$506
	Amarjit Sangera ##	Term Loan	11/18/15	05/18/18	1	*	4.50%	$0		$504	$504	$504
	Fernande Paul Cab Corp ## (interest rate includes deferred interest of 1.50%) {Annually-Prime}	Term Loan	01/24/13	05/24/19	1	*	5.50%	$13		$503	$503	$503
	Travis R Bazile & Jean Exinvil ##	Term Loan	10/21/15	10/21/18	1	*	4.90%	$0		$500	$500	$501
	Luis E Perez ##	Term Loan	03/19/14	03/19/19	1	*	4.50%	$0		$500	$500	$500
	Albert A Agyemang ## & (interest rate includes deferred interest of 2.25%)	Term Loan	07/09/13	07/09/18	1	*	5.25%	$16		$484	$484	$484
	Nana K Adom ##	Term Loan	10/05/15	04/05/18	1	*	4.50%	$0		$481	$481	$481
	Jaswinder K Sharma ## &	Term Loan	10/08/15	10/08/17	1	*	4.50%	$0		$477	$477	$477
	Momar Diagne ## (interest rate includes deferred interest of 1.00%)	Term Loan	05/12/14	05/12/19	1	*	5.50%	$3		$463	$463	$463
	Adil Lone ##	Term Loan	09/10/15	09/10/19	1	*	5.50%	$0		$455	$455	$455
	Harold Torres ##	Term Loan	02/25/16	02/25/18	1	*	4.00%	$0		$451	$451	$451
	Jasvinder Chhoker + Dam Singh	Term Loan	11/10/11	05/30/18	1	*	4.50%	$0		$448	$450	$450
	I&I Cab Corp ##	Term Loan	03/19/13	02/09/19	1	*	3.75%	$0		$449	$449	$449
	M Irshad Chaudhry & Mhd Ramzan ## (interest rate includes deferred interest of 1.25%)	Term Loan	03/21/11	03/21/18	1	*	5.00%	$10		$441	$441	$441
	Joseph Jean ##	Term Loan	03/14/12	02/10/18	1	*	4.50%	$0		$438	$438	$438
	Shubal C Ghose ##	Term Loan	03/20/15	03/20/19	1	*	4.50%	$0		$435	$435	$435
	W.B.L.S Taxi Inc ## (interest rate includes deferred interest of 1.75%)	Term Loan	08/09/12	01/01/19	1	*	5.00%	$9		$431	$431	$431
	Mohammad Azhar ##	Term Loan	02/24/14	02/24/18	1	*	4.50%	$0		$423	$423	$423
	Verity Taxi Inc ##	Term Loan	02/08/13	02/08/18	1	*	3.60%	$0		$400	$400	$400
	Mokbul Choudhury ##	Term Loan	08/25/14	08/25/19	1	*	5.50%	$0		$399	$399	$399
	Dady Hamel ##	Term Loan	12/26/13	12/26/18	1	*	4.50%	$0		$393	$393	$393
	Gustavo E Cabrejos ##	Term Loan	10/07/15	04/07/18	1	*	4.50%	$0		$391	$391	$391

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Santokh Bangay ##	Term Loan	12/10/12	05/23/18	1	*	4.50%	$0		$388	$388	$388
	Carlot Dalce ## &	Term Loan	07/09/13	07/09/18	1	*	4.75%	$0		$378	$378	$378
	Jacob Kuruvilla ##	Term Loan	11/11/09	12/05/17	1	*	3.75%	$0		$378	$378	$378
	L&A Tarafdar Taxi Inc & {Annually-Prime plus 1.00%}	Term Loan	05/24/16	05/24/19	1	*	5.00%	$0		$368	$370	$371
	Melimajua Cab Corp ## &	Term Loan	10/14/14	10/14/19	1	*	3.90%	$0		$367	$367	$367
	Daca Taxi Inc ##	Term Loan	06/07/17	06/07/19	1	*	5.50%	$0	$370	$364	$364	$366
	Pierre Jeune ## &	Term Loan	12/14/12	06/09/18	1	*	4.50%	$0		$365	$365	$365
	Pierre Cadet ##	Term Loan	03/19/13	03/19/18	1	*	4.50%	$0		$359	$359	$359
	Bucur Express Cab Corp ##	Term Loan	06/07/17	06/07/19	1	*	5.50%	$0	$356	$350	$350	$352
	Yberto Santana ##	Term Loan	02/27/14	02/22/19	1	*	4.50%	$0		$350	$350	$350
	Shah M Rahman ##	Term Loan	11/25/13	05/25/20	1	*	5.50%	$0		$346	$346	$346
	Anthony Okyere Duah ##	Term Loan	07/14/17	01/14/20	1	*	5.50%	$0	$346	$342	$342	$344
	Eduard Neyman	Term Loan	05/24/13	05/24/20	1	*	4.00%	$0		$340	$342	$343
	Chuhar Singh ##	Term Loan	06/06/13	06/15/18	1	*	4.25%	$0		$339	$339	$339
	Double Cab Corp ##	Term Loan	09/15/17	09/15/19	1	*	5.50%	$0	$331	$329	$329	$331
	Ghotra & Ghotra LLC & (interest rate includes deferred interest of 2.50%)	Term Loan	12/19/13	12/19/17	1	*	5.00%	$21		$773	$740	$318
	Gbcab LLC ## &	Term Loan	08/19/15	08/19/18	1	*	3.75%	$0		$349	$315	$318
	Erwich Chery &	Term Loan	09/29/14	08/01/19	1	*	4.25%	$0		$540	$514	$318
	Dominique Ismael ## & (interest rate includes deferred interest of 2.00%)	Term Loan	03/10/14	03/10/18	1	*	5.00%	$9		$529	$497	$317
	Rose And Jean Service LLC ## &	Term Loan	06/15/16	06/15/19	1	*	4.00%	$0		$328	$315	$317
	Amr Aly Shafshak/Note A &	Term Loan	10/24/17	04/24/19	1	*	5.50%	$0	$400	$400	$400	$317
	Joseph Paul Desir ## & (interest rate includes deferred interest of 2.50%)	Term Loan	07/28/14	08/30/19	1	*	5.00%	$22		$340	$315	$316
	Gerardo Barrera ## & (interest rate includes deferred interest of 2.50%)	Term Loan	08/08/14	03/15/19	1	*	5.00%	$13		$343	$315	$316
	Binh Pham ## & (interest rate includes deferred interest of 2.75%)	Term Loan	04/23/14	05/26/18	1	*	5.50%	$2		$721	$701	$316
	Samiullah Zaman ## &	Term Loan	04/07/14	04/07/17	1	*	4.00%	$0		$320	$315	$316
	Anwar Khalifa ## &	Term Loan	08/07/14	08/07/17	1	*	4.50%	$0		$315	$315	$316
	Roudy Moliere &Jean B Letang ## &	Term Loan	01/15/16	01/15/18	1	*	5.00%	$0		$321	$315	$316
	Balwinder Singh ## &	Term Loan	10/02/15	10/02/18	1	*	4.50%	$0		$315	$315	$316
	Frands Fequiere ## &	Term Loan	01/20/16	01/20/18	1	*	5.25%	$0		$328	$315	$316
	Turgut Duman ## &	Term Loan	12/02/15	12/02/18	1	*	4.13%	$0		$330	$315	$316
	Marc C Bastien ## & (interest rate includes deferred interest of 1.50%)	Term Loan	04/11/13	05/24/18	1	*	5.50%	$15		$321	$315	$315
	Preslert Louis ## & (interest rate includes deferred interest of 1.50%)	Term Loan	05/30/13	05/30/18	1	*	5.00%	$15		$322	$315	$315
	Danny Truong ## (interest rate includes deferred interest of 2.00%)	Term Loan	07/30/14	01/30/20	1	*	5.50%	$6		$724	$724	$315
	Ghulam Abbas ## & (interest rate includes deferred interest of 2.50%)	Term Loan	04/17/13	05/23/18	1	*	5.00%	$32		$319	$315	$315
	Gur & Dev Taxi LLC & (interest rate includes deferred interest of 2.50%)	Term Loan	02/18/14	09/25/18	1	*	5.00%	$25		$315	$315	$315
	Donald Singh ## & (interest rate includes deferred interest of 2.50%)	Term Loan	10/11/13	10/11/18	1	*	5.00%	$22		$315	$315	$315
	Spyridon Tzorzis ## & (interest rate includes deferred interest of 2.50%)	Term Loan	07/10/13	07/12/17	1	*	5.00%	$22		$315	$315	$315
	Alexander Vizueta ## & (interest rate includes deferred interest of 2.50%)	Term Loan	04/01/14	09/01/17	1	*	5.00%	$21		$316	$315	$315
	Carmay Latendresse ## & (interest rate includes deferred interest of 2.50%)	Term Loan	05/19/14	11/09/17	1	*	5.00%	$20		$692	$662	$315
	Atef A Khalil & (interest rate includes deferred interest of 2.50%)	Term Loan	07/09/14	12/25/18	1	*	5.00%	$18		$336	$315	$315
	Joseph L Flovel ## & (interest rate includes deferred interest of 2.50%)	Term Loan	10/31/13	10/30/17	1	*	5.00%	$18		$317	$315	$315
	Sukhdev Singh & Harpal S Bhola ## (interest rate includes deferred interest of 2.50%)	Term Loan	12/04/13	12/04/18	1	*	5.00%	$17		$624	$624	$315
	Joseph Gerard Pierre ## (interest rate includes deferred interest of 2.50%)	Term Loan	07/07/14	01/18/18	1	*	5.00%	$17		$694	$694	$315
	Shahdad Bhatti Cab Corp ## & (interest rate includes deferred interest of 2.50%)	Term Loan	08/18/14	01/01/18	1	*	5.00%	$16		$319	$315	$315
	Gilberto Barrera ## & (interest rate includes deferred interest of 2.50%)	Term Loan	04/02/14	04/02/18	1	*	5.00%	$14		$333	$315	$315
	Tarek Elsaid ## (interest rate includes deferred interest of 2.50%)	Term Loan	05/12/14	04/10/18	1	*	5.00%	$10		$541	$541	$315
	Lelio Bresier & Jeanne Bresier ## & (interest rate includes deferred interest of 2.50%)	Term Loan	03/06/13	05/15/18	1	*	5.00%	$7		$413	$400	$315

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Haroon Sharif ## & (interest rate includes deferred interest of 2.50%)	Term Loan	05/21/13	05/18/18	1	*	5.00%	$0		$315	$315	$315
	Arman And Mehtab Padda Taxi Co ## & (interest rate includes deferred interest of 2.75%)	Term Loan	06/19/13	07/19/18	1	*	5.50%	$10		$780	$742	$315
	Gilbert Chong ## (interest rate includes deferred interest of 2.75%)	Term Loan	10/28/15	10/25/19	1	*	5.50%	$3		$523	$523	$315
	Samy Baddar ## & (interest rate includes deferred interest of 3.00%)	Term Loan	07/18/13	03/07/18	1	*	5.50%	$28		$702	$662	$315
	Rafael A Pena ## & (interest rate includes deferred interest of 3.00%)	Term Loan	09/18/13	08/29/18	1	*	5.00%	$21		$518	$518	$315
	Manuel F Pena ## & (interest rate includes deferred interest of 3.00%)	Term Loan	11/26/13	10/26/17	1	*	5.00%	$20		$315	$315	$315
	Serge Bonny ## (interest rate includes deferred interest of 3.00%)	Term Loan	03/11/13	12/05/18	1	*	5.50%	$1		$341	$341	$315
	Maria L Denocua ## (interest rate includes deferred interest of 3.00%)	Term Loan	09/17/15	12/29/19	1	*	7.40%	$0		$515	$515	$315
	Brunet Lucas ## & (interest rate includes deferred interest of 3.25%)	Term Loan	06/06/13	06/06/18	1	*	5.00%	$33		$619	$615	$315
	Tamimu Aliu ## &	Term Loan	05/28/13	05/28/16	1	*	4.25%	$0		$315	$315	$315
	Guivarch Thimothe &	Term Loan	09/19/12	09/07/17	1	*	4.75%	$0		$315	$315	$315
	Dhuri And Barnala Cab Corp ## &	Term Loan	06/03/13	06/03/16	1	*	3.80%	$0		$320	$315	$315
	Alika Awan Trans Corp ## &	Term Loan	09/04/13	09/04/16	1	*	3.85%	$0		$315	$315	$315
	Mian Cab Corp ## &	Term Loan	01/21/14	01/21/17	1	*	4.00%	$0		$315	$315	$315
	Eli Parada ## &	Term Loan	11/27/13	11/27/16	1	*	3.65%	$0		$315	$315	$315
	Strivers Way Inc ## &	Term Loan	12/17/13	12/17/16	1	*	3.85%	$0		$349	$315	$315
	Ahmed Elsayed ## &	Term Loan	11/22/13	11/22/16	1	*	3.50%	$0		$315	$315	$315
	Joseph W Charles &	Term Loan	05/27/14	05/27/17	1	*	3.70%	$0		$315	$315	$315
	Guy Merisier ## &	Term Loan	07/25/14	07/25/17	1	*	4.13%	$0		$334	$315	$315
	Yvon Louissaint ## &	Term Loan	02/20/14	02/20/17	1	*	3.88%	$0		$322	$315	$315
	Kawarjeet Singh & Maan Singh ## &	Term Loan	05/15/13	12/08/17	1	*	4.00%	$0		$315	$315	$315
	Rahul Amin ## &	Term Loan	06/11/14	06/26/17	1	*	3.63%	$0		$315	$315	$315
	Eustache Romain ## &	Term Loan	02/26/13	04/06/18	1	*	4.50%	$0		$330	$315	$315
	Louis A Alphonse ## &	Term Loan	02/21/13	02/18/19	1	*	4.50%	$0		$327	$315	$315
	David Mashkabov ## &	Term Loan	10/26/11	10/24/17	1	*	4.00%	$0		$315	$315	$315
	Alexander A Malamud ## &	Term Loan	02/28/13	02/26/18	1	*	4.00%	$0		$321	$315	$315
	Sweeney And Sweeney ## &	Term Loan	09/29/15	03/28/18	1	*	4.50%	$0		$315	$315	$315
	Man Singh ## &	Term Loan	02/25/13	02/09/18	1	*	4.50%	$0		$555	$555	$315
	Amjad Abbas ## &	Term Loan	12/19/13	12/19/17	1	*	4.50%	$0		$488	$488	$315
	Frantz Louhis & Joseph Paul ## &	Term Loan	06/08/12	06/08/19	1	*	4.75%	$0		$484	$470	$315
	Jose F Pimentel ## &	Term Loan	05/14/14	11/14/18	1	*	4.00%	$0		$686	$686	$315
	Garcha Randhawa Taxi Corp ## &	Term Loan	05/31/13	07/19/18	1	*	5.00%	$0		$767	$735	$315
	Leo P. Roland ## &	Term Loan	12/03/13	02/03/20	1	*	3.50%	$0		$664	$646	$315
	Malkit Singh ##	Term Loan	07/16/15	01/16/18	1	*	4.50%	$0		$314	$314	$314
	Avner Ben-Levy ## &	Term Loan	05/29/12	05/28/17	1	*	4.25%	$0		$346	$315	$314
	Essa & Soliman Transit Inc ##	Term Loan	04/19/13	03/08/18	1	*	4.75%	$0		$307	$307	$307
	Rehmet Khan ##	Term Loan	03/11/15	03/08/19	1	*	4.50%	$0		$304	$304	$304
	Georges Desrosiers ## (interest rate includes deferred interest of 2.50%)	Term Loan	12/22/17	12/22/19	1	*	5.50%	$0	$301	$301	$301	$303
	Surjit Singh ##	Term Loan	10/25/13	10/25/18	1	*	3.80%	$0		$301	$301	$301
	Bj Cab Corp/Note 1 Of 2 {Annually-Prime plus 1.00%}	Term Loan	06/12/13	09/12/19	1	*	5.25%	$0		$291	$293	$293
	Bj Cab Corp/Note 2 Of 2 {Annually-Prime plus 1.00%}	Term Loan	06/12/13	09/12/19	1	*	5.25%	$0		$291	$293	$293
	Joubert Toussaint ##	Term Loan	03/09/15	03/09/18	1	*	4.50%	$0		$285	$285	$285
	Jasvir Singh	Term Loan	11/27/12	11/27/22	1	*	4.25%	$0		$277	$279	$281
	King D Taxi Inc ## {Annually-Prime}	Term Loan	01/17/12	10/01/21	1	*	4.25%	$0		$277	$277	$277
	Crossbow Taxi Inc ## {Annually-Prime}	Term Loan	01/17/12	10/01/21	1	*	4.25%	$0		$277	$277	$277
	Petia Cab Corporation ## {Annually-Prime}	Term Loan	01/17/12	10/01/21	1	*	4.25%	$0		$277	$277	$277
	King Verin Taxi Inc ## {Annually-Prime}	Term Loan	01/17/12	10/01/21	1	*	4.25%	$0		$277	$277	$277
	Cleopatra Cab Corp ## {Annually-Prime}	Term Loan	01/17/12	10/01/21	1	*	4.25%	$0		$277	$277	$277
	Musa Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0		$276	$276	$277
	Macbak Trans Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0		$276	$276	$277
	Micdavid Hacking Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0		$276	$276	$277
	Aem Transportation Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0		$276	$276	$277
	Espiye Taxi Corp (interest rate includes deferred interest of 2.75%)	Term Loan	05/23/14	05/27/18	1	*	5.50%	$12		$718	$720	$270

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Eugenio & Ayodele Trans Corp & (interest rate includes deferred interest of 2.50%)	Term Loan	09/26/13	03/28/19	1	*	5.00%	$13		$662	$637	$268
	Amr & Rina Taxi Inc &	Term Loan	07/15/13	06/26/16	1	*	4.25%	$0		$268	$268	$268
	Anmol Usa LLC ## &	Term Loan	10/01/14	09/26/17	1	*	3.75%	$0		$268	$268	$268
	Gilzian Enterprise LLC ## &	Term Loan	05/22/14	05/22/17	1	*	3.88%	$0		$268	$268	$268
	Jean B Guerrier ## &	Term Loan	08/08/12	08/10/17	1	*	4.50%	$0		$268	$268	$268
	Senoz Cab Corp &	Term Loan	05/23/14	05/23/17	1	*	3.00%	$0		$301	$268	$268
	Kornos Taxi Inc ## &	Term Loan	09/04/12	09/04/17	1	*	4.50%	$0		$265	$265	$265
	Elsayed A Hassan ##	Term Loan	12/12/17	12/12/19	1	*	5.50%	$0	$258	$258	$258	$260
	Sincere Cab Corp ##	Term Loan	06/21/11	06/21/20	1	*	4.75%	$0		$263	$263	$260
	Platform Taxi Service/Mbank	Term Loan	05/04/12	12/15/17	1	*	5.92%	$0		$252	$252	$252
	Zorro Taxi Inc ##	Term Loan	12/20/13	12/20/17	1	*	4.50%	$0		$245	$245	$245
	Kesef Taxi Inc/Mbank (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$4		$244	$244	$244
	Mohammmed H Iqbal ##	Term Loan	09/14/12	03/11/18	1	*	4.50%	$0		$229	$229	$229
	Ede Service Corp ##	Term Loan	07/20/07	12/20/17	1	*	2.81%	$0		$210	$210	$210
	Daniel Victor ##	Term Loan	05/09/16	05/09/19	1	*	4.75%	$0		$204	$204	$205
	Corsi Cab Corp ##	Term Loan	06/21/11	06/21/20	1	*	4.75%	$0		$197	$197	$196
	Anba Taxi Inc ##	Term Loan	06/21/11	06/21/20	1	*	4.75%	$0		$197	$197	$195
	Lissade Aurelus ## & {Annually-Prime plus 1.00%}	Term Loan	05/01/13	05/03/19	1	*	5.00%	$0		$184	$184	$184
	Jackie L Chaiken ## &	Term Loan	09/20/16	03/26/18	1	*	4.25%	$0		$175	$175	$176
	Birk Cab Corp/Note 1 ## & (interest rate includes deferred interest of 1.25%)	Term Loan	03/11/15	05/09/18	1	*	5.00%	$5		$182	$170	$171
	Valeri Aminov—Note 1	Term Loan	02/25/15	02/25/18	1	*	4.25%	$0		$168	$170	$170
	Wai Tat Louie	Term Loan	05/07/15	05/25/20	1	*	5.00%	$0		$159	$161	$161
	Mohammad Ashraf Ali ##	Term Loan	01/17/12	01/09/18	1	*	4.00%	$0		$154	$154	$154
	Ede Service Corp/Mfun	Term Loan	07/24/07	12/20/17	1	*	2.81%	$0		$151	$153	$153
	Birk Cab Corp/Note 2 ## & (interest rate includes deferred interest of 1.25%)	Term Loan	03/11/15	05/09/18	1	*	5.00%	$3		$157	$145	$146
	Jo & Dimi LLC ##	Term Loan	09/17/15	09/17/18	1	*	3.10%	$0		$140	$140	$141
	Ny Diploma Taxi Co ##	Term Loan	07/20/07	12/20/17	1	*	2.81%	$0		$140	$140	$140
	Wan Sang Lau & Mary Quan Lau ##	Term Loan	03/18/16	03/18/18	1	*	4.50%	$0		$137	$137	$137
	Sofi Hacking Corp ##	Term Loan	05/11/15	05/11/18	1	*	4.00%	$0		$125	$125	$125
	Mk Multani/B Note	Term Loan	04/13/15	11/13/18	1	*	4.00%	$0		$125	$125	$125
	Joseph Bologna ## {Annually-Prime plus 1.00%}	Term Loan	10/06/10	09/29/19	1	*	5.25%	$0		$117	$117	$117
	Sunu Miah And M Jahangi/Mbnk & (interest rate includes deferred interest of 2.25%)	Term Loan	05/12/14	08/15/18	1	*	5.25%	$3		$108	$108	$108
	Roman Fermin ##	Term Loan	08/09/13	07/29/18	1	*	4.75%	$0		$105	$105	$105
	Ny Diploma Taxi Corp/Mfun	Term Loan	07/24/07	12/20/17	1	*	2.81%	$0		$101	$103	$103
	Valeri Aminov—Note 1	Term Loan	02/25/15	02/25/18	1	*	4.25%	$0		$95	$97	$97
	Jaswinder Singh/Note B (interest rate includes deferred interest of 2.00%)	Term Loan	04/27/16	04/27/18	1	*	4.50%	$3		$84	$84	$84
	1212 Taxi LLC (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$12	$750	$75	$75	$76
	Y Joey Taxi Inc (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$7	$400	$74	$74	$75
	Nicolae Blidariu	Term Loan	02/29/08	02/28/23	1	*	6.50%	$0		$73	$75	$75
	Bu Taxi LLC/Mbank (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$1	$75	$73	$73	$73
	Ede Service Corp	Term Loan	07/20/07	12/20/17	1	*	2.81%	$0		$70	$70	$70
	Jean Pierre Trans Inc	Term Loan	02/26/14	02/26/18	1	*	3.75%	$0		$62	$62	$62
	Tyme Cab Corp (interest rate includes deferred interest of 2.75%)	Term Loan	06/26/14	06/25/20	1	*	5.00%	$6		$60	$60	$60
	Y Mommy Taxi Inc/Mbank (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$1	$60	$59	$59	$59
	Ruckman Hacking Corp {Annually-Prime plus .25%}	Term Loan	08/30/13	03/01/19	1	*	4.00%	$0		$56	$56	$56
	Sonnet Service Co Inc {Annually-Prime plus .25%}	Term Loan	08/30/13	03/01/19	1	*	4.00%	$0		$56	$56	$56
	Chahal & Nahal LLC (interest rate includes deferred interest of 4.165%)	Term Loan	04/21/14	04/21/18	1	*	8.33%	$2		$56	$56	$56
	Goodspeed Transit Inc {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.75%	$0		$54	$54	$54
	Abdul H Abid ##	Term Loan	04/24/14	04/24/19	1	*	4.00%	$0		$53	$53	$54
	Mode Service Corp	Term Loan	06/02/11	06/01/21	1	*	6.00%	$0		$54	$54	$54
	Y Daddy Taxi Inc/Mbank (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$1		$53	$53	$53
	Eddy Joseph	Term Loan	02/02/15	02/02/22	1	*	5.00%	$0		$51	$51	$52
	Cora Hacking Corp	Term Loan	03/07/13	03/07/18	1	*	3.50%	$0		$51	$51	$51
	M.Y. Taxi Inc (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$16	$960	$49	$49	$50
	Granny Hacking Corp	Term Loan	03/07/13	03/07/18	1	*	3.50%	$0		$50	$50	$50

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Network Agami Cab Corp (interest rate includes deferred interest of 1.00%) {Annually-Prime minus 1.75%}	Term Loan	02/27/13	05/01/19	1	*	4.25%	$6		$47	$47	$47
	Ptah Cab Corp (interest rate includes deferred interest of 1.00%) {Annually-Prime minus 1.75%}	Term Loan	03/12/14	05/01/19	1	*	4.25%	$6		$47	$47	$47
	Salih Boncukcu/Mbnk	Term Loan	06/18/14	12/18/19	1	*	13.50%	$0		$47	$47	$47
	Ny Diploma Taxi Co	Term Loan	07/20/07	12/20/17	1	*	2.81%	$0		$46	$46	$46
	Orbit Agami Cab LLC & {Annually-Prime minus .25%}	Term Loan	11/05/10	10/01/19	1	*	4.00%	$0		$44	$44	$44
	William G Ward ##	Term Loan	04/29/13	04/26/21	1	*	4.50%	$0		$43	$43	$43
	Justin Hacking Corp {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.75%	$0		$42	$42	$42
	Soho Cab Corp &	Term Loan	02/11/14	08/27/18	1	*	3.00%	$0		$124	$53	$31
	Yme Transit Inc {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.75%	$0		$29	$29	$29
	M.M.Y Taxi Inc (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$12		$29	$29	$29
	Y Mati Taxi Inc/Mbnk (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$0		$29	$29	$29
	N&A Taxi Inc/Mbank (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$0		$29	$29	$29
	Y Meir Taxi Inc/Mbnk (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$0		$29	$29	$29
	S&M Taxi Inc/Mbank (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$0		$29	$29	$29
	Y Michal Taxi Inc/Mbnk (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$0		$29	$29	$29
	Fido Cab Corp {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.75%	$0		$25	$25	$25
	Boris Ushman ##	Term Loan	05/21/03	02/17/18	1	*	5.75%	$0		$25	$25	$25
	Saba Moshe Taxi Inc (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$7	$422	$21	$22	$24
	Bursa Cab Corp/Note 2	Term Loan	03/23/01	09/10/23	1	*	6.00%	$0		$22	$24	$24
	Neomi & Z Taxi Inc (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$7	$422	$21	$21	$23
	M&J Taxi Inc (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$7	$422	$21	$21	$23
	Maya Taxi Inc (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$7	$422	$21	$21	$23
	Mtr Taxi Inc (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$7	$422	$21	$21	$23
	Bursa Cab Corp/Note 1	Term Loan	03/23/01	09/10/23	1	*	6.00%	$0		$20	$22	$22
	Opera Taxi Inc/Mbank (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$0		$20	$20	$20
	Ronen Taxi Inc/Mbank (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$0		$20	$20	$20
	Mry Taxi Inc/Mbank (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$0		$20	$20	$20
	Munir Ahmed Sahi ##	Term Loan	08/13/15	08/13/18	1	*	4.00%	$0		$20	$20	$20
	Sukhdev Singh & H Singh/B Note	Term Loan	07/13/16	07/13/20	1	*	5.00%	$0		$17	$17	$19
	Vosiem Hacking Corp {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.75%	$0		$16	$16	$16
	Surlak Taxi LLC/Mbnk (interest rate includes deferred interest of 9.187%)	Term Loan	04/25/14	04/17/18	1	*	18.38%	$1		$14	$14	$14
	Bj Cab Corp	Term Loan	02/27/15	02/26/19	1	*	5.00%	$0		$10	$12	$13
	Jose F Pimentel ##	Term Loan	05/14/14	05/14/19	1	*	4.25%	$0		$11	$11	$12
	Dominique Ismael &	Term Loan	09/17/15	09/17/18	1	*	5.00%	$0		$9	$9	$10
	Jean M Venord/Mbank	Term Loan	04/10/17	04/10/22	1	*	9.25%	$0	$8	$7	$7	$7
	Anastasios Tsiklidis	Term Loan	04/15/11	01/15/18	1	*	3.60%	$0		$2	$4	$4
	Amr Aly Shafshak/Note B &	Term Loan	10/24/17	10/24/22	1	*	0.00%	$0	$307	$307	$307	$2
	Paros Taxi LLC &	Term Loan	03/28/14	08/27/18	1	*	3.00%	$0		$309	$228	$1
	Ilker Altaygil &	Term Loan	11/23/15	11/20/17	1	*	5.00%	$0		$1	$1	$1
	D&P Baidwan LLC/Mbnk (interest rate includes deferred interest of 5.358%)	Term Loan	05/20/14	05/20/18	1	*	10.72%	$3		$84	$84	$0
	Pj Moe LLC/Mbnk & (interest rate includes deferred interest of 5.55%)	Term Loan	07/08/14	07/08/18	1	*	11.10%	$2		$74	$74	$0
	Pakt Medallions LLC/Mbnk & (interest rate includes deferred interest of 6.75%)	Term Loan	08/26/14	06/02/18	1	*	13.50%	$2		$43	$41	$0
	Davinder Singh/Mbnk (interest rate includes deferred interest of 7.118%)	Term Loan	04/23/14	04/20/18	1	*	13.04%	$3		$60	$60	$0
	Hshmul Taxi LLC/Mbnk &	Term Loan	03/17/14	05/31/19	1	*	6.50%	$0		$36	$34	$0
	Diin Taxi LLC/Mbnk &	Term Loan	12/27/16	06/27/18	1	*	0.00%	$0		$127	$119	$0
	Ramdas 4 Taxi LLC/Mbnk &	Term Loan	05/27/14	02/17/18	1	*	6.50%	$0		$80	$71	$0
	Kero Taxi Corp/Mbnk	Term Loan	05/30/14	11/30/18	1	*	10.25%	$0		$74	$74	$0

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Chicago					107	5%	4.74%	$227	$0	$20,172	$19,436	$15,602
	Sweetgrass Peach &Chadwick Cap ## (interest rate includes deferred interest of 1.00%)	Term Loan	08/28/12	02/24/18	1	*	6.00%	$20		$1,374	$1,374	$1,374
	Regal Cab Company Et Al ## &	Term Loan	08/29/13	08/27/18	1	*	5.00%	$0		$658	$658	$658
	Chicago Medallion Two LLC ## & (interest rate includes deferred interest of .75%)	Term Loan	12/02/11	12/02/16	1	*	3.75%	$14		$485	$470	$470
	Chicago Medallion Three LLC ## & (interest rate includes deferred interest of .75%)	Term Loan	12/02/11	12/02/16	1	*	3.75%	$14		$485	$470	$470
	Chicago Medallion Four LLC ## & (interest rate includes deferred interest of .75%)	Term Loan	12/02/11	12/02/16	1	*	3.75%	$14		$485	$470	$470
	Chicago Medallion One LLC ## & (interest rate includes deferred interest of .75%)	Term Loan	12/02/11	12/02/16	1	*	3.75%	$14		$485	$470	$470
	Moo Moo Cab Co ## {Annually-Prime plus 2.00%}	Term Loan	08/14/13	08/04/19	1	*	6.25%	$0		$418	$418	$418
	Blue Valentine Cab Corp {Annually-Prime plus 2.00%}	Term Loan	04/10/13	04/11/19	1	*	6.00%	$0		$408	$408	$408
	Tumblin Dice Taxi Inc {Annually-Prime plus 2.00%}	Term Loan	04/10/13	04/11/19	1	*	6.00%	$0		$407	$407	$407
	Musanour Cab Inc ##	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$407	$407	$407
	Chicago Medallion Nine LLC ## &	Term Loan	05/02/12	05/02/17	1	*	5.75%	$0		$392	$376	$376
	Blue Eyes Cab Corp ## & {Annually-Prime}	Term Loan	12/22/15	12/22/20	1	*	4.25%	$0		$284	$282	$283
	Lucky Seven Chicago One Inc ## & {Annually-Prime}	Term Loan	12/22/15	12/22/20	1	*	4.25%	$0		$284	$282	$283
	Ray Cab Company &	Term Loan	07/22/15	07/22/18	1	*	5.50%	$0		$287	$282	$283
	Rahwa & Bros Cab Co, Et Al ## &	Term Loan	04/11/14	04/11/19	1	*	5.00%	$0		$329	$282	$283
	Met Cab Co ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$282	$282	$282
	Michael Two Cab Corp ## &	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$282	$282	$282
	American Buffalo Cab Corp {Annually-Prime plus 2.00%}	Term Loan	04/10/13	04/11/19	1	*	6.00%	$0		$273	$274	$274
	Little Wing Cab Corp {Annually-Prime plus 2.00%}	Term Loan	04/10/13	04/11/19	1	*	6.00%	$0		$274	$274	$274
	Valasia Cab Co ##	Term Loan	01/18/12	01/18/18	1	*	5.00%	$0		$238	$238	$238
	Cozy Cab Co ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$240	$235	$236
	Natalia Taxi Corp ## &	Term Loan	05/01/13	05/01/17	1	*	4.50%	$0		$235	$235	$236
	Natasha Transportation Inc ## &	Term Loan	05/01/13	05/01/17	1	*	4.50%	$0		$235	$235	$236
	N And M Valdof Hacking Corp ## &	Term Loan	05/01/13	05/01/17	1	*	4.50%	$0		$235	$235	$236
	Harriet C Inc ## & (interest rate includes deferred interest of 2.75%)	Term Loan	10/19/12	10/17/18	1	*	5.25%	$29		$859	$859	$235
	Dell Cab Corp ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$235	$235	$235
	Mike Taxi Corp ## &	Term Loan	05/01/13	05/01/17	1	*	4.50%	$0		$235	$235	$235
	Lmb Taxi V Inc ## &	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$235	$235	$235
	Lmb Taxi Iv Inc ## &	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$235	$235	$235
	Glti Cab Corp &	Term Loan	03/10/15	03/10/18	1	*	5.00%	$0		$210	$210	$210
	Aniba Management & Services In ##	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$202	$202	$203
	Santorini Four Cab Corp ## & (interest rate includes deferred interest of 1.50%)	Term Loan	05/09/13	08/27/18	1	*	3.50%	$9		$704	$674	$189
	Showcase Sports Management Cor ##	Term Loan	01/22/10	03/11/18	1	*	5.50%	$0		$189	$189	$189
	Santorini Five Cab Corp ## & (interest rate includes deferred interest of 1.50%)	Term Loan	05/09/13	08/27/18	1	*	3.50%	$9		$704	$674	$188
	Santorini Six Cab Corp ## & (interest rate includes deferred interest of 1.50%)	Term Loan	05/09/13	08/27/18	1	*	3.50%	$9		$704	$674	$188
	Tribeca Two Cab Corp ## & (interest rate includes deferred interest of 1.50%)	Term Loan	05/09/13	08/27/18	1	*	3.50%	$9		$704	$674	$188
	Chicago Medallion Seven LLC ## &	Term Loan	05/02/12	05/02/17	1	*	5.75%	$0		$196	$188	$188
	Dome Cab Corp ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$141	$141	$142
	Mikhalia Cabs Nine Inc ## &	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$141	$141	$141
	Kayla Hacking Corp ## &	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$141	$141	$141
	Carol Of Illinois Enterprises &	Term Loan	09/19/14	09/19/17	1	*	5.00%	$0		$644	$644	$141
	Addis Flower Taxi Cab Service	Term Loan	02/27/14	02/27/19	1	*	5.50%	$0		$100	$100	$101
	Bedford Cab Two Corp {Annually-Prime plus .75%}	Term Loan	07/30/10	03/11/19	1	*	4.50%	$0		$100	$100	$100
	Paik Cab Co	Term Loan	05/30/14	05/30/19	1	*	5.00%	$0		$98	$98	$99
	Jiffy Cab Co ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$100	$94	$95
	Myrtos Cab Corp &	Term Loan	03/25/15	03/25/19	1	*	4.25%	$0		$109	$94	$95
	Taxi For Less Inc &	Term Loan	09/19/14	03/31/17	1	*	2.00%	$0		$110	$94	$95
	Coffee Taxi LLC ## & (interest rate includes deferred interest of 1.50%)	Term Loan	10/10/13	08/27/18	1	*	3.50%	$6		$441	$418	$94
	Asmara Cab Company ##	Term Loan	12/01/11	12/29/19	1	*	5.25%	$0		$93	$93	$93
	Imc Cab Corp {Annually-Prime plus .75%}	Term Loan	08/27/10	03/11/19	1	*	4.50%	$0		$85	$85	$85

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Grapevine Taxi LLC ## & (interest rate includes deferred interest of 1.50%)	Term Loan	10/10/13	08/27/18	1	*	3.50%	$2		$161	$153	$49
	C Dortch Inc ## & (interest rate includes deferred interest of 1.50%)	Term Loan	12/04/13	08/27/18	1	*	3.50%	$2		$182	$174	$49
	Karbala Express Inc ## &	Term Loan	02/26/13	05/26/16	1	*	5.00%	$0		$47	$47	$48
	Shere Corp ## &	Term Loan	07/26/13	07/26/18	1	*	5.25%	$0		$50	$47	$48
	Tahoora Transportation Inc. ## &	Term Loan	07/26/13	07/26/18	1	*	5.25%	$0		$50	$47	$48
	Alkarim Chicago Inc ## &	Term Loan	11/27/13	11/27/18	1	*	5.50%	$0		$55	$47	$48
	Tekezze Inc &	Term Loan	12/11/13	12/11/18	1	*	5.00%	$0		$54	$47	$48
	Three Kids Corp &	Term Loan	04/15/13	04/15/18	1	*	5.50%	$0		$62	$47	$48
	Nakfa Corp ## &	Term Loan	06/17/13	06/17/18	1	*	4.88%	$0		$49	$47	$48
	Adom Enterprise, Inc ## &	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$51	$47	$48
	Nike Yomi Inc ## &	Term Loan	08/06/13	08/06/18	1	*	5.25%	$0		$60	$47	$48
	Tad Taxi Co ## &	Term Loan	11/13/13	11/13/18	1	*	5.00%	$0		$54	$47	$48
	Life Cab Corp ## &	Term Loan	09/18/13	09/18/18	1	*	5.25%	$0		$50	$47	$48
	Sabina Cab Inc &	Term Loan	04/19/13	04/19/18	1	*	5.50%	$0		$49	$47	$48
	Alem B Cab Inc ## &	Term Loan	01/22/13	01/22/18	1	*	5.50%	$0		$47	$47	$48
	Alex Z Cab Corp &	Term Loan	04/22/13	04/22/18	1	*	5.50%	$0		$56	$47	$48
	Zeyrefda Inc ## &	Term Loan	05/17/13	05/17/18	1	*	5.50%	$0		$51	$47	$48
	Interwoodex Inc ## &	Term Loan	11/07/13	11/07/18	1	*	5.00%	$0		$53	$47	$48
	Nour Enterprise Inc ## &	Term Loan	09/16/13	09/16/18	1	*	5.75%	$0		$47	$47	$48
	Naneffe Inc ## &	Term Loan	03/15/13	03/15/18	1	*	5.50%	$0		$55	$47	$48
	Moses J Frank &	Term Loan	04/26/13	04/26/18	1	*	7.00%	$0		$56	$47	$48
	Yenemekoya Inc ## &	Term Loan	06/28/13	06/28/18	1	*	5.25%	$0		$51	$47	$48
	Helen Habte Corp ## &	Term Loan	10/01/13	02/03/17	1	*	4.00%	$0		$55	$47	$48
	Antar Trans Inc &	Term Loan	01/17/14	01/17/19	1	*	5.00%	$0		$47	$47	$48
	Bashiru Habib &	Term Loan	07/09/14	07/09/18	1	*	6.25%	$0		$48	$47	$48
	Wubshet Inc ## &	Term Loan	09/25/13	09/25/18	1	*	5.25%	$0		$50	$47	$48
	Tyrone Henderson &	Term Loan	03/12/14	07/27/18	1	*	6.50%	$0		$48	$47	$48
	Measho Cab Corp &	Term Loan	08/08/16	08/08/19	1	*	5.00%	$0		$74	$74	$48
	Annabelle Cab Corporation ## &	Term Loan	02/14/14	03/12/16	1	*	0.00%	$0		$47	$47	$47
	Pireas Taxi Corp ## &	Term Loan	06/07/13	06/07/16	1	*	4.50%	$0		$50	$47	$47
	Semhar Corp ## &	Term Loan	01/31/12	01/31/17	1	*	5.50%	$0		$47	$47	$47
	Jpg Cab Corp &	Term Loan	04/23/12	04/23/17	1	*	6.50%	$0		$47	$47	$47
	Significant Trans Inc ## &	Term Loan	04/06/12	04/06/17	1	*	6.50%	$0		$47	$47	$47
	Asmara Inc ## &	Term Loan	04/11/13	04/11/18	1	*	5.50%	$0		$47	$47	$47
	Kalib 2010 Inc ## &	Term Loan	07/16/13	07/16/17	1	*	5.50%	$0		$47	$47	$47
	Delina Cab Inc &	Term Loan	01/22/13	01/22/18	1	*	5.50%	$0		$47	$47	$47
	Les & Thera LLC &	Term Loan	05/08/13	05/08/17	1	*	5.25%	$0		$47	$47	$47
	Yemi Taxi Corp ## &	Term Loan	08/01/13	08/01/18	1	*	5.25%	$0		$47	$47	$47
	Rahel Express Inc ## &	Term Loan	12/27/13	12/27/18	1	*	5.25%	$0		$47	$47	$47
	Adi Express Inc ## &	Term Loan	09/21/12	09/21/17	1	*	5.75%	$0		$47	$47	$47
	Tigray Cab Inc &	Term Loan	03/28/13	03/28/18	1	*	5.50%	$0		$47	$47	$47
	Ali Taxi Corp ##	Term Loan	08/13/13	08/13/18	1	*	5.25%	$0		$21	$21	$21
	Sny Cab Inc ##	Term Loan	12/14/11	12/28/19	1	*	4.50%	$0		$19	$19	$19
	Ade Taxi Corp	Term Loan	12/08/14	12/08/19	1	*	5.50%	$0		$15	$15	$16
	Top Cab Corp	Term Loan	05/14/15	05/14/19	1	*	4.25%	$0		$15	$15	$16
	Hudson Cab Corp & (interest rate includes deferred interest of 1.50%)	Term Loan	05/22/14	08/27/18	1	*	3.50%	$13		$90	$48	$14
	Oia Cab Corp & (interest rate includes deferred interest of 1.50%)	Term Loan	08/01/14	08/27/18	1	*	3.50%	$13		$93	$43	$12
	Tribeca Three Cab Corp & (interest rate includes deferred interest of 1.50%)	Term Loan	05/22/14	08/27/18	1	*	3.50%	$10		$73	$38	$10
	Santorini Two Cab Corp & (interest rate includes deferred interest of 1.50%)	Term Loan	08/01/14	08/27/18	1	*	3.50%	$11		$74	$34	$9
	Stny Taxi Corp & (interest rate includes deferred interest of 1.50%)	Term Loan	08/01/14	08/27/18	1	*	3.50%	$11		$74	$32	$9
	Greenwich Cab Corp & (interest rate includes deferred interest of 1.50%)	Term Loan	05/22/14	08/27/18	1	*	3.50%	$8		$56	$28	$8
	Any Cab Two Corp & (interest rate includes deferred interest of 1.50%)	Term Loan	05/22/14	08/27/18	1	*	3.50%	$5		$36	$19	$5

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	St Petersburg Taxi LLC & (interest rate includes deferred interest of 1.50%)	Term Loan	05/22/14	08/27/18	1	*	3.50%	$5		$36	$19	$5
	Francis King Boat Inc	Term Loan	04/17/13	04/17/18	1	*	5.50%	$0		$3	$3	$3
	Taxi For Less Inc &	Term Loan	05/09/16	05/09/18	1	*	0.00%	$0		$10	$10	$2
	Patriot Trans Inc &	Term Loan	05/09/16	05/09/18	1	*	0.00%	$0		$20	$20	$2
	Top Cab Corp &	Term Loan	02/24/15	02/24/19	1	*	4.25%	$0		$14	$12	$0
Newark					110	8%	5.34%	$2	$1,047	$21,999	$21,935	$21,684
	Viergella Inc ##	Term Loan	02/20/14	02/20/18	1	*	4.75%	$0		$1,278	$1,278	$1,278
	Rachel LLC	Term Loan	04/25/13	04/25/18	1	*	5.25%	$0		$668	$667	$667
	Cherubin Vincent &	Term Loan	01/23/14	01/23/18	1	*	5.25%	$0		$605	$605	$605
	K And N Taxi LLC	Term Loan	09/26/13	09/26/19	1	*	5.25%	$0		$589	$588	$588
	A.M.E. Transit Limited Liabili ## &	Term Loan	01/10/13	01/10/18	1	*	5.25%	$0		$392	$392	$392
	Briana Taxi LLC &	Term Loan	01/23/14	01/23/18	1	*	5.00%	$0		$332	$332	$332
	Saintvillien & Larochelle LLC	Term Loan	11/14/13	11/14/18	1	*	4.90%	$0		$304	$303	$304
	Mr. Milcent & Sons, LLC ##	Term Loan	04/24/14	04/24/20	1	*	5.00%	$0		$289	$289	$288
	Two Daughters Taxi LLC ##	Term Loan	06/12/14	06/12/18	1	*	5.25%	$0		$286	$286	$286
	1 Hope LLC	Term Loan	09/26/13	09/26/19	1	*	5.75%	$0		$274	$274	$273
	Owned By Mr Vincent LLC	Term Loan	01/10/13	01/10/19	1	*	5.25%	$0		$273	$273	$272
	Romise Taxi LLC	Term Loan	04/25/13	04/25/18	1	*	5.25%	$0		$270	$270	$270
	Lagrande Taxi Corp ##	Term Loan	02/14/13	02/14/19	1	*	5.50%	$0		$270	$270	$269
	B Gene And Fil LLC	Term Loan	01/10/13	01/10/20	1	*	5.25%	$0		$269	$269	$268
	Clair 282 LLC ##	Term Loan	09/12/13	09/12/19	1	*	5.50%	$0		$269	$269	$268
	Angel Taxi LLC &	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$264	$264	$264
	Carvin Taxi Inc ##	Term Loan	12/12/13	12/12/18	1	*	5.00%	$0		$262	$262	$262
	Dern #2 Taxi Inc ##	Term Loan	12/12/13	12/12/18	1	*	5.00%	$0		$262	$262	$262
	Cmgv #2 Taxi Inc ##	Term Loan	12/12/13	12/12/18	1	*	5.00%	$0		$262	$262	$262
	Center Taxi LLC ##	Term Loan	08/15/13	08/15/19	1	*	5.50%	$0		$259	$259	$258
	Jovin Taxi Inc ##	Term Loan	01/10/13	01/10/20	1	*	5.00%	$0		$253	$253	$252
	Hg & Zg Corporation &	Term Loan	10/25/12	10/25/17	1	*	5.25%	$0		$249	$249	$249
	Magdala Corp ## &	Term Loan	08/16/13	08/16/19	1	*	5.50%	$0		$247	$247	$246
	Maitre Joa LLC	Term Loan	09/12/13	09/12/19	1	*	5.50%	$0		$241	$241	$240
	Simone Francois ##	Term Loan	04/25/13	04/25/20	1	*	5.75%	$0		$239	$239	$238
	Hg & Zg Corporation &	Term Loan	10/25/12	10/25/17	1	*	5.25%	$0		$232	$232	$232
	Mike 22, Limited Liability Com	Term Loan	06/11/15	06/11/18	1	*	5.50%	$0		$231	$231	$231
	Holy Family Trans Inc	Term Loan	04/16/15	04/16/19	1	*	5.00%	$0		$229	$229	$229
	Peter Doe &	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$227	$227	$228
	D,D Trans Inc	Term Loan	09/18/14	09/18/18	1	*	4.75%	$0		$224	$224	$224
	Nahla Taxi Inc ##	Term Loan	04/24/14	04/24/18	1	*	5.50%	$0		$222	$222	$222
	St Abraam Corp	Term Loan	04/25/13	04/22/18	1	*	5.00%	$0		$219	$219	$219
	Rowfida Incorporated ##	Term Loan	12/12/13	12/12/17	1	*	4.75%	$0		$218	$218	$218
	Three Sons 2 Taxi Inc ##	Term Loan	05/09/13	11/09/19	1	*	6.00%	$0		$219	$219	$218
	Luckner Etienne ##	Term Loan	10/25/12	10/25/19	1	*	5.50%	$0		$210	$210	$210
	Dupe Taxi LLC	Term Loan	12/10/15	12/10/19	1	*	5.50%	$0		$205	$205	$206
	Sonson Taxi Inc ##	Term Loan	10/25/12	10/25/19	1	*	5.50%	$0		$204	$204	$204
	Kesh & Kelo LLC ##	Term Loan	04/25/13	04/25/19	1	*	5.50%	$0		$204	$204	$203
	T-Bozo Trans LLC (interest rate includes deferred interest of 1.50%)	Term Loan	04/25/13	04/25/19	1	*	6.25%	$2		$203	$202	$202
	Anasta.S. Taxi LLC	Term Loan	04/25/13	04/25/20	1	*	5.75%	$0		$203	$203	$202
	E H 88 Taxi Corp ##	Term Loan	06/12/14	06/12/19	1	*	5.50%	$0		$201	$201	$200
	Semsema Trans Corporation	Term Loan	09/18/14	09/18/18	1	*	5.00%	$0		$199	$199	$199
	Zoune Taxi #2 Inc ##	Term Loan	01/10/13	01/10/20	1	*	5.50%	$0		$198	$198	$197
	Timax 426 Inc &	Term Loan	11/14/13	11/14/17	1	*	5.25%	$0		$196	$196	$196
	Les & Thera Transportation LLC &	Term Loan	07/12/13	07/12/18	1	*	5.50%	$0		$222	$217	$196
	Airport Travel LLC &	Term Loan	01/23/14	01/23/19	1	*	5.00%	$0		$309	$299	$196
	Jacob And Jasmina Inc &	Term Loan	10/24/14	10/24/18	1	*	4.90%	$0		$201	$196	$196
	Laboule LLC &	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0		$223	$204	$196
	Philippe Taxi LLC &	Term Loan	10/23/14	10/23/18	1	*	5.25%	$0		$234	$228	$196
	Ekny Fils-Aime ## &	Term Loan	10/17/11	10/17/17	1	*	6.50%	$0		$195	$195	$195
	P.C. Taxi Corp &	Term Loan	06/13/13	12/13/18	1	*	6.00%	$0		$283	$279	$195
	La Belle Joulie LLC	Term Loan	04/14/16	04/14/20	1	*	6.00%	$0		$192	$192	$193
	Pachou LLC	Term Loan	09/21/17	09/21/19	1	*	4.50%	$0	$192	$190	$190	$192
	Joseph And Jamar Inc	Term Loan	10/24/14	10/24/18	1	*	4.90%	$0		$191	$191	$191
	Dmd Taxi LLC	Term Loan	09/26/13	09/26/19	1	*	5.50%	$0		$191	$191	$190
	Mpaul 596 LLC &	Term Loan	04/25/13	04/25/19	1	*	5.50%	$0		$200	$189	$189
	Joseph And Alea LLC ##	Term Loan	02/23/15	02/23/19	1	*	5.25%	$0		$189	$189	$189
	Boss Carmel Taxi Inc ## &	Term Loan	11/14/13	11/14/17	1	*	5.50%	$0		$186	$186	$186
	O.P. Taxi LLC	Term Loan	10/23/14	10/23/18	1	*	5.25%	$0		$186	$186	$186

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Joe And Princess LLC ##	Term Loan	10/12/17	04/12/20	1	*	5.50%	$0	$183	$183	$183	$183
	Chell 11 Corp	Term Loan	07/10/14	07/10/18	1	*	5.25%	$0		$183	$183	$183
	Jacob Joseph	Term Loan	04/25/13	04/25/19	1	*	5.50%	$0		$182	$182	$181
	Erick Fleuridor	Term Loan	07/19/12	06/11/19	1	*	5.75%	$0		$181	$181	$180
	Saintilia Charles	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0		$177	$177	$177
	Clermise LLC	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0		$176	$176	$176
	Chavensky Cab Inc	Term Loan	12/12/13	12/12/17	1	*	5.00%	$0		$175	$175	$175
	Stany Inc	Term Loan	06/23/15	06/11/18	1	*	7.00%	$0		$175	$175	$175
	M.K. Taxi Inc	Term Loan	01/23/14	01/23/18	1	*	4.50%	$0		$170	$170	$170
	Daniele Taxi LLC ## &	Term Loan	05/15/14	05/15/18	1	*	5.75%	$0		$166	$166	$166
	S Gladys Taxi LLC ##	Term Loan	06/12/14	06/12/18	1	*	6.00%	$0		$163	$163	$163
	Herve Dameus ##	Term Loan	12/11/14	12/11/18	1	*	5.00%	$0		$162	$162	$162
	Nadia Philemon LLC	Term Loan	04/13/17	04/13/20	1	*	6.25%	$0	$163	$158	$158	$160
	Mfc Taxi Corp ##	Term Loan	09/20/11	09/19/19	1	*	6.50%	$0		$160	$160	$159
	Erick Fleuridor	Term Loan	10/25/12	10/25/19	1	*	5.50%	$0		$149	$149	$149
	Micheline Luxeus ##	Term Loan	12/13/12	12/13/17	1	*	5.50%	$0		$146	$146	$146
	Serge Previlon LLC	Term Loan	08/15/13	08/15/18	1	*	5.25%	$0		$146	$146	$146
	Cassandra & Joseph Sejour Inc	Term Loan	04/09/10	03/13/18	1	*	4.50%	$0		$145	$145	$145
	Just 8 Taxi #2 Inc ##	Term Loan	10/16/15	10/15/18	1	*	7.00%	$0		$136	$136	$136
	Evana Destin	Term Loan	10/06/17	09/21/20	1	*	5.50%	$0	$135	$134	$134	$135
	534 Taxi LLC &	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$134	$134	$134
	Monise Lubintus	Term Loan	12/12/13	12/12/17	1	*	4.50%	$0		$133	$133	$133
	A.N.T.K. LLC	Term Loan	04/25/13	04/25/18	1	*	5.50%	$0		$133	$133	$133
	Saintvillien & Larochelle LLC	Term Loan	11/14/13	11/14/18	1	*	4.63%	$0		$120	$120	$121
	Charata Taxi Inc	Term Loan	12/12/13	12/12/17	1	*	4.50%	$0		$116	$116	$116
	Antoines Dortin ##	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$116	$116	$116
	424 Taxi LLC	Term Loan	08/17/17	08/17/20	1	*	6.00%	$0	$115	$111	$111	$113
	Forward Taxi Corp	Term Loan	05/18/17	05/18/20	1	*	6.00%	$0	$114	$109	$109	$110
	Ahmad Taxi Inc	Term Loan	06/09/11	06/09/19	1	*	6.75%	$0		$111	$111	$110
	Pierre Family 084 LLC	Term Loan	07/12/13	07/12/19	1	*	5.50%	$0		$109	$109	$108
	Olga Morales	Term Loan	02/18/16	02/18/19	1	*	5.50%	$0		$94	$94	$95
	Yves Frantz Philemon	Term Loan	12/11/14	12/11/18	1	*	4.75%	$0		$95	$95	$95
	Don Taxi Inc/Mbnk	Term Loan	01/23/14	01/23/18	1	*	6.50%	$0		$92	$92	$92
	Mr Clean Sdam Taxi LLC	Term Loan	06/11/15	06/11/18	1	*	6.50%	$0		$84	$84	$84
	Charles K Agesilas	Term Loan	08/14/14	08/14/21	1	*	6.50%	$0		$80	$80	$81
	Alhayat Taxi Inc	Term Loan	02/14/13	02/07/20	1	*	6.00%	$0		$75	$75	$74
	V And C Taxi LLC	Term Loan	05/18/17	05/18/19	1	*	5.25%	$0	$75	$72	$72	$73
	R & Z Trans Service Inc	Term Loan	01/10/13	01/10/23	1	*	5.00%	$0		$72	$72	$73
	Cosmos 2 Taxi Corporation ##	Term Loan	11/14/13	11/14/18	1	*	5.00%	$0		$73	$73	$73
	Mario P Jean-Louis ## &	Term Loan	12/11/14	12/11/18	1	*	5.00%	$0		$70	$70	$70
	Hercule Jean-Baptiste	Term Loan	06/13/13	06/13/22	1	*	5.50%	$0		$71	$71	$70
	Pola Trans Inc ##	Term Loan	08/17/17	08/17/20	1	*	5.75%	$0	$70	$68	$68	$69
	Gethsemane Inc	Term Loan	02/20/14	02/20/19	1	*	4.50%	$0		$66	$66	$67
	Praise The Lord Taxi Inc	Term Loan	05/14/15	05/14/25	1	*	6.00%	$0		$65	$65	$66
	Louibert Julien	Term Loan	06/18/14	06/16/21	1	*	5.50%	$0		$60	$60	$61
	Gerald Jean-Louis ## &	Term Loan	04/25/13	04/25/19	1	*	5.50%	$0		$62	$62	$61
	0127 Incorporated ##	Term Loan	07/19/12	07/19/20	1	*	6.50%	$0		$57	$57	$57
	Ez Come Ez Go Inc	Term Loan	04/16/15	04/16/20	1	*	5.25%	$0		$56	$56	$56
	Reyes Okoroagu ##	Term Loan	11/14/13	11/14/20	1	*	4.75%	$0		$40	$40	$40
	Fraline Taxi Inc ##	Term Loan	09/18/14	09/18/19	1	*	5.50%	$0		$36	$36	$36
	Farar LLC ##	Term Loan	03/13/14	03/13/19	1	*	5.25%	$0		$10	$10	$11

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Boston					59	6%	4.51%	$0	$633	$18,907	$18,564	$18,504
	Chidi Trans Inc &	Term Loan	11/17/14	03/25/16	1	*	5.50%	$0		$1,099	$1,098	$1,099
	Johnson Holdings Inc &	Term Loan	04/23/14	03/25/16	1	*	4.50%	$0		$803	$782	$783
	Gabriel Trans Holdings Inc &	Term Loan	04/23/14	03/25/16	1	*	4.50%	$0		$701	$700	$701
	Giorgio’S Cab Inc ##	Term Loan	09/04/15	08/30/19	1	*	4.25%	$0		$671	$671	$671
	Britney Cab Inc, Et Al &	Term Loan	05/18/15	06/09/18	1	*	2.75%	$0		$610	$549	$550
	Arinze Trans Inc &	Term Loan	02/05/10	02/07/16	1	*	4.25%	$0		$549	$549	$549
	Mish Inc ## &	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$556	$549	$549
	Southside Enterprises Inc ## &	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$554	$549	$549
	Arinze Trans Inc ## &	Term Loan	04/22/14	04/22/17	1	*	4.50%	$0		$549	$549	$549
	Sasun Cab Inc &	Term Loan	02/20/13	02/01/19	1	*	4.25%	$0		$549	$549	$549
	Chiso Trans Inc &	Term Loan	11/26/13	11/07/16	1	*	4.25%	$0		$508	$508	$509
	Memory Cab Company Inc ## &	Term Loan	01/14/11	01/14/17	1	*	4.13%	$0		$467	$467	$467
	Ngozi Trans Inc. &	Term Loan	12/31/12	12/07/15	1	*	4.50%	$0		$467	$466	$466
	Syed Cab Inc	Term Loan	02/27/15	04/27/18	1	*	4.00%	$0		$420	$420	$420
	Bailey Cab Inc &	Term Loan	11/09/12	11/17/18	1	*	5.25%	$0		$405	$405	$405
	Gladstone Taxi Corp Note A ##	Term Loan	10/04/17	10/05/19	1	*	4.00%	$0	$292	$292	$292	$294
	Louis-Jacques Family Taxi Inc	Term Loan	06/02/17	06/02/19	1	*	3.75%	$0	$292	$289	$289	$291
	Promesse Cab Inc &	Term Loan	09/28/16	09/28/19	1	*	4.25%	$0		$274	$275	$277
	Ngozi Trans Inc. &	Term Loan	05/06/15	04/20/17	1	*	5.50%	$0		$275	$274	$276
	Baton Moise Cab Inc &	Term Loan	04/14/14	04/14/17	1	*	4.90%	$0		$312	$274	$276
	Farb Inc ## &	Term Loan	07/26/16	07/26/18	1	*	4.50%	$0		$274	$274	$276
	Ser-Vil Cab Inc &	Term Loan	03/28/14	03/22/17	1	*	4.63%	$0		$323	$275	$276
	Beaudrin & Alexandra Taxi Inc &	Term Loan	09/20/16	09/20/19	1	*	3.90%	$0		$274	$275	$276
	S.P.B. Taxi Inc &	Term Loan	09/18/13	09/18/16	1	*	5.75%	$0		$284	$274	$275
	Amazing Grace Cab Inc &	Term Loan	02/06/14	02/06/17	1	*	4.25%	$0		$298	$274	$275
	Tomorrow’S Tree Inc &	Term Loan	10/08/13	10/08/18	1	*	4.25%	$0		$280	$274	$275
	Saint Inc &	Term Loan	08/12/13	09/22/18	1	*	4.00%	$0		$313	$274	$275
	Benito & Roseline Cab Inc ## &	Term Loan	09/09/15	09/15/18	1	*	4.00%	$0		$362	$362	$275
	Ruth Cab Inc &	Term Loan	11/26/13	11/26/18	1	*	4.75%	$0		$278	$275	$275
	Jv Taxi Inc &	Term Loan	10/24/14	01/24/18	1	*	5.25%	$0		$280	$275	$275
	Urzal Taxi Inc &	Term Loan	07/29/13	07/29/18	1	*	5.25%	$0		$280	$275	$275
	Oke Auguste Cab Inc &	Term Loan	01/31/14	01/31/18	1	*	4.00%	$0		$293	$275	$275
	Myra Inc &	Term Loan	08/12/13	08/12/16	1	*	5.75%	$0		$284	$274	$274
	Djbell Love Inc ## &	Term Loan	09/27/12	09/27/17	1	*	5.00%	$0		$277	$274	$274
	God-Will Inc &	Term Loan	02/11/14	02/11/17	1	*	4.25%	$0		$283	$274	$274
	Jason Cab Inc &	Term Loan	03/15/13	03/15/18	1	*	4.88%	$0		$280	$274	$274
	Good Time Cab Inc ## &	Term Loan	03/20/14	03/20/17	1	*	4.13%	$0		$276	$274	$274
	Joyful Ride Inc ## &	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$276	$274	$274
	God Is Able Inc ## &	Term Loan	02/11/14	02/11/17	1	*	4.00%	$0		$282	$274	$274
	P&P Dumerant Corp &	Term Loan	10/25/13	10/25/18	1	*	5.00%	$0		$280	$274	$274
	Eldali Transportation Inc &	Term Loan	11/09/12	11/26/18	1	*	4.75%	$0		$275	$274	$274
	H And H Taxi Inc ## &	Term Loan	10/11/13	09/11/19	1	*	4.75%	$0		$276	$274	$274
	Shemarjamalie Cab Inc &	Term Loan	02/17/12	02/17/18	1	*	6.15%	$0		$281	$281	$274
	Jre Taxi Inc ## &	Term Loan	07/25/14	07/25/17	1	*	4.70%	$0		$267	$268	$269
	Louine Cab Inc &	Term Loan	09/29/15	09/29/17	1	*	5.25%	$0		$265	$262	$262
	Boband Cab Inc ##	Term Loan	11/06/12	03/10/19	1	*	4.25%	$0		$253	$253	$253
	Phatricksey Cab Inc ## &	Term Loan	07/14/11	07/14/17	1	*	5.25%	$0		$237	$237	$237
	Ngozi Trans Inc. &	Term Loan	12/31/12	12/31/16	1	*	4.50%	$0		$234	$233	$233
	Sarhad Coach Inc	Term Loan	07/23/13	05/25/19	1	*	4.50%	$0		$226	$226	$226
	Stanley & Rachelle Cab Inc &	Term Loan	05/23/11	05/23/17	1	*	4.25%	$0		$152	$152	$152
	Dabola Cab Inc ##	Term Loan	11/10/11	07/10/19	1	*	4.50%	$0		$145	$145	$145
	Kena Cab Inc	Term Loan	11/06/12	11/06/25	1	*	4.75%	$0		$56	$56	$56
	Gladstone Taxi Corp Note B ##	Term Loan	10/04/17	11/05/22	1	*	4.50%	$0	$25	$25	$26	$28
	Louis-Jacques Family Taxi/Nt B	Term Loan	06/02/17	06/02/22	1	*	4.50%	$0	$24	$22	$22	$24
	Promesse Cab Inc &	Term Loan	09/28/16	09/28/21	1	*	4.50%	$0		$21	$21	$23
	Beaudrin & Alexandra Taxi Inc	Term Loan	09/20/16	09/20/21	1	*	4.00%	$0		$16	$16	$18
	Benito & Roseline Cab Inc ##	Term Loan	09/09/15	09/09/18	1	*	4.00%	$0		$16	$16	$17
	Jv Taxi Inc	Term Loan	04/14/15	04/14/19	1	*	6.00%	$0		$10	$10	$11

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Sunshine Cab Inc ##	Term Loan	06/12/07	06/12/18	1	*	5.00%	$0		$3	$3	$3
Cambridge					13	0%	4.55%	$0	$0	$824	$773	$693
	Gcf Taxi Inc &	Term Loan	10/08/13	10/08/18	1	*	4.00%	$0		$98	$98	$99
	Raad Taxi Inc ## &	Term Loan	05/30/14	05/30/17	1	*	4.50%	$0		$57	$49	$51
	Sam Taxi Inc &	Term Loan	03/12/14	03/12/17	1	*	4.50%	$0		$50	$49	$50
	Patrick Cab Inc And Saad Inc &	Term Loan	03/29/13	03/29/16	1	*	4.88%	$0		$69	$49	$50
	Marcia And Everton Cab Inc &	Term Loan	12/15/15	12/15/16	1	*	3.75%	$0		$53	$49	$50
	Eureka Cab Inc &	Term Loan	07/01/14	07/01/17	1	*	4.25%	$0		$49	$49	$50
	Desdunes Cab Inc &	Term Loan	09/21/12	10/21/17	1	*	5.00%	$0		$49	$49	$49
	Lynn Maha Taxi Inc &	Term Loan	05/13/13	05/13/17	1	*	5.00%	$0		$57	$49	$49
	Mgf Taxi Inc &	Term Loan	05/06/11	05/06/17	1	*	4.00%	$0		$49	$49	$49
	Walger Inc &	Term Loan	01/26/12	01/26/20	1	*	5.50%	$0		$59	$49	$49
	Hope-Lynn Cabworks Inc ## &	Term Loan	03/22/13	03/22/17	1	*	4.00%	$0		$49	$49	$49
	Drumman Trans Inc &	Term Loan	12/07/12	12/07/17	1	*	4.50%	$0		$49	$49	$49
	Taxi Technology Inc ## &	Term Loan	12/11/13	12/29/17	1	*	5.00%	$0		$136	$136	$49
Other					9	0%	7.95%	$0	$0	$500	$482	$487
	Alexandrite Taxi LLC &	Term Loan	07/30/15	07/30/20	1	*	9.00%	$0		$157	$157	$158
	Chametz Taxi LLC &	Term Loan	07/30/15	07/30/20	1	*	9.00%	$0		$104	$104	$105
	Tjp Inc ## &	Term Loan	01/03/14	01/03/17	1	*	4.75%	$0		$61	$61	$61
	Hantin Trans/Aventura Taxi &	Term Loan	06/16/10	06/16/17	1	*	8.25%	$0		$47	$47	$47
	Wiljean Marcelin &	Term Loan	08/21/13	09/01/23	1	*	6.75%	$0		$44	$38	$40
	Jean C Mathurin/Norcal &	Term Loan	01/15/13	02/01/18	1	*	8.50%	$0		$49	$38	$38
	Zelalem S. Alemu &	Term Loan	04/28/08	04/28/18	1	*	5.00%	$0		$27	$26	$26
	Elysse Corporation	Term Loan	09/10/10	11/01/19	1	*	9.00%	$0		$9	$9	$9
	Elzira & Luc Cab Inc.	Term Loan	08/17/10	02/17/18	1	*	8.25%	$0		$2	$2	$3

Total medallion loans ($183,529 pledged as collateral under borrowing arrangements)					648	73%	4.41%	$1,579	$12,578	$231,112	$228,416	$208,279

Commercial Loans
Secured mezzanine Secured mezzanine (22% North Carolina, 16% Minnesota, 7% Ohio, 6% Texas, 6% Delaware
6% California, 5% Oklahoma, 5% Oregon, 4% Kansas, 4% North Dakota, 4% Pennsylvania, and 15% all other states) (2)
Manufacturing (37% of the total)	Innovative Metal, Inc. dba Southwest Data Products (interest rate includes PIK interest of 2.00%)	Term Loan	04/06/17	04/06/24	1	2%	14.00%	$0	$5,000	$5,000	$5,000	$4,980
	Stride Tool Holdings, LLC (interest rate includes PIK interest of 3.00%)	Term Loan	04/05/16	04/05/21	1	1%	15.00%	$217		$4,217	$4,217	$4,179
	AA Plush Holdings, LLC (interest rate includes PIK interest of 6.00%)	Term Loan	08/15/14	08/15/19	1	1%	14.00%	$397		$3,397	$3,397	$3,393
	Pinnacle Products International, Inc. (interest rate includes PIK interest of 3.00%)	Term Loan	10/09/15	10/09/20	1	1%	15.00%	$449		$3,249	$3,249	$3,249
	Liberty Paper Products Acquisition, LLC (interest rate includes PIK interest of 2.00%)	Term Loan	06/09/16	06/09/21	1	1%	14.00%	$101		$3,096	$3,096	$3,096
	EMI Porta Opco, LLC (interest rate includes PIK interest of 1.00%)	Term Loan	12/11/17	03/11/23	1	1%	13.00%	$2	$3,000	$3,002	$3,002	$3,002
	BB Opco, LLC d/b/a BreathableBaby, LLC (interest rate includes PIK interest of 3.00%)	Term Loan	08/01/14	08/01/19	1	1%	15.00%	$218		$2,718	$2,718	$2,718
	EGC Operating Company, LLC (interest rate includes PIK interest of 1.00%)	Term Loan	09/30/14	09/30/19	1	1%	13.00%	$49		$1,959	$1,959	$1,959
	American Cylinder, Inc. d/b/a All Safe (interest rate includes PIK interest of 7.00%)	Term Loan	07/03/13	09/30/18	1	1%	19.00%	$282		$1,782	$1,782	$1,782
	Tri-Tech Forensics, Inc. (interest rate includes PIK interest of 2.00%)	Term Loan	06/15/17	06/15/22	1	1%	14.00%	$0	$1,500	$1,500	$1,500	$1,500
	Orchard Holdings, Inc. &	Term Loan	03/10/99	03/31/10	1	*	13.00%			$1,390	$1,390	$1,390
	Filter Holdings, Inc. (interest rate includes PIK interest of 2.00%)	Term Loan	05/05/17	05/05/22	1	*	14.00%	$0	$1,250	$1,250	$1,250	$1,250
	Quaker Bakery Brands, Inc.	Term Loan	03/28/17	03/28/22	1	*	10.00%	$0	$200	$200	$200	$200
Arts, Entertainment, and Recreation (19% of the total)	RPAC Racing LLC & (interest rate includes PIK interest of 2.00%)	Term Loan	11/27/17	03/31/20	1	3%	2.00%	$15	$7,827	$7,827	$7,827	$7,827
	RPAC Racing LLC & (interest rate includes PIK interest of 2.00%)	Term Loan	06/22/16	03/31/20	1	1%	2.00%	$278		$2,034	$2,034	$2,034
	RPAC Racing LLC & (interest rate includes PIK interest of 2.00%)	Term Loan	09/14/16	03/31/20	1	*	2.00%	$120		$1,000	$1,000	$1,000
	RPAC Racing LLC & (interest rate includes PIK interest of 2.00%)	Term Loan	11/19/10	03/30/20	1	2%	2.00%	$2,572		$5,611	$5,611	$5,611
Professional, Scientific, and Technical Services (18% of the total)	Weather Decision Technologies, Inc. (interest rate includes PIK interest of 9.00%)	Term Loan	12/11/15	12/11/20	1	1%	18.00%	$721		$4,221	$4,221	$4,214
	Weather Decision Technologies, Inc. (interest rate includes PIK interest of 7.00%)	Term Loan	11/08/17	06/30/18	1	*	14.00%	$2	$325	$327	$327	$327
	ADSCO Opco, LLC (interest rate includes PIK interest of 2.00%)	Term Loan	10/25/16	10/25/21	1	1%	13.00%	$87		$3,687	$3,687	$3,677
	Northern Technologies, LLC (interest rate includes PIK interest of 1.00%)	Term Loan	01/29/16	01/29/23	1	1%	13.00%	$70		$3,670	$3,670	$3,670

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2017

(Dollars in thousands)		Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	+	DPIS Engineering, LLC	Term Loan	12/01/14	06/30/20	1	1%	12.00%	$0		$2,000	$2,000	$1,998
	+	Portu-Sunberg Marketing LLC	Term Loan	10/21/16	02/21/22	1	*	12.00%	$0		$1,250	$1,250	$1,245
		J.R. Thompson Company LLC (interest rate includes PIK interest of 2.00%)	Term Loan	05/21/15	05/21/22	1	*	14.00%	$11		$1,156	$1,156	$1,156
Information (9% of the total)		US Internet Corp.	Term Loan	03/14/17	03/14/22	1	1%	14.50%	$0	$5,650	$4,075	$4,075	$4,062
		US Internet Corp. (interest rate includes PIK interest of 17.00%)	Term Loan	03/14/17	03/14/22	1	*	19.00%	$147	$1,000	$1,147	$1,147	$1,147
		Centare Holdings, Inc. (interest rate includes PIK interest of 2.00%)	Term Loan	08/30/13	08/30/18	1	1%	14.00%	$0		$2,500	$2,500	$2,497
Wholesale Trade (6% of the total)	+	Classic Brands, LLC	Term Loan	01/08/16	04/30/23	1	1%	12.00%	$0		$2,880	$2,880	$2,880
		Harrell’s Car Wash Systems, Inc. (interest rate includes PIK interest of 3.00%)	Term Loan	07/03/17	09/03/22	1	1%	15.00%	$32	$2,000	$2,532	$2,532	$2,529
Mining, Quarrying, and Oil and Gas Extraction (5% of the total)		Green Diamond Performance Materials, Inc. (interest rate includes PIK interest of 4.50%)	Term Loan	09/08/17	09/08/24	1	1%	16.50%	$57	$4,000	$4,057	$4,057	$4,057
Transportation and Warehousing (4% of the total)		LLL Transport, Inc. (interest rate includes PIK interest of 3.00%)	Term Loan	10/23/15	04/23/21	1	1%	15.00%	$410		$3,914	$3,914	$3,912
Construction (2% of the total)		Highland Crossing-M, LLC (interest rate includes PIK interest of 11.50%)	Term Loan	01/07/15	02/01/25	1	1%	11.50%			$1,445	$1,445	$1,444
Accommodation and Food Services (0% of the total)		Javier & David Restaurant Corp.	Term Loan	11/05/10	11/05/20	1	*	9.25%	$0		$241	$241	$241

Total secured mezzanine (2)						33	31%	12.09%	$6,237	$31,752	$88,334	$88,334	$88,226

Other secured commercial (51% New York, 42% New Jersey and 7% all other states)
Retail Trade (81% of the total)		Medallion Fine Art Inc (interest rate includes PIK interest of 12%)	Term Loan	12/17/12	03/17/18	1	*	12.00%	$0		$999	$999	$999
		La Conga Food Market Inc	Term Loan	12/23/15	12/09/18	1	*	7.00%	$0		$519	$519	$518
		Anthony Supermarket LLC	Term Loan	04/02/13	07/02/18	1	*	9.00%	$0		$72	$72	$71
		Moderne Barn Wines&Spirits Inc	Term Loan	05/09/13	05/09/18	1	*	4.75%	$0		$13	$13	$13
		Drr Enterprises LLC &	Term Loan	10/28/08	10/17/18	1	*	10.50%	$0		$80	$61	$—
		Don Marto Minimarket Corp &	Term Loan	03/03/15	03/03/20	1	*	9.00%	$0		$151	$130	$—
Accommodation and Food Services (12% of the total)		Bistro Caterers Corporation	Term Loan	07/25/13	07/25/18	1	*	9.00%	$0		$126	$126	$125
		El Tropico Family Rest II LLC &	Term Loan	11/29/05	04/18/17	1	*	6.75%	$0		$271	$180	$105
		El Mangu Sabroso Restaurant In &	Term Loan	06/06/14	09/06/19	1	*	9.00%	$0		$247	$238	$—
Transportation and Warehousing (4% of the total)		Tehran Properties Inc &	Term Loan	03/17/15	09/10/18	1	*	4.25%	$0		$75	$74	$75
Real Estate and Rental and Leasing (3% of the total)		Jude Odimegwu Et Al &	Term Loan	03/31/15	03/31/20	1	*	5.00%	$0		$69	$65	$56

Total Other Commercial Loans (2)						11	1%	9.39%	$0	$0	$2,622	$2,477	$1,962

Total commercial loans (2)						44	31%	12.02%	$6,237	$31,752	$90,956	$90,811	$90,188

Investment in Medallion Bank and other controlled subsidiaries
Commercial Banking		Medallion Bank **	100% of common stock	05/16/02	None	1	101%	0.00%	$0			$138,282	$290,548
NASCAR Race Team		Medallion MotorSports, LLC	75% of LLC units	11/24/10	None	1	2%	42.40%	$0			$2,820	$4,623
Art Dealer		Medallion Fine Art, Inc.	100% of common stock	12/03/12	None	1	1%	0.00%	$0			$1,777	$3,878
Loan Servicing		Medallion Servicing Corp.	100% of common stock	11/05/10	None	1	*	0.00%	$0			$97	$97
Professional Sports Team		LAX Group LLC	44.97% of membership interests	05/23/12	None	1	1%	0.00%	$0			$251	$3,001
Media		Medallion Taxi Media, Inc.	100% of common stock	01/01/17	None	1	*	0.00%	$0			$—	$0

Investment in Medallion Bank and other controlled subsidiaries, net						6	105%	0.83%	$0	$0	$0	$143,227	$302,147

Equity investments
Commercial Finance		Convergent Capital, Ltd **	7% of limited partnership interest	07/20/07	None	1	*	0.00%	$0			$733	$456
NASCAR Race Team		Rpac Racing LLC	1,000 shares of Series D	08/25/15	None	1	1%	0.00%	$0			$—	$2,193
Loan Servicing		Upgrade, Inc.	666,668 shares of Series A-1 preferred stock	09/30/16	None	1	1%	0.00%	$0			$250	$1,455
Stuffed Toy Manufacturer		AA Plush Holdings, LLC d/b/a Animal Adventures	1.6% Common Units	08/15/14	None	1	*	0.00%	$0			$300	$300
Advertising Services		ADSCO Opco, LLC	7.9% Class A Series A-2 Units	10/25/16	None	1	*	0.00%	$0			$400	$400
Baby Sleep Products		BB Opco, LLC d/b/a BreathableBaby, LLC	3.6% Units	08/01/14	None	1	*	0.00%	$0			$250	$250
IT Services		Centare Holdings, Inc.	7.23% of common stock, 3.88% of preferred stock	08/30/13	None	1	*	0.00%	$0			$103	$103
Wholesale Hobbyists’ Supplies		Classic Brands, LLC	Warrant for 300,000 Class A units	01/08/16	01/08/26	1	*	0.00%	$0			$—	$0
Engineering Design Services		DPIS Engineering LLC	Warrant for 180,000 Class C units	12/01/14	5th anniversary of note paid in full	1	*	0.00%	$0			$—	$0

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2017

(Dollars in thousands)		Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Elevator Parts Manufacturer		EMI Porta HoldCo, LLC	3.56% of Series A-2 Preferred Units	12/11/17	None	1	*	0.00%	$0	$500		$500	$500
Industrial Filters Manufacturer		Filter Holdings, Inc.	7.14% of Common Stock, 7.14% of Preferred Stock	05/05/17	None	2	*	0.00%	$0	$207		$207	$207
Specialty Sand Products		Green Diamond Performance Materials, Inc.	4.26% of Series A Preferred Stock	09/08/17	None	1	*	0.00%	$0	$200		$200	$200
Car Wash Equipment Manufacturer		Harrell’s Car Wash Systems, Inc.	0.89% of Common Stock	07/03/17	None	1	*	0.00%	$0	$104		$104	$104
Sheet Metal Manufacturer		SWDP Acquisition Co., LLC	9.9875% of LLC Units	04/06/17	None	1	*	0.00%	$0	$400		$400	$400
Paper Tapes Manufacturer		Liberty Paper Products Acquisition, LLC	100% of Series A Preferred Units—12% TOTAL	06/09/16	None	1	*	0.00%	$0			$350	$350
Environmental Consulting Services		Northern Technologies, LLC	8.27% of LLC units	01/29/2016, 12/5/16 & 6/12/17	None	3	*	0.00%	$0	$58		$408	$408
Food Manufacturer		PACA Foods, LLC	Warrant for 10% of the Company’s Convertible Preferred Shares	12/31/10	02/17/20	1	*	0.00%	$0			$—	$0
Space Heater Manufacturer		Pinnacle Products International, Inc.	0.5% common stock	10/09/15	None	1	*	0.00%	$0			$135	$135
Marketing Services		Portu-Sunberg Marketing LLC	0.86% LLC units	10/19/16	None	1	*	0.00%	$0			$50	$50
		Third Century JRT Inc.	13% common stock	05/21/15	None	1	*	0.00%	$0			$200	$200
		Portu-Sunberg Marketing LLC	Warrant for 2.85% of the outstanding stock	12/31/12	07/24/20	1	*	0.00%	$0			$—	$0
Machinery Manufacturer	+	Reel Power International, Inc.	2.65% of common stock	08/04/08	None	1	*	0.00%	$0			$318	$318
Shelving Manufacturer		Storflex Holdings, Inc.	Warrant for 1.7% of the outstanding stock	07/17/12	02/05/23	1	*	0.00%	$0			$—	$0
Hand Tool Manufacturer		Stride Tool Holdings, LLC	7.14% of LLC units	04/05/16	None	1	*	0.00%	$0			$500	$500
Investment Castings		Tech Cast Holdings, LLC	4.14% LLC units	12/12/14	12/12/19	1	*	0.00%	$0			$300	$300
Forensic Supplies		Tri-Tech Forensics, Inc.	4.91% of Common Stock; 4.61% of Preferred Stock	06/15/17	None	3	*	0.00%	$0	$192		$192	$192
Weather Forecasting Services		Weather Decision Technologies, Inc.	2.2% preferred stock	12/11/15	None	1	*	0.00%	$0			$500	$500

Equity investments, net						32	3%	0.00%	$0	$1,661	$0	$6,400	$9,521

Investment securities
Investment securities, net						0	0%	0.00%	$0	$0	$0	$—	$0

Net Investments ($183,529 pledged as collateral under borrowing arrangements) (3)						730	212%	4.73%	$7,816	$45,991	$322,068	$468,854	$610,135

(1)	Represents the actual or weighted average interest or dividend rate of the respective security or portfolio as of the date indicated. Investments without an interest rate or with a rate of 0.00% are considered non-income producing.
(2)	Included in secured mezzanine commercial loans and other commercial loans was $6,237 of interest income capitalized into the outstanding investment balances, and $1,579 of deferred interest income, in accordance with the terms of the investment contract.
(3)	The ratio of restricted securities fair value to net assets is 212%.
(4)	Gross unrealized appreciation, gross unrealized depreciation and net appreciation for federal income tax purposes totaled $220,597, $21,306 and $199,291, respectively. The tax cost of investments was $410,844.
(5)	For revolving lines of credit the amount shown is the cost at December 31, 2017.
*	Less than 1.0%
**	Not an eligible portfolio company as such term is defined in Section 2(a)(46) of the 1940 Act. The percentage value of all non-eligible portfolio companies to totaled assets of Medallion Financial on an unconsolidated basis was up to 59% and up to 48% on a consolidated basis. Under the 1940 Act, we may not acquire any non-qualifying assets, unless at the time such acquisition is made, qualifying assets, which include securities of eligible portfolio companies, represent at least 70% of our total assets. The status of these assets under the 1940 Act are subject to change. We monitor the status of these assets on an ongoing basis.
&	Loan is on nonaccrual status, or past due on contractual payments, and is therefore considered non-income producing.
#	Publicly traded but sales subject to applicable Rule 144 limitations.
##	Pledged as collateral under borrowing arrangements.
+	Includes various warrants, all of which have a cost and fair value of zero at December 31, 2017.